As Filed with the Securities and Exchange Commission on May 1, 1998
                                                     Registration No. 333-32071
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                         POST-EFFECTIVE AMENDMENT NO. 1




                                    FORM S-6
               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                     OF SECURITIES OF UNIT INVESTMENT TRUST
                           REGISTERED ON FORM N-8B-2


                                ---------------
                      Life of Virginia Separate Account II
                             (Exact name of trust)



                     The Life Insurance Company of Virginia
                              (Name of depositor)
                             6610 West Broad Street
                            Richmond, Virginia 23230
         (Complete address of depositor's principal executive offices)


       Name and complete address of agent for service:                    Copy to:
                    Linda L. Lanam, Esq.                            Stephen E. Roth, Esq.
     Senior Vice President, General Counsel & Secretary     Sutherland, Asbill & Brennan, L.L.P.
             The Life Insurance Company of Virginia            1275 Pennsylvania Avenue, N.W.
                   6610 West Broad Street                         Washington, DC 20004-2415
                      Richmond, Virginia 23230


                 Approximate date of proposed public offering:
 As soon as practicable after the effective date of this Registration Statement



                     Title of Securities Being Registered:
        Interests in a Separate Account Under Flexible Premium Variable
                            Life Insurance Policies



     The Registrant hereby amends this Registration Statement on such dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.
-------------------------------------------------------------------------------

                          PROSPECTUS DATED May 1, 1998
                Flexible Premium Variable Life Insurance Policy


                                 Form 1250 9/97
                      LIFE OF VIRGINIA SEPARATE ACCOUNT II
                     The Life Insurance Company of Virginia
                             6610 West Broad Street
                            Richmond, Virginia 23230
                            Telephone (804) 281-6000
--------------------------------------------------------------------------------
     This prospectus describes a flexible premium variable life insurance policy offered by The Life Insurance Company of Virginia. The Policy is designed to provide life insurance protection on the Insured named in the Policy and at the same time provide flexibility to vary the amount and timing of premiums and to change the amount of death benefit payable under the Policy. This flexibility allows you to provide for changing insurance needs under a single insurance policy.


     The Policyowner allocates net premiums among one or more of the 37 Investment Subdivisions of Account II. Each Investment Subdivision of Separate Account II will invest solely in a designated investment portfolio that is part of a series-type investment company. Currently, there are ten such Funds available under this Policy: the Janus Aspen Series, the Variable Insurance Products Fund, the Variable Insurance Products Fund II, the Variable Insurance Products Fund III, the GE Investments Funds, Inc., the Oppenheimer Variable Account Funds, the Federated Insurance Series, the Alger American Fund, the PBHG Insurance Series Fund, Inc. and Goldman Sachs Variable Insurance Trust (collectively referred to as the "Funds"). The Funds, their investment managers and their currently available portfolios are listed on the following page. Each Investment Subdivision of Separate Account II will invest solely in a designated investment portfolio which is part of a series type investment company ("Fund").


     You can elect one of two Death Benefit Options under the Policy. Under Option A, the Life Insurance Proceeds will equal the greater of (1) the Specified Amount plus the Policy's Account Value, or (2) the Account Value multiplied by the applicable corridor percentage. Under Option B, the Life Insurance Proceeds will equal the greater of (1) the Specified Amount, or (2) the Account Value multiplied by the applicable corridor percentage. Under both options, the Specified Amount and Account Value are determined on the date of the Insured's death. We guarantee that the Life Insurance Proceeds will never be less than the Specified Amount so long as the Policy is in force.

     The Policy provides for a Surrender Value. Because this value is based on the performance of the Funds, to the extent of allocations to Separate Account II, there is no guaranteed Surrender Value or guaranteed minimum Surrender Value. On any given day, the Surrender Value could be more or less than the premiums paid. If the Surrender Value is insufficient to cover the charges due under the Policy, the Policy will lapse without value. However, the Policy will not lapse during the Continuation Period, regardless of the sufficiency of the Surrender Value, so long as the Net Total Premium is at least equal to the Continuation Amount.

     The Policy also provides for Policy loans and permits partial surrenders within limits. In addition, you can elect dollar-cost averaging or portfolio rebalancing programs.

THIS PROSPECTUS SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE. PROSPECTUSES FOR THE FUNDS MUST ACCOMPANY THIS PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THIS PROSPECTUS.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INTERESTS IN THE POLICIES AND FUNDS ARE NOT DEPOSITS WITH, OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK OR BANK AFFILIATE, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

                               TABLE OF CONTENTS






                                                Page
                                              --------
SUMMARY AND DIAGRAM OF
   THE POLICY                                      3
   Fund Charges                                    6
DEFINITIONS                                        8
PREMIUMS                                           9
   Applying for a Policy                           9
   Free Look Right to Cancel                       9
   Premiums                                        9
   Periodic Premium Plan                           9
   Premium to Prevent Lapse                       10
   Minimum Premium Payment                        10
   Death Benefit Guarantee                        10
   Crediting Premium to the Policy                10
ALLOCATION OPTIONS                                11
   Net Premium Allocations                        11
   Investment Subdivisions                        11
   Transfers                                      15
   Dollar-Cost Averaging                          15
   Portfolio Rebalancing                          15
   Powers of Attorney                             15
CHARGES AND DEDUCTIONS                            16
   Premium Charge                                 16
   Mortality and Expense Risk Charge              16
   Monthly Deduction                              16
   Surrender Charge                               17
   Cost of Insurance                              17
   Other Charges                                  17
   Reduction of Charges for Group Sales           17
HOW YOUR ACCOUNT VALUE VARIES                     17
   Account Value                                  17
   Surrender Value                                18
   Investment Subdivision Values                  18
   Unit Values                                    18
   Net Investment Factor                          18
DEATH BENEFITS                                    18
   Amount of Death Benefit Payable                18
   Death Benefit Options                          18
   Changing the Death Benefit Option              19
   Accelerated Benefit Rider                      19
   Effect of Partial Surrenders on
     Life Insurance Proceeds                      20
   Change in Existing Coverage                    20
   Changing the Beneficiary                       20
LOAN BENEFITS                                     20
   Interest                                       20
   Repayment of Policy Debt                       21
   Effect of Policy Loan                          21
SURRENDER BENEFITS                                21
   Full Surrender                                 21
   Partial Surrender                              21


                                                Page
                                              --------
HYPOTHETICAL ILLUSTRATIONS                        21
REQUESTING PAYMENTS AND
   TELEPHONE TRANSACTIONS                         27
   Requesting Payments                            27
   Telephone Transactions                         27
OTHER POLICY BENEFITS AND
   PROVISIONS                                     27
   Exchange Privilege                             27
   Optional Payment Plans                         27
   Other Policy Provisions                        28
   Owner                                          28
   Beneficiary                                    28
   Reinstatement                                  28
   Trustee                                        28
   Other Changes                                  28
   Reports                                        28
   Change of Owner                                29
   Supplemental Benefits                          29
   Using the Policy as Collateral                 29
   Reinsurance                                    29
LIFE OF VIRGINIA                                  29
   The Life Insurance Company of Virginia         29
   State Regulation                               29
   Executive Officers and Directors               30
   Separate Account II                            30
   Changes to Separate Account II                 30
   Voting of Fund Shares                          30
TAX CONSIDERATIONS                                31
   Tax Status of the Policy                       31
   Tax Treatment of Policy Proceeds               32
   Tax Treatment of Policy Loans
     and Other Distributions                      33
   Taxation of Life of Virginia                   33
   Income Tax Withholding                         33
   Other Considerations                           33
LEGAL DEVELOPMENTS REGARDING
   EMPLOYMENT -- RELATED
   BENEFIT PLANS                                  34
ADDITIONAL INFORMATION                            34
   Sale of Policies                               34
   Other Information                              34
   Legal Matters                                  34
   Legal Proceedings                              34
   Year 2000 Compliance                           34
   Experts                                        35
   Change in Auditors                             35
   Financial Statements                           35


This prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made. No person is authorized to make any representations in connection with this offering other than those representations contained in this prospectus and the Fund prospectuses and Statements of Additional Information.

SUMMARY AND DIAGRAM OF THE POLICY

The following summary of prospectus information and diagram of the important features of the Policy should be read in conjunction with the more detailed information appearing elsewhere in this prospectus. Unless otherwise indicated, the description of the Policy in this prospectus assumes that the Policy is in force and there is no Policy Debt. Definitions of certain terms used in this prospectus may be found by referring to the DEFINITIONS section immediately following the diagram.


     Who We Are. Life of Virginia is a stock life insurance company and is a member of the Insurance Marketplace Standards Association (IMSA). Life of Virginia may use the IMSA membership logo and language in its advertisements, as outlined in IMSA's Marketing and Graphics Guidelines. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

     Purpose of the Policy. The Policy is designed to provide insurance benefits with a long-term investment element. The Policy should be considered in conjunction with your other insurance. It may not be advantageous to replace existing insurance with the Policy.

     Comparison with Universal Life Insurance. The Policy is similar in many ways to universal life insurance. As with universal life insurance: the Owner pays premiums for insurance coverage on the Insured; the Policy provides for the accumulation of Surrender Value that is payable if the Policy is surrendered during the Insured's lifetime; and the Surrender Value may be substantially lower than the premiums paid. However, the Policy differs from universal life insurance in that the Surrender Value may decrease if the investment performance of the Investment Subdivisions to which Account Value is allocated is sufficiently adverse. If the Surrender Value becomes insufficient to cover charges when due and the Continuation Period is not in effect, the Policy will lapse without value after a grace period. See "Premium to Prevent Lapse."

     Tax Considerations. We intend for the Policy to satisfy the definition of a life insurance contract under section 7702 of the Internal Revenue Code of 1986, as amended (the "Code"). Under certain circumstances, a Policy could be treated as a "modified endowment contract." We will monitor Policies and will attempt to notify you on a timely basis if your Policy is in jeopardy of becoming a modified endowment contract. For further discussion of the tax status of a Policy and the tax consequences of being treated as a life insurance contract or a modified endowment contract, See the "TAX CONSIDERATIONS" section below.

     Free Look Right to Cancel. For a limited time after the Policy is issued, you have the right to cancel your Policy and receive the sum of all charges deducted from premiums paid plus Net Premiums adjusted by investment gains and losses or, if required by state law, a full refund of all premiums paid. See "Free Look Right to Cancel" and "Net Premium Allocations."

     Inquiries. If you have any questions, you may write or call our Home Office at 6610 West Broad Street, Richmond, Virginia 23230, (804) 281-6000.

                               DIAGRAM OF POLICY
                                    PREMIUMS

o You select a premium payment plan. You are not required to pay premiums according to the plan, but may vary the frequency and amount, within limits, and can skip planned premiums. See "Periodic Premium Plan."
o Premium amounts depend on the Insured's Age, sex (where applicable), risk class, Specified Amount selected, and any supplemental benefit riders. See "Premiums."
o  Unscheduled premium payments may be made, within limits. See "Premiums."
o Under certain circumstances, extra premiums may be required to prevent lapse. See "Premium to Prevent Lapse."


                            DEDUCTION FROM PREMIUMS

o Currently, a 3% premium charge (5% maximum) is deducted from each premium before allocation to an Investment Subdivision resulting in a Net Premium. A premium charge will not be assessed against the policy loan portion of a premium received from the rollover of a life insurance policy. See "Premium Charge."


                           ALLOCATION OF NET PREMIUMS

o You direct the allocation of Net Premiums among up to seven of the Investment Subdivisions of Separate Account II. For states that require the refund of premiums during the free look period, we will allocate Net Premiums to the Money Market Investment Subdivision for 15 days, then to your designated Investment Subdivisions. See "Net Premium Allocations" for rules and limits.
o The Investment Subdivisions invest in corresponding portfolios of the following Funds:

         Janus Aspen Series
             Growth Portfolio
             Aggressive Growth Portfolio
             International Growth Portfolio
             Worldwide Growth Portfolio
             Balanced Portfolio
             Flexible Income Portfolio
             Capital Appreciation Portfolio
         Variable Insurance Products Fund
             VIP Equity-Income Portfolio
             VIP Overseas Portfolio
             VIP Growth Portfolio
         Variable Insurance Products Fund II
             VIP II Asset Manager Portfolio
             VIP II Contrafund Portfolio
         Variable Insurance Products Fund III
             VIP III Growth & Income Portfolio
             VIP III Growth Opportunities Portfolio
         GE Investments Funds, Inc.
             S&P 500 Index Fund
             Money Market Fund
             Total Return Fund
             International Equity Fund

GE Investment Funds, Inc. (Continued)
     Real Estate Securities Fund
     Global Income Fund
     Value Equity Fund
     Income Fund

     U.S. Equity Fund

Oppenheimer Variable Account Funds
     Oppenheimer Bond Fund

     Oppenheimer Aggressive Growth Fund

     Oppenheimer Growth Fund
     Oppenheimer High Income Fund
     Oppenheimer Multiple Strategies Fund
Federated Insurance Series
     Federated American Leaders Fund II
     Federated Utility Fund II
     Federated High Income Bond Fund II
The Alger American Fund
     Alger American Growth Portfolio
     Alger American Small Capitalization Portfolio
PBHG Insurance Series Fund, Inc.
     PBHG Growth II Portfolio
     PBHG Large Cap Growth Portfolio

Goldman Sachs Variable Insurance Trust
     Goldman Sachs Growth and Income Fund
     Goldman Sachs Mid Cap Equity Fund


     See "Investment Subdivisions Options."

                             DEDUCTIONS FROM ASSETS

o Management fees and other expenses are deducted from the assets of each Fund. See "Fund Charges."
o A daily mortality and expense risk charge at a current effective annual rate of 0.70% is deducted from assets in the Investment Subdivisions. See "Mortality and Expense Risk Charge."
o A monthly deduction is made each month from the Account Value for (1) the cost of insurance, (2) a current monthly policy charge of $12 in the first policy year and $6 per month thereafter (it cannot exceed $12 per month), and (3) supplemental benefit charges. The monthly deduction will also include the increase charge for the first month following an increase in the Specified Amount. See "Monthly Deduction."


                                 ACCOUNT VALUE

o Account Value is the total amount under the Policy in each Investment Subdivision and the General Account. See "Account Value" and "Investment Subdivision Account Value."
o Account Value serves as the starting point for calculating certain values under a Policy, such as the Surrender Value and the Life Insurance
  Proceeds. Account Value varies from day to day to reflect investment experience of the Investment Subdivisions, charges deducted and other
  Policy transactions (such as Policy loans, transfers and partial surrenders.) See "HOW YOUR ACCOUNT VALUE VARIES."
o Account Value can be transferred among the Investment Subdivisions. A $10 transfer processing fee applies to each transfer made after the first transfer in a Policy Month. See "Transfers" for rules and limits. Policy loans reduce the amount available for allocations and transfers.
o There is no minimum guaranteed Account Value. During the Continuation Period, the Policy will lapse if the Surrender Value is insufficient to cover the monthly deduction and the Net Total Premium is less than the Continuation Amount. After the Continuation Period, the Policy will lapse if the Surrender Value is insufficient to cover the monthly deduction. See
  "Premium to Prevent Lapse."

                                 CASH BENEFITS

 o Policy loans are available for amounts up to 90% of Account Value less any Surrender Charges, less any Policy Debt. See "LOAN BENEFITS" for discussion of interest on Policy loans and additional rules and limits. See also "TAX CONSIDERATIONS."
 o Partial surrenders are available under the Policy. The minimum partial surrender amount is $500, and a fee equal to the lesser of $25 or 2% of the amount of the partial surrender will apply to each Partial Surrender. See "Partial Surrender" for rules and limits.
 o The Policy can be surrendered at any time for its Surrender Value (Account Value minus Policy Debt and minus any applicable surrender charge). A surrender charge will apply during the first 15 Policy Years. See "Full Surrender" and "Surrender Charge."
 o A variety of payment options are available. See "Requesting Payments."

                                 DEATH BENEFITS

 o The minimum Specified Amount available is $100,000. o A death benefit is available under one of two options: Option A (greater of Specified Amount plus Account Value, or a specified percentage of Account Value); or Option B (greater of Specified Amount, or a specified percentage of Account Value). See "DEATH BENEFITS." o A death benefit is payable as a lump sum or under a variety of payment options.
 o The Specified Amount and the Death Benefit Option may be changed. See "Change in Existing Coverage" and "Changing the Death Benefit Option" for rules and limits.
 o During the Continuation Period, the death benefit guarantee keeps the Policy in force regardless of the sufficiency of Surrender Value so long as Net Total Premium is at least equal to the Continuation Amount. See "Death Benefit Guarantee."

     Fund Charges. The fees and expenses for each of the Funds (as a percentage of net assets) for the year ended December 31, 1997 are set forth in the following table. For more information on these fees and expenses, See the prospectuses for the Funds which accompany this prospectus.

                                                       Management
                                                          Fees
                                                       (after fee        Other Expenses
                                                       waiver as    (after reimbursement --    Total Annual
                        Fund                          applicable)        as applicable)          Expenses
                        ----                          ------------ -------------------------- -------------
Janus Aspen Series:
 Growth Portfolio ..................................      0.65%                0.05%               0.70%
 Aggressive Growth Portfolio .......................      0.73%                0.03%               0.76%
 International Growth Portfolio ....................      0.67%                0.29%               0.96%
 Worldwide Growth Portfolio ........................      0.66%                0.08%               0.74%
 Balanced Portfolio ................................      0.76%                0.07%               0.83%
 Flexible Income Portfolio .........................      0.65%                0.10%               0.75%
 Capital Appreciation Portfolio ....................      0.23%                1.03%               1.26%
Variable Insurance Products Fund:*
 VIP Equity-Income Portfolio .......................      0.50%                0.08%               0.58%
 VIP Overseas Portfolio ............................      0.75%                0.17%               0.92%
 VIP Growth Portfolio ..............................      0.60%                0.09%               0.69%
Variable Insurance Products Fund II:*
 VIP II Asset Manager Portfolio ....................      0.55%                0.10%               0.65%
 VIP II Contrafund Portfolio .......................      0.60%                0.11%               0.71%
Variable Insurance Products Fund III:*
 VIP III Growth & Income Portfolio .................      0.49%                0.21%               0.70%
 VIP III Growth Opportunities Portfolio ............      0.60%                0.14%               0.74%
GE Investments Funds, Inc.: ........................
 S&P 500 Index Fund ................................      0.34%                0.12%               0.46%
 Money Market Fund .................................      0.20%                0.12%               0.32%
 Total Return Fund .................................      0.50%                0.15%               0.65%
 International Equity Fund .........................      0.98%                0.36%               1.34%
 Real Estate Securities Fund .......................      0.83%                0.12%               0.95%
 Global Income Fund ................................      0.40%                0.17%               0.57%
 Value Equity Fund .................................      0.37%                0.09%               0.46%
 Income Fund .......................................      0.42%                0.17%               0.59%
 U.S. Equity Fund ..................................      0.55%                0.25%               0.80%
Oppenheimer Variable Account Funds:
 Oppenheimer Bond Fund .............................      0.73%                0.05%               0.78%
 Oppenheimer Aggressive Growth Fund ................      0.71%                0.02%               0.73%
 Oppenheimer Growth Fund ...........................      0.73%                0.02%               0.75%
 Oppenheimer High Income Fund ......................      0.75%                0.07%               0.82%
 Oppenheimer Multiple Strategies Fund ..............      0.72%                0.03%               0.75%
Federated Insurance Series:
 Federated American Leaders Fund II ................      0.66%                0.19%               0.85%
 Federated Utility Fund II .........................      0.48%                0.37%               0.85%
 Federated High Income Bond Fund II ................      0.51%                0.29%               0.80%
The Alger American Fund:
 Alger American Growth Portfolio ...................      0.75%                0.04%               0.79%
 Alger American Small Capitalization Portfolio .....      0.85%                0.04%               0.89%
PBHG Insurance Series Fund, Inc.:
 PBHG Growth II Portfolio ..........................       0.0%                1.20%               1.20%
 PBHG Large Cap Growth Portfolio ...................       0.0%                1.10%               1.10%
Goldman Sachs Variable Insurance Trust Fund:
 Goldman Sachs Growth and Income Fund ..............      0.75%                0.15%               0.90%
 Goldman Sachs Mid Cap Equity Fund .................      0.80%                0.15%               0.95%

---------
* The fees and expenses reported for Variable Insurance Products Fund, Variable Insurance Products Fund II and Variable Insurance Products Fund III are prior to any fee waiver and/or reimbursement as applicable.

     The purpose of these tables is to assist the Owner in understanding the various costs and expenses that an Owner will bear, directly and indirectly. Except as noted below, the Tables reflect charges and expenses of Account 2 as well as the underlying Funds for the most recent fiscal year. For more information on the charges described in these Tables See Charges and Deductions and the Prospectuses for the underlying Funds which accompany this Prospectus.

     The expense information regarding the Funds was provided by those Funds. The Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, Oppenheimer Variable Account Funds, Janus Aspen Series, Federated Insurance Series, The Alger American Fund, PBHG Insurance Series Fund, Inc., Goldman Sachs Variable Insurance Trust and their investment advisers are not affiliated with Life of Virginia. While Life of Virginia has no reason to doubt the accuracy of these figures provided by these non-affiliated Funds, Life of Virginia has not independently verified such information. The annual expenses listed for all the Funds are net of certain reimbursements by the Funds' investment advisers. Life of Virginia cannot guarantee that the reimbursements will continue.

     Absent reimbursements, the total annual expenses of the portfolios of the Janus Aspen Series during 1997 would have been .78% for Growth Portfolio, .78% for Aggressive Growth Portfolio, 1.08% for International Growth Portfolio, .81% for Worldwide Growth Portfolio, .83% for Balanced Portfolio and 2.19% for Capital Appreciation Portfolio.

     With reimbursements, the total annual expenses of the portfolios of the Variable Insurance Products Fund during 1997 would have been .57% for VIP Equity-Income Portfolio, .90% for VIP Overseas Portfolio and .67% for VIP Growth Portfolio.

     With reimbursements, the total annual expenses of the portfolios of the Variable Insurance Products Fund II during 1997 would have been .64% for VIP II Asset Manager Portfolio and .68% for VIP II Contrafund Portfolio.

     With reimbursements, the total annual expenses of the portfolios of the Variable Insurance Products Fund III during 1997 would have been .73% for VIP III Growth Opportunities Portfolio.

     GE Investment Management Incorporated currently serves as investment adviser to GE Investments Funds, Inc. (formerly Life of Virginia Series Fund, Inc.). Prior to May 1, 1997, Aon Advisors, Inc. served as investment adviser to this Fund and had agreed to reimburse the Fund for certain expenses of each of the Fund's portfolios. Absent certain fee waivers or reimbursements, the total annual expenses of the portfolios of GE Investments Funds, Inc. during 1997 would have been .46% for S&P 500 Index Fund, .48% for Money Market Fund, .65% for Total Return Fund, 1.43% for International Equity, .96% for Real Estate Fund, .57% for Global Income Fund, .46% for Value Equity Fund, .76% for Income Fund and .86% for U.S. Equity Fund.

     Absent certain fee waivers or reimbursements, the total annual expenses of the portfolios of the Federated Insurance Series during 1997 would have been
 .94% for Federated American Leaders Fund II, 1.12% for Federated Utility Fund II, and .89% for Federated High Income Bond Fund II.

     Absent certain fee waivers or reimbursements, the total annual expenses of the portfolios of PBHG Insurance Series Funds, Inc. during 1997 would have been 4.38% for Growth II Portfolio and 5.21% for Large Cap Growth Portfolio.

     Absent certain fee waivers or reimbursements, the total annual expenses of the portfolios of Goldman Sachs Variable Insurance Trust would have been 1.51% for Growth and Income Fund and 1.33% for Mid Cap Equity Fund.


Other Policies

     We offer other variable life insurance policies which also invest in the same portfolios of the Funds. These Policies may have different charges that could affect the value of the Investment Subdivisions and may offer different benefits more suitable to your needs. To obtain more information about these policies, contact your agent, or call (800) 352-9910.

DEFINITIONS

     Account Value -- Account Value is the total amount under the Policy in each Investment Subdivision and the General Account.

     Age -- The age on the Insured's birthday nearest the Policy Date or a Policy Anniversary.

     Attained Age -- The Insured's Age on the Policy Date plus the number of full years since the Policy Date.

     Beneficiary -- The person or entity designated by you to receive the death benefit payable at the death of the Insured.

     Continuation Amount -- A cumulative amount set forth on the policy data pages for each month of the Continuation Period representing the minimum Net Total Premium required to keep the Policy in force during the Continuation Period.

     Continuation Period -- The first 10 Policy years during which the Policy will not lapse if the Net Total Premium is at least equal to the Continuation Amount for the number of Policy Months that the Policy has been in force.

     Eligible Proceeds -- Total Proceeds subject to a maximum of $250,000 from of all our policies or certificates covering the Insured.

     Fund -- Any open-end management investment company, or unit investment trust, in which Separate Account II invests.

     General Account -- Assets of Life of Virginia other than those allocated to Separate Account II or any of our other separate accounts.

     Home Office -- Life of Virginia's offices at 6610 West Broad Street, Richmond, Virginia 23230, 1-804-281-6000.

     Insured -- The person upon whose life the Policy is issued.

     Investment Subdivision -- A subdivision of Separate Account II, the assets of which are invested exclusively in a corresponding Fund.

     Life Insurance Proceeds -- The amount payable upon the death of the Insured. The Life Insurance Proceeds will be reduced by outstanding Policy Debt and past due charges, if any, to determine the death benefit payable under the Policy.

     Life of Virginia -- The Life Insurance Company of Virginia. "We," "us," or "our" refers to Life of Virginia.

     Monthly Anniversary Day -- The same day in each month as the Policy Date.

     Net Premium -- The portion of each premium paid allocated to one or more Investment Subdivision, and used in determining the Account Value.

     Net Premium Factor -- The factor used in determining the Net Premium which represents a deduction from each premium paid.

     Net Total Premium -- On any date, Net Total Premium equals the total of all premiums paid to that date less (a) divided by (b), where:

      (a) is any outstanding Policy Debt, plus the sum of any partial surrenders to date; and

      (b) is the Net Premium Factor.

     Optional Payment Plan -- A plan under which Life Insurance Proceeds or Surrender Value proceeds can be used to provide a series of periodic payments to you or a Beneficiary.

     Owner -- The Owner of the Policy. "You" or "your" refers to the Owner. Contingent Owners may also be named.

     Planned Periodic Premium -- A level premium amount scheduled for payment at fixed intervals over a specified period of time.

     Policy -- The Policy with any attached application(s), and any riders and endorsements.

     Policy Date -- The date as of which the Policy is issued and as of which it becomes effective. Policy Years and Anniversaries are measured from the Policy Date.

     Policy Debt -- The amount of outstanding loans plus accrued interest.

     Policy Month -- A one-month period beginning on a Monthly Anniversary Day and ending on the day immediately preceding the next Monthly Anniversary Day.

     Separate Account II -- The segregated asset account of Life of Virginia to which Net Premiums are allocated.

     Specified Amount -- An amount used in determining the insurance coverage on an insured life.

     Surrender Value -- The amount payable to you upon surrender of the Policy.


     Total Proceeds -- Life Insurance Proceeds plus any additional term insurance on a terminally ill Insured added to the Policy by rider, not including the Children's Insurance Rider. Total proceeds will not include any proceeds payable under the Accidental Death Benefit Rider or any proceeds payable under the Policy or any additional term insurance rider on the Insured that would expire within 24 months of the date we receive proof of terminal illness. No adjustment to the Total Proceeds will be made for any Policy Debt, but adjustments will be made for any misstatement of Age or sex of a terminally ill Insured.

     Unit Value -- Unit of measure used to calculate the Account Value for each Investment Subdivision.

     Valuation Day -- For each Investment Subdivision, each day on which the New York Stock Exchange is open for business except for days that the Investment Subdivision's corresponding Fund does not value its shares.

     Valuation Period -- The period that starts at the close of regular trading on the New York Stock Exchange on any Valuation Day and ends at the close of regular trading on the next succeeding Valuation Day.


PREMIUMS

     Applying for a Policy. To purchase a Policy, you must complete an application and submit it to us at our Home Office at 6610 West Broad Street, Richmond, VA 23230. You also must pay an initial premium of a sufficient amount. See "Premiums," below. Your initial premium can be submitted with your application or at a later date. Coverage becomes effective as of the Policy Date.

     Generally, we will issue a Policy covering an Insured up to Age 85 if evidence of insurability satisfies our underwriting rules. Required evidence of insurability may include, among other things, a medical examination of the Insured. We may, in our sole discretion, issue a Policy covering an Insured over Age 85. We reserve the right not to accept an application for any lawful reason.

     If the full first premium is not paid with the application, insurance will become effective on the Effective Date, which is the date that premium is paid and the Policy is delivered while all persons proposed for insurance are insurable. If the full first premium is paid and a conditional receipt is given to the applicant, then, subject to a maximum limitation, insurance as provided by the terms and conditions of the Policy applied for will become effective on the Effective Date specified by the conditional receipt, provided the insured is found to be, on the Effective Date, insurable at standard premium rates for the plan and amount of insurance requested in the application. The Effective Date specified by the conditional receipt is the latest of (i) the date of completion of the application, (ii) the date of completion of all medical exams and tests required by Life of Virginia, and (iii) the policy date requested by the applicant when that date is later than the date the application is completed.

     Free Look Right to Cancel. During your "free-look" period, you may cancel your Policy and receive a refund of all charges deducted from premiums paid, plus the Net Premiums allocated to Separate Account II adjusted for investment gains and losses. Some states require the refund of all premiums paid. Generally, the free-look period expires 10 days after you receive your Policy. Some states may require a longer period. If you decide to cancel the Policy, you must return it by mail or other delivery to us or to our authorized agent. Immediately after mailing or delivery, the Policy will be deemed void from the beginning.

     Premiums. The premium amounts sufficient to fund a Policy depend on a number of factors, such as the Age, sex (where appropriate) and risk class of the proposed Insured, the desired Specified Amount, any supplemental benefits, and investment performance of the Investment Subdivisions. After the initial premium is paid, unscheduled premium payments may be paid in any amount and at any time. We reserve the right, however, to limit the number and amount of any unscheduled premium payment. Additionally, total premiums paid may not exceed guideline premium limitations for life insurance set forth in the Code. We reserve the right to reject any premium, or portion thereof, that would result in the Policy being disqualified as life insurance under the Code and will refund any rejected premium along with any interest accrued thereon. In addition, we will monitor Policies and will attempt to notify you on a timely basis if your Policy is in jeopardy of becoming a modified endowment contract under the Code. See "TAX CONSIDERATIONS."

     The initial premium will be allocated to the Investment Subdivision investing in the Money Market Fund of GE Investments Funds on the Effective Date. Once allocated, the policy's cash value will remain there until the end of the Initial Investment Period. The Initial Investment Period ends either on the date the Home Office receives a form satisfactory to Life of Virginia and signed by the Policyowner, indicating that the Policyowner has received and accepted the Policy, or if the Policy is not accepted when all amounts due are refunded. For premiums received after the Policy is approved for issue, but before the end of the Initial Investment Period, the net premiums will also be placed in the Investment Subdivision that invests exclusively in the Money Market Fund of the GE Investments Funds at the end of the valuation period during which they were received until the end of the Initial Investment Period.


     Periodic Premium Plan. When you apply for a Policy, you select a periodic premium payment plan. You may choose to send premiums directly to us either annually, semi-annually, or quarterly. You can also arrange for annual, semi-annual, quarterly or monthly premium payments to be paid via automatic deduction from your bank account or a similar account acceptable to us. You are not required to pay premiums in accordance with this premium plan; rather, you can pay more or less than planned or skip a planned premium payment entirely. You can change the amount of planned premiums and payment arrangements, or switch between frequencies, whenever you want by providing satisfactory written or telephone instructions to our Home Office, which will be effective upon our receipt of the instructions. Depending on the Account Value at the time of an increase in the Specified Amount and the amount of the increase requested, a change in your periodic premium payments may be advisable. See "Change in Existing Coverage."

     Premium to Prevent Lapse. Failure to make a planned premium payment will not automatically cause a Policy to lapse. Generally, a Policy will lapse if the Surrender Value is not sufficient to cover the monthly deduction when due. However, a Policy will not lapse during the Continuation Period, regardless of the sufficiency of the Surrender Value, so long as the Net Total Premium is at least equal to the Continuation Amount. See "Monthly Deduction." If additional premium is necessary to prevent a Policy from lapsing, we will mail to you notice of the amount required to be paid to keep the Policy in force, and you will have a 61-day grace period from the date we mail the notice to make the required premium payment.

     Your Policy will remain in effect during the grace period. If the Insured should die during the grace period before the required premium is paid, the death benefit will still be payable to the Beneficiary, although the amount of the Life Insurance Proceeds will be reduced by the amount of premium that would have been required to keep the Policy in force. See "DEATH BENEFITS -- Amount of Death Benefit Payable." If the required premium has not been paid before the grace period ends, your Policy will lapse. It will have no value and no benefits will be payable. But See "Death Benefit Guarantee" and "Reinstatement" for a mention of your reinstatement rights.

     A grace period also may begin if Policy Debt on any Monthly Anniversary Day exceeds the Account Value less any applicable surrender charges. See "Effect of Policy Loan" for details.

     Minimum Premium Payment. Generally, the minimum amount of premium we will accept in connection with a periodic premium payment plan is $20 ($15 for payments made via automatic deduction from your bank or similar account). Notwithstanding payment of this minimum amount, a Policy may lapse. See "Premium to Prevent Lapse." For purposes of the minimum premium payment requirements, any payment is deemed a planned periodic premium if it is received within 30 days (before or after) of the scheduled date for a planned periodic premium payment and the percentage difference between the planned amount and the actual payment amount is not more than 10%. All other premium payments will be deemed unscheduled premium payments.

     Death Benefit Guarantee. On any Monthly Anniversary Day during the Continuation Period (the first 10 Policy Years) so long as the Net Total Premium is at least equal to the Continuation Amount for your Policy, the Policy will remain in force, regardless of the sufficiency of Surrender Value to cover the monthly deduction. At the end of the Continuation Period, you may, however, have to make an additional premium payment to keep the Policy in force. See "Premium to Prevent Lapse."

     An increase in Specified Amount will increase the Continuation Amounts. Any termination and subsequent reinstatement of the Policy will reduce the Continuation Amounts. Notwithstanding termination and reinstatement, the Continuation Period will be as though the Policy had been in effect continuously from its original Policy Date. See "Reinstatement."

     Crediting Premium to the Policy. Your initial premium payment will be credited to the Policy on the Policy Date. Any subsequent premium payment (See "Net Premium Allocations," below) will be credited to the Policy on the Valuation Day it is received at our Home Office.

ALLOCATION OPTIONS

     Net Premium Allocations. When you apply for a Policy, you specify the percentage of Net Premium to be allocated to each Investment Subdivision. You may not allocate your Net Premiums and Account Value to more than seven Investment Subdivisions at any given time. You can change the allocation percentages at any time by sending satisfactory written instructions to our Home Office. The change will apply to all premiums received with or after we receive your instructions. Net Premium allocations must be in percentages totaling 100%, and each allocation percentage must be a whole number of at least 1%.

     In general, during the free-look period Net Premiums will be allocated to the Investment Subdivisions based on the Net Premium allocation percentages specified in the application. However, for states requiring the refund of premiums during the free look-period, all Net Premiums will be allocated to the Investment Subdivision investing in the Money Market Fund of GE Investments Funds. Fifteen days following this allocation, the Account Value is transferred to the Investment Subdivisions based on the Net Premium allocation percentages selected by you. See "How Your Policy Account Values Vary."

     Investment Subdivisions. Separate Account II currently invests in ten series-type mutual funds. Each of the Funds currently available under the Policy is registered with the Securities and Exchange Commission ("SEC") as a diversified open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). There are currently thirty-seven Investment Subdivisions available under the Policy. Each Investment Subdivision invests exclusively in a designated investment portfolio of one of the Funds. The assets of each portfolio are separate from other portfolios of that Fund and each portfolio has separate investment objectives and policies. As a result, each portfolio operates as a separate investment portfolio and the investment performance of one portfolio has no effect on the investment of any other portfolio. Some of the Funds may, in the future, activate additional portfolios.

     Before choosing the Investment Subdivisions to allocate your Net Premium and Account Value, carefully read the individual prospectuses for the Funds, along with this prospectus. The investment objectives of each of the portfolios are summarized below. There is no assurance that these objectives will be met.


Janus Aspen Series

     The Janus Aspen Series has seven portfolios that are available under this
Policy: Growth Portfolio, Aggressive Growth Portfolio, Worldwide Growth Portfolio, International Growth Portfolio, Balanced Portfolio, Flexible Income Portfolio, and Capital Appreciation Portfolio.

     Growth Portfolio has the investment objective of long-term capital growth in a manner consistent with the preservation of capital. The Growth Portfolio is a diversified portfolio that pursues its objective by investing in common stocks of companies of any size. Generally, this portfolio emphasizes larger, more established issuers.

     Aggressive Growth Portfolio has the investment objective of long-term growth of capital. The Aggressive Growth Portfolio is a non-diversified portfolio that will seek to achieve its objective by normally investing at least 50% of its equity assets in securities issued by medium-sized companies.

     Worldwide Growth Portfolio has the investment objective of long-term growth of capital in a manner consistent with the preservation of capital. The Worldwide Growth Portfolio will seek to achieve its objective by investing in a diversified portfolio of common stocks of foreign and domestic issuers of all sizes. The portfolio normally invests in issuers from at least five different countries including the United States.

     International Growth Portfolio has the investment objective of long-term growth of capital. The International Growth Portfolio will seek to achieve its objective primarily through investments in common stocks of issuers located outside the United States. The Portfolio normally invests at least 65% of its total assets in securities of issuers from at least five different countries, excluding the United States.

     Balanced Portfolio has the investment objective of seeking long-term growth of capital, consistent with the preservation of capital and balanced by current income. The portfolio normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential.

     Flexible Income Portfolio has the investment objective of seeking to obtain maximum total return, consistent with preservation of capital. Total return is expected to result from a combination of income and capital appreciation. The Portfolio pursues its objective primarily by investing in any type of income-producing securities. This portfolio may have substantial holdings of lower-rated debt securities or "junk" bonds. The risks of investing in junk bonds are described in the prospectus for Janus Aspen Series, which should be read carefully before investing.

     Capital Appreciation Portfolio has the investment objective of seeking long-term growth of capital by investing primarily in common stocks of companies of any size.

     Janus Capital Corporation serves as investment adviser to Janus Aspen
Series.


Variable Insurance Products Fund

     Variable Insurance Products Fund has three portfolios that are available under this Policy: VIP Equity-Income Portfolio, VIP Overseas Portfolio and VIP Growth Portfolio.

     VIP Equity-Income Portfolio seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Portfolio will also consider the potential for capital appreciation. The portfolio's goal is to achieve a yield, which exceeds the composite yield on the securities comprising the Standard & Poor's Composite Index of 500 Stocks.

     VIP Overseas Portfolio seeks long-term growth of capital primarily through investments in foreign securities. The portfolio provides a means for investors to diversify their own portfolios by participating in companies and economies outside of the United States.

     VIP Growth Portfolio seeks to achieve capital appreciation. The portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation may also be found in other types of securities, including bonds and preferred stocks.

     Fidelity Management & Research Company serves as investment adviser to Variable Insurance Products Fund.


Variable Insurance Products Fund II

     Variable Insurance Products Fund II has two portfolios that are available under this Policy: VIP II Asset Manager Portfolio and VIP II Contrafund Portfolio.

     VIP II Asset Manager Portfolio seeks high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and short-term money market instruments.

     VIP II Contrafund Portfolio seeks capital appreciation by investing mainly in equity securities of companies believed to be undervalued or out-of-favor.

     Fidelity Management & Research Company serves as investment adviser to Variable Insurance Products Fund II.


Variable Insurance Products Fund III

     Variable Insurance Products Fund III has two portfolios that are available under this Policy: VIP III Growth & Income Portfolio and VIP III Growth Opportunities Portfolio.

     VIP III Growth & Income Portfolio seeks high total return through a combination of current income and capital appreciation by investing mainly in equity securities.

     VIP III Growth Opportunities Portfolio seeks capital growth by investing primarily in common stock and securities convertible to common stock.

     Fidelity Management & Research Company serves as investment adviser to Variable Insurance Products Fund III.


GE Investments Funds, Inc.


     GE Investments Funds, Inc. (GE Investments Funds) has nine portfolios that are available under this Policy: S&P 500 Index Fund, Money Market Fund, Total Return Fund, International Equity Fund, Real Estate Securities Fund, Global Income Fund, Value Equity Fund, Income Fund and U.S. Equity Fund. The U.S. Equity Fund is not available at this time to California policyowners.


     S&P 500 Index Fund1 has the investment objective of providing capital appreciation and accumulation of income that corresponds to the investment return of the Standard & Poor's 500 Composite Stock Price Index, through investment in


---------

1 "Standard & Poor's," "S&P," and "S&P 500" are trademarks of Mc-Graw Hill Companies, Inc. and have been licensed for use by GE Investment Management Incorporated. The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation or warranty, express or implied, regarding the advisability of investing in this Fund or the Policy.

common stocks traded on the New York Stock Exchange and the American Stock Exchange, and to a limited extent, in the over-the-counter markets.

     Money Market Fund has the investment objective of providing the highest level of current income as is consistent with high liquidity and safety of principal by investing in high quality money market securities.

     Total Return Fund has the investment objective of providing the highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk by investing in common stocks, bonds and money market instruments, the proportion of each being continuously determined by the investment adviser.

     International Equity Fund has the investment objective of providing long-term capital appreciation. The portfolio seeks to achieve its objective by investing primarily in equity and equity-related securities of companies that are organized outside of the U.S. or whose securities are principally traded outside of the U.S.

     Real Estate Securities Fund has the investment objective of providing maximum total return through current income and capital appreciation. The portfolio seeks to achieve its objective by investing primarily in securities of U.S. issuers that are principally engaged in or related to the real estate industry including those that own significant real estate assets. The portfolio will not invest directly in real estate.

     Global Income Fund has the investment objective of high total return, emphasizing current income and, to a lesser extent, capital appreciation. The portfolio seeks to achieve these objectives by investing primarily in income-bearing debt securities and other income-bearing instruments of U.S. and foreign issuers.

     Value Equity Fund has the investment objective of providing long-term capital appreciation. The portfolio seeks to achieve this objective by investing primarily in common stock and other equity securities that are undervalued by the market and offer above-average capital appreciation potential.

     Income Fund has the investment objective or providing maximum income consistent with prudent investment management and preservation of capital by investing primarily in income-bearing debt securities and other income bearing instruments.


     U.S. Equity Fund has the investment objective of proving long-term growth of capital by investing primarily in equity securities of U.S. companies.


     GE Investment Management Incorporated serves as investment adviser to GE Investments Funds.


Oppenheimer Variable Account Funds

     Oppenheimer Variable Account Funds has five portfolios that are available under this Policy: Oppenheimer High Income Fund, Oppenheimer Bond Fund, Oppenheimer Aggressive Growth Fund, Oppenheimer Growth Fund, and Oppenheimer Multiple Strategies Fund.

     Oppenheimer High Income Fund seeks a high level of current income from investment in high yield fixed income securities, including unrated securities or high risk securities in the lower rating categories. These securities may be considered to be speculative. This Fund may have substantial holdings of lower-rated debt securities or "junk" bonds. The risks of investing in junk bonds are described in the prospectus for the Oppenheimer Variable Account Funds, which should be read carefully before investing.

     Oppenheimer Bond Fund primarily seeks a high level of current income. Secondarily, this Fund seeks capital growth when consistent with its primary objective. Bond Fund will, under normal market conditions, invest at least 65% of its total assets in investment grade debt securities.


     Oppenheimer Aggressive Growth Fund seeks to achieve capital appreciation by investing in "growth-type" companies. Prior to May 1, 1998 this fund was known as Capital Appreciation Fund.


     Oppenheimer Growth Fund seeks to achieve capital appreciation by investing in securities of well-known established companies.

     Oppenheimer Multiple Strategies Fund seeks a total investment return (which includes current income and capital appreciation in the value of its shares) from investments in common stocks and other equity securities, bonds and other debt securities, and "money market" securities.

     OppenheimerFunds, Inc. serves as investment adviser to Oppenheimer Variable Accounts Funds.

Federated Insurance Series

     The Federated Insurance Series has three portfolios that are currently available under this Policy: Federated Utility Fund II, Federated High Income Bond Fund II and Federated American Leaders Fund II.

     Federated Utility Fund II has the investment objective of high current income and moderate capital appreciation. The Federated Utility Fund II will seek to achieve its objective by investing primarily in equity and debt securities of utility companies.

     Federated High Income Bond Fund II has the investment objective of high current income. The Federated High Income Bond Fund II will seek to achieve its objective by investing primarily in a diversified portfolio of professionally managed fixed-income securities. The fixed-income securities in which the Fund intends to invest are lower-rated corporate debt obligations, commonly referred to as "junk bonds". The risks of these securities are described in the prospectus for the Federated Insurance Series, which should be read carefully before investing.

     Federated American Leaders Fund II has the primary investment objective of long-term growth of capital, and a secondary objective of providing income. The Federated American Leaders Fund II will seek to achieve its objective by investing, under normal circumstances, at least 65% of its total assets in common stock of "blue chip" companies.

     Federated Advisers serves as investment adviser to Federated Insurance Series.


The Alger American Fund

     The Alger American Fund has two portfolios that are available under this
Policy: Alger American Growth Portfolio and Alger American Small Capitalization Portfolio.

     Alger American Growth Portfolio has the investment objective of long-term capital appreciation. Except during temporary defensive periods, this portfolio invests at least 65% of its total assets in equity securities of companies that, at the time of purchase, have a total market capitalization of $1 billion or greater.

     Alger American Small Capitalization Portfolio seeks long-term capital appreciation. Except during temporary defensive periods, the portfolio invests at least 65% of its total assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the Russell 2000 Growth Index or the S&P Small Cap 600 Index, updated quarterly. Both indexes are broad indexes of small capitalization stocks. The portfolio may invest up to 35% of its total assets in equity securities of companies that, at the time of purchase, have total market capitalization outside this combined range and in excess of that amount (up to 100% of its assets) during temporary defensive periods.

     Fred Alger Management, Inc. serves as the investment manager to The Alger American Fund.


PBHG Insurance Series Fund, Inc.

     PBHG Insurance Series Fund, Inc. (PBHG Insurance Series Fund) has two portfolios that are available under this Policy: Growth II Portfolio and Large Cap Growth Portfolio.

     PBHG Growth II Portfolio seeks capital appreciation by investing at least 65% of its total assets in the equity securities of small and medium sized growth companies (market capitalization of up to $4 billion) that, in the Adviser's opinion, have an outlook for strong earnings growth and the potential for significant capital appreciation.

     PBHG Large Cap Growth Portfolio seeks long-term growth of capital by investing primarily in the equity securities of large capitalization companies (market capitalization of greater than $1 billion) that, in the Adviser's opinion, have an outlook for strong growth in earnings and potential for capital appreciation.

     Pilgrim Baxter & Associates, Ltd. serves as the Investment Adviser to PBHG Insurance Series Fund, Inc.


Goldman Sachs Variable Insurance Trust

     Goldman Sachs Variable Insurance Trust has two portfolios that are under this Policy: Goldman Sachs Growth and Income Fund and Goldman Sachs Mid Cap Equity Fund. These funds are not available at this time to California policyowners.

     Goldman Sachs Growth and Income Fund seeks long-term capital growth and growth of income, primarily through equity securities that, in the management team's view, offer favorable capital appreciation and/or dividend-paying ability.

     Goldman Sachs Mid Cap Equity Fund seeks long-term capital appreciation, primarily through equity securities of companies with public stock market capitalization between $500 million and $10 billion at the time of investment.

     Goldman Sachs Asset Management serves as Investment Adviser to Goldman Sachs Variable Insurance Trust.


     Transfers. You may transfer Account Value among the Investment Subdivisions at any time after the end of the free- look period. Transfer requests may be made in writing or in any other form acceptable to us. A transfer will take effect as of the end of the Valuation Period during which we receive your request at our Home Office.

     We may defer transfers under the same conditions that we may delay paying proceeds. See "Requesting Payments." Currently, there is no limit on the number of transfers among the Investment Subdivisions, but we reserve the right to limit the number of transfers to twelve each calendar year. However, there is a $10 transfer charge for each transfer after the first transfer in any calendar month. The transfer charge is taken from the amount transferred. For purposes of assessing this fee, each transfer request is considered one transfer, regardless of the number of Investment Subdivisions affected by the transfer. We reserve the right to modify, restrict, suspend or eliminate the transfer privileges, including telephone transfer privileges, at any time, for any reason.

     Dollar-Cost Averaging. The dollar-cost averaging program permits you to systematically transfer on a monthly or quarterly basis a set dollar amount from the Investment Subdivision investing in the Money Market Fund of GE Investments Funds to any combination of other Investment Subdivisions. The dollar-cost averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high, but you should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. Dollar-cost averaging does not assure a profit or protect against a loss.

     You may participate in the dollar-cost averaging program by selecting the program on the application, completing a dollar-cost averaging agreement, or calling our Home Office. To use the dollar-cost averaging program, you must transfer at least $100 from the Money Market Investment Subdivision with each transfer. Any amount allocated or transferred must also conform to the minimum percentage requirements for Net Premium allocations. See "Net Premium Allocations." Once elected, dollar-cost averaging remains in effect from the date we receive your request until the value of the Investment Subdivision from which transfers are being made is depleted, or until you cancel the program by written request or by telephone if we have your telephone authorization on file. There is no additional charge for dollar-cost averaging. A transfer under this program will not count toward the free transfer permitted each calendar month nor any limit on the maximum number of transfers we may impose for a calendar year. We reserve the right to discontinue offering or to modify the dollar-cost averaging program at any time and for any reason.

     Portfolio Rebalancing. Once your money has been allocated among the Investment Subdivisions, the performance of each Investment Subdivision may cause your allocation to shift. You may instruct us to automatically rebalance (on a quarterly, semi-annual or annual basis) your Account Value to return to the percentages specified in your allocation instructions. You may elect to participate in the portfolio rebalancing program at any time by completing the portfolio rebalancing agreement. Your percentage allocations must be in whole percentages and be at least 1% per allocation. Subsequent changes to your percentage allocations may be made at any time by written or telephone instructions to the Home Office. Once elected, portfolio rebalancing remains in effect from the date we receive your written request until you instruct us to discontinue portfolio rebalancing. There is no additional charge for using portfolio rebalancing, and a portfolio rebalancing transfer is not considered a transfer for purposes of assessing a transfer charge nor for calculating any limit on the maximum number of transfers we may impose for a calendar year. We reserve the right to discontinue offering the portfolio rebalancing program at any time and for any reason. Portfolio rebalancing does not guarantee a profit or protect against loss.

     Powers of Attorney. As a general rule and as a convenience to you, we allow the use of powers of attorney whereby you give a third party the right to effect transfers on your behalf. However, when the same third party possesses powers of attorney executed by many Owners, the result can be simultaneous transfers involving large amounts of Account Value. Such transfers can disrupt the orderly management of the Funds underlying the Policy, can result in higher costs to Owners, and are generally not compatible with the long-range goals of Owners. We believe that such simultaneous transfers effected by such third parties are not in the best interests of all shareholders of the Funds underlying the Policies, and this position is shared by the managements of those Funds.

     Therefore, to the extent necessary to reduce the adverse effects of simultaneous transfers made by third parties holding multiple powers of attorney, we may not honor such powers of attorney and have instituted or will institute procedures to assure that the transfer requests that we receive have, in fact, been made by the Owners in whose names they are submitted. These procedures will not, however, prevent Owners from making their own transfer requests.

                             CHARGES AND DEDUCTIONS

     The following charges are deducted. Certain of the charges depend on a number of variables, and are illustrated in the hypothetical illustrations below. The charges are for the services and benefits provided, costs and expenses incurred, and risks assumed by us under or in connection with the Policies. The services and benefits provided include: the cash and death benefits provided by the Policy; investment options, including Net Premium allocations, dollar-cost averaging and portfolio rebalancing programs; administration of various elective options under the Policy; and the distribution of various reports to Owners. The costs and expenses incurred include: those associated with underwriting applications, increases in Specified Amount, and riders; various overhead and other expenses associated with providing the services and benefits provided by the Policy; sales and marketing expenses; and other costs of doing business, such as federal, state and local premium and other taxes and fees. The risks assumed include the risks that insureds may live for a shorter period of time than estimated, resulting in the payment of greater death benefits than expected, and that the costs of providing the services and benefits under the Policies will exceed the charges deducted.

     Premium Charge. We currently deduct a 3% charge (5% maximum) from each premium before allocating the resulting Net Premium to the Investment Subdivisions or to the Guarantee Account. A premium charge will not be assessed against the policy loan portion of a premium received from the rollover of a life insurance policy.

     Mortality and Expense Risk Charge. We currently deduct a daily charge from assets in the Investment Subdivisions attributable to the Policies at an effective annual rate of 0.70% of net assets. This charge is factored into the net investment factor. See "How Your Account Values Vary". The expense risk assumed is that expenses incurred in issuing and administering the Policies will be greater than estimated and, therefore, will exceed the expense charge limits set by the Policies. If proceeds from this charge are not needed to cover mortality and expense risks, Life of Virginia may use proceeds to finance distributions of the Policies.

     Monthly Deduction. We make a monthly deduction on the Policy Date and each Monthly Anniversary Day from Account Value. The monthly deduction for each Policy consists of (1) the cost of insurance charge discussed below, (2) a current monthly Policy charge of $12 in the first policy year and $6 per month thereafter (it cannot exceed $12 per month), and (3) any charges for additional benefits added by riders to the Policy (See "Supplemental Benefits"). If an increase in Specified Amount becomes effective, there will be a one-time charge (per increase) of $1.50 per $1,000 of increase included in the monthly deduction (it can not exceed $300 per increase). See "Change in Existing Coverage."

     Surrender Charge. If the Policy is fully surrendered during the surrender charge period, we will deduct a surrender charge. The surrender charge is calculated by multiplying a factor times the lowest Specified Amount in effect prior to the surrender, divided by 1000. The Factor depends on the issue age, sex (where appropriate), and risk class of the Insured. The surrender charge remains level for the first five Policy Years and then decreases each Policy Month to zero over the next 10 Policy Years or at Age 95, whichever is earlier. The surrender charge will be deducted before the Surrender Value is paid.

     Decreases in the Specified Amount to less than the lowest Specified Amount that had previously been in effect (other than as a result of partial surrenders or changes in Death Benefit Options), will also incur a surrender charge. The amount of surrender charge will be the charge for a full surrender multiplied by the ratio of (a) to (b), where:

   (a) is the lowest Specified Amount that was in effect prior to the current decrease, minus the Specified Amount after the current decrease; and

   (b) is the lowest Specified Amount that was in effect prior to the current decrease. (See Partial Surrenders under SURRENDER BENEFITS.)

     Surrender charges are disclosed on the data pages to the Policy. Upon request, we will furnish you with an illustration showing the surrender charges applicable to your Policy.

     A surrender charge is not imposed in connection with a partial surrenders. (See "Partial Surrenders" under "SURRENDER BENEFITS".)

     Cost of Insurance. The cost of insurance is a significant charge under your Policy because it is the primary charge for the death benefit provided by your Policy. The cost of insurance charge depends on a number of variables that cause the charge to vary from Policy to Policy and from Monthly Anniversary Day to Monthly Anniversary Day. It is calculated separately for the Specified Amount at issue and for any increase in the Specified Amount. The cost of insurance is calculated on each Monthly Anniversary Day and is based on the net amount at risk. The net amount at risk is calculated by dividing the Life Insurance Proceeds by 1.0032737, and then subtracting the Account Value. To determine the cost of insurance for a particular Policy Month, we divide the net amount at risk by 1000 and multiply that result by the applicable cost of insurance rate. If Option B is in effect, and the Specified Amount has increased, the Account Value is first considered part of the initial Specified Amount. If the Account Value is more than the initial Specified Amount, it will be considered part of the increased Specified Amounts resulting from increases in the order of the increases.

     The monthly cost of insurance rate is based on the Insured's sex (where appropriate), Age at issue, policy duration and risk class. The risk class (and, therefore, the cost of insurance rates) will be determined separately for the initial Specified Amount and for any increase in the Specified Amount requiring evidence of insurability. The maximum cost of insurance rates allowable under the Policies are based on the Commissioners' 1980 Standard Ordinary Mortality Table. The rates we currently charge are, at most ages, lower than the maximum permitted under the Policies and are determined by us according to our expectation of future experience with respect to mortality, expenses, persistency, and taxes. The rates may be changed from time to time at our sole discretion, but will never be more than the rates shown in the Table of Guaranteed Maximum Insurance Rates contained in the Policies. A change in rates will apply to all persons of the same Age, sex (where appropriate), and risk class and whose Policies have been in effect for the same length of time.

     The monthly cost of insurance rate generally increases as the Insured's Age increases. Therefore, the older the Insured, the higher the investment experience necessary to achieve the same impact on Life Insurance Proceeds and Account Value. See "Hypothetical Illustrations" for examples showing the effects of the cost of insurance charge.

     Other Charges. If you request a projection of illustrative future life insurance under the Policy and policy values, we reserve the right to charge a maximum fee of $25 for the cost of preparing the projection. See also "Transfers," for a discussion of the transfer charge, and "Partial Surrenders," for a discussion of the partial surrender processing fee.

     Reduction of Charges for Group Sales. Charges and/or deductions may be reduced for sales of the Policies to a trustee, employer or similar entity representing a group or to members of:

   1. The size of the group. Generally, the sales expenses for each individual owner for a larger group are less than for a smaller group because more Policies can be implemented with fewer sales contacts and less administrative cost.

   2. The total amount of premium payments to be received from a group. Per Policy sales and other expenses are generally proportionately less on larger premium payments than on smaller ones.

   3. The purpose for which the policies are purchased. Certain types of plans are more likely to be stable than others. Such stability reduces the number of sales contacts and administrative and other services required, reduces sales administration and results in fewer Policy terminations. As a result, our sales and other expenses are reduced.

   4. The nature of the group for which the Policies are being purchased. Certain types of employee and professional groups are more likely to continue Policy participation for longer periods than are other groups with more mobile membership. If fewer Policies are terminated in a given group, our sales and other expenses are reduced.

   5. There may be other circumstances of which we are not presently aware, which could result in reduced sales expenses.

     If, after consideration of the foregoing factors, we determine that a group purchase would result in reduced sales expenses, such a group may be entitled to a reduction in charges and/or deductions. Reductions in these charges and/or deductions will not be unfairly discriminatory against any person, including the affected Owners and all other Owners of Policies funded by Separate Account II.


                         HOW YOUR ACCOUNT VALUE VARIES

     Account Value. The Account Value serves as a starting point for calculating certain values under a Policy. It is the sum of the Account Value in each Investment Subdivision and the Account Value held in the General Account to secure Policy Debt. See "Loan Benefits." The Account Value is determined first on the Policy Date and thereafter on each Valuation Day. The Account Value will vary to reflect the performance of the Investment Subdivisions to which amounts have been allocated and Policy Debt, charges, transfers, partial surrenders, Policy loan interest, and Policy loan repayments. It may be more or less than premiums paid.

     Surrender Value. The Surrender Value on a Valuation Day is the Account Value reduced by both any surrender charge that would be deducted if the Policy were surrendered that day and any Policy Debt.

     Investment Subdivision Values. On any Valuation Day, the value of an Investment Subdivision is equal to the number of Investment Subdivision units credited to the Policy multiplied by the Unit Value for that day. When allocations are made to an Investment Subdivision, either by Net Premium allocation, transfer of Account Value, transfer of loan interest from the General Account, or repayment of a Policy loan, your Policy is credited with units in that Investment Subdivision. The number of units is determined by dividing the amount allocated, transferred or repaid to the Investment Subdivision by the Investment Subdivision's Unit Value for the Valuation Day when the allocation, transfer or repayment is effected. The number of units credited to a Policy will decrease whenever the allocated portion of the monthly deduction is taken from the Investment Subdivision, a Policy loan is taken from the Investment Subdivision, an amount is transferred from the Investment Subdivision, a partial surrender is taken from the Investment Subdivision, or the Policy is surrendered.

     Unit Values. An Investment Subdivision's Unit Value varies to reflect the investment experience of the underlying Fund, and may increase or decrease from one Valuation Day to the next. The unit value for each Investment Subdivision was arbitrarily set at $10 when the Investment Subdivision was established. For each Valuation Period after the date of establishment, the Unit Value is determined by multiplying the value of a unit for an Investment Subdivision for the prior Valuation Period by the net investment factor for the Investment Subdivision for the current Valuation Period.

     Net Investment Factor. The net investment factor is an index used to measure the investment performance of an Investment Subdivision from one Valuation Period to the next. The net investment factor reflects the change in the net asset value of each share of the Fund held in the Investment Subdivision from one Valuation Period to the next, adjusted for the daily deduction of the mortality and expense risk charge from assets in the Investment Subdivision. If any "ex-dividend" date occurs during the Valuation Period, the per share amount of any dividend or capital gain distribution is taken into account. Also, if any taxes need to be reserved, a per share charge or credit for any taxes reserved for, which is determined by us to have resulted from the operations of the Investment Subdivision, is taken into account.


                                DEATH BENEFITS

     As long as the Policy remains in force, we will pay the death benefit upon receipt at our Home Office of satisfactory proof of the Insured's death. See "Requesting Payments." The death benefit will be paid to the Beneficiary.

     Amount of Death Benefit Payable. The amount of death benefit payable equals the Life Insurance Proceeds determined under the Death Benefit Option in effect on the date of the Insured's death, plus any supplemental death benefits provided by rider, minus any Policy Debt on that date and, if the date of death occurred during a grace period, minus the premium that would have been required to keep the Policy in force. Under certain circumstances, the amount of the death benefit payable may be further adjusted. See "OTHER POLICY PROVISIONS -- Incontestability" and "Misstatement of Age or Sex."

     Death Benefit Options. Under Option A, the Life Insurance Proceeds equals the greater of (1) the Specified Amount plus the Account Value, or (2) the applicable corridor percentage of the Account Value as determined using the table of percentages shown below. Under Option B, the Life Insurance Proceeds equals the greater of (1) the Specified Amount, or (2) the applicable corridor percentage of the Account Value as determined using the table of percentages shown below. Under both options, the Specified Amount and Account Value are determined on the date of the Insured's death. The percentage is 250% to Age 40 and declines thereafter as the Insured's Attained Age increases. If the table of percentages currently in effect becomes inconsistent with any federal income tax laws and/or regulations, we reserve the right to change the table.

                     Table of Percentages of Account Value



                   Corridor                        Corridor                        Corridor
 Attained Age     Percentage     Attained Age     Percentage     Attained Age     Percentage
--------------   ------------   --------------   ------------   --------------   -----------
     0-40           250%             54             157%             68             117%
      41            243%             55             150%             69             116%
      42            236%             56             146%             70             115%
      43            229%             57             142%             71             113%
      44            222%             58             138%             72             111%
      45            215%             59             134%             73             109%
      46            209%             60             130%             74             107%
      47            203%             61             128%            75-90           105%
      48            197%             62             126%             91             104%
      49            191%             63             124%             92             103%
      50            185%             64             122%             93             102%
      51            178%             65             120%             94+            101%
      52            171%             66             119%
      53            164%             67             118%

     Under Option A, the Life Insurance Proceeds will vary directly with the investment performance of the Account Value. Under Option B, the Life Insurance Proceeds ordinarily will not change until the applicable percentage amount of the Account Value exceeds the Specified Amount or you change the Specified Amount. To see how and when investment performance may begin to affect the Life Insurance Proceeds, please see the hypothetical illustrations below.

     Changing the Death Benefit Option. You select the Death Benefit Option when you apply for the Policy. You may change the Death Benefit Option on your Policy subject to the following rules. Each change must be submitted by written request received by our Home Office. The effective date of the change will be the Monthly Anniversary Day after we receive the request for the change. We will send you revised Policy schedule pages reflecting the new Death Benefit Option and the effective date of the change. If you request a change from Option A to Option B, the Specified Amount will be increased by the Account Value on the effective date of the increase. If you request a change from Option B to Option A, the Specified Amount after the change will be decreased by the Account Value on the effective date of the change. A change in Death Benefit Option will affect the cost of insurance charges.

     Accelerated Benefit Rider. Provided the Accelerated Benefit Rider to the Policy is approved in your state, you may elect an accelerated benefit if the Insured is terminally ill. For purposes of determining if an accelerated benefit is available, terminal illness is defined as a medical condition resulting from bodily injury, or disease, or both: (1) which has been diagnosed by a licensed physician; (2) which diagnosis is supported by clinical, radiological, laboratory or other evidence which is satisfactory to us; and (3) which a licensed physician certifies is expected to result in death within 12 months from the date of such certification. Any request for payment of an accelerated benefit must be in a form satisfactory to us, and any payment of an accelerated benefit requires satisfactory proof of a terminal illness and is subject to our administrative procedures as well as the conditions set forth in the Accelerated Benefit Rider.

     The accelerated benefit available under the Accelerated Benefit Rider equals the Eligible Proceeds: (1) discounted for the life expectancy of the Insured at the rate of interest charged for Policy loans; (2) less the amount of the single premium required to keep the Policy in force for the life expectancy of the Insured; and (3) less any Policy Debt on the date we pay the accelerated benefit, multiplied by the ratio of the Eligible Proceeds to the Total Proceeds. The accelerated benefit will be paid in one lump sum.

     If the Eligible Proceeds are equal to the Life Insurance Proceeds otherwise payable on the death of the Insured, then payment of the accelerated benefit will result in termination of all insurance coverage on the life of the Insured and any insurance coverage under the Policy and riders on any other named insured will be treated as if the Insured had died. If the Eligible Proceeds are less than the Life Insurance Proceeds otherwise payable on the death of the Insured, then the Policy will continue with the Specified Amount, Account Value, Policy Debt and any additional term rider coverage on such Insured reduced by the ratio of Eligible Proceeds to Total Proceeds. We will waive any surrender charge for the resulting decrease in Specified Amount as well as the minimum Specified Amount requirement under the Policy. Other rider benefits will continue without reduction.

     Effect of Partial Surrenders on Life Insurance Proceeds. A partial surrender will reduce both the Account Value and the Life Insurance Proceeds by the amount of the partial surrender. We will not permit partial surrenders during the first Policy Year if Death Benefit Option B is in effect.

     Change in Existing Coverage. After a Policy has been in effect for one year, you may increase or decrease the Specified Amount. To make a change, you must send a written request and the Policy to our Home Office. Any change in the Specified Amount may affect the cost of insurance rate and the net amount at risk, both of which will affect your cost of insurance. See "Monthly Deduction" and "Cost of Insurance." In addition, any change in the Specified Amount affects the maximum premium limitation. If decreases in the Specified Amount cause the premiums to exceed new lower limitations required by federal tax law, the excess will be withdrawn from Account Value and refunded so that the Policy will continue to meet these requirements. The Account Value so withdrawn and refunded will be withdrawn from each Investment Subdivision in the same proportion that the Account Value in that Investment Subdivision bears to the total Account Value in all Investment Subdivisions under the Policy at the time of the withdrawal (i.e. on a pro-rata basis).

     Any decrease in the Specified Amount will become effective on the Monthly Anniversary Day after the date the request is received. The decrease will first apply to coverage provided by the most recent increase, then to the next most recent increases successively, then to the coverage under the original application. During the Continuation Period, we will not allow a decrease unless the Account Value less any Policy Debt is greater than the surrender charge. The Specified Amount following a decrease can never be less than the minimum Specified Amount for the Policy when it was issued. A decrease may cause a surrender charge to be assessed and may require a payment to you of excess Account Value.

     To apply for an increase, you must complete a supplemental application and submit evidence of insurability satisfactory to us. Any approved increase will become effective on the date shown in the supplemental policy data page. An increase will not become effective, however, if the Policy's Surrender Value is insufficient to cover the monthly deduction for the Policy Month following the increase.

     If there is an increase in Specified Amount, there will be a one-time charge (per increase) of $1.50 per $1,000 of increase to cover underwriting and administrative costs associated with the increase. This charge will be included in the monthly deduction for the month the decrease becomes effective. This charge will never exceed $300 per increase.

     A change in the existing insurance coverage may have federal tax consequences. See "TAX CONSIDERATIONS."

     Changing the Beneficiary. If the right is reserved, the Beneficiary may also be changed during the Insured's life. To make a change, send a written request to our Home Office. The request and the change must be in a form satisfactory to us and must actually be received by us. The change will take effect as of the date you signed the request.


                                 LOAN BENEFITS

     You may borrow up to 90% of the difference between (1) your Account Value at the end of the Valuation Period during which the loan request is received, and (2) any surrender charges on the date of the loan. See "Requesting Payments." Requests for Policy loans may be made in writing or by telephone. See "REQUESTING PAYMENTS AND TELEPHONE TRANSACTIONS." Outstanding Policy Debt, including accrued interest, reduces the amount available for new loans.

     When a loan is made, an amount equal to the loan proceeds is transferred from the Account Value in Separate Account II to our General Account and is held as "collateral" for the loan. If you do not direct an allocation for this transfer when requesting the loan we will make it on a pro-rata basis. When a loan is repaid, an amount equal to the repayment is transferred from our General Account to Separate Account II and allocated as you direct when submitting the repayment. If you provide no direction, the amount will be allocated in accordance with your standing instructions for Net Premium allocations.

     A portion of Policy loans taken or existing on or after the Preferred Loan Availability Date will be designated as Preferred Policy Debt. Preferred Policy Debt will be that portion of Policy Debt which equals the Account Value under the Policy less the sum of all premium payments made. We redetermine the amount of Preferred Policy Debt each Policy Month. We currently intend to credit interest at an annual rate of 6% to that portion of Account Value transferred to the General Account which is equal to Preferred Policy Debt. We reserve the right to change, at our sole discretion, the rate of interest credited to the amount of Account Value transferred to the General Account and guarantee that Preferred Policy Debt will earn at least a minimum annual interest rate of 4%. An annual rate of 4% is and will be credited to that portion of Account Value transferred to the General Account which exceeds Preferred Policy Debt.

     Interest. We will charge interest daily on any outstanding Policy loan at an effective annual rate of 6%. Interest is due and payable at the end of each Policy Year while a Policy loan is outstanding. If, on any Policy Anniversary, interest accrued since the last Policy Anniversary has not been paid, the amount of the interest is added to the loan and becomes part of the outstanding Policy Debt. Interest transferred out of Separate Account II will be transferred from each Investment Subdivision on a pro-rata basis.

     Repayment of Policy Debt. You may repay all or part of your Policy Debt at any time while the Insured is living and the Policy is in force. Any payments by you other than planned periodic premiums will be treated first as the repayment of any outstanding Policy Debt. The portion of the payment in excess of any outstanding Policy Debt will be treated as an unscheduled premium payment. We will first apply any repayment to reduce the portion of Policy Debt that is not Preferred Policy Debt. Loan repayments must be sent to our Home Office and will be credited as of the date received. A Policy loan repayment is not treated as a premium payment and is not subject to the 3% premium charge.

     Effect of Policy Loan. A Policy loan, whether or not repaid, will affect Policy values over time because the investment results of the Investment Subdivisions will apply only to the non-loaned portion of the Account Value. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Investment Subdivisions while the Policy loan is outstanding, the effect could be favorable or unfavorable. Policy loans, particularly if not repaid, could make it more likely than otherwise for a Policy to terminate. See "Tax Considerations," below, for a discussion of adverse tax consequences if a Policy lapses with Policy loans outstanding. If the death benefit becomes payable while there is an outstanding Policy loan, Policy Debt will be deducted from the Life Insurance Proceeds. If Policy Debt exceeds the Account Value less any applicable surrender charge on any Monthly Anniversary Day and the Continuation Period is not in effect, the Policy will lapse without payment of a required loan payment. During the Continuation Period, if Policy Debt on any Monthly Anniversary Day exceeds the Account Value less any applicable surrender charge, and the Net Total Premium is less than the Continuation Amount, your Policy will lapse without payment of a required loan payment. In either event, we will mail to you notice of the amount required to be paid to keep the Policy in force, and you will have a 61-day grace period from the date we mail the notice to make the required loan payment.


                               SURRENDER BENEFITS

     Full Surrender. You may surrender your Policy at any time for its Surrender Value. See "Requesting Payments." A surrender charge may apply. See "Schedule of Surrender Charge." Your Policy will terminate and cease to be in force if it is surrendered for a lump sum. It cannot later be reinstated.

     Partial Surrender. You may make partial surrenders under your Policy. See "Requesting Payments." Requests for partial surrenders may be made in writing or by telephone. See "Requesting Payments and Telephone Transactions." The minimum partial surrender amount is $500. A partial surrender processing fee equal to the lesser of $25 or 2% of the amount surrendered will be assessed for a partial surrender. The amount of a partial surrender will equal the amount requested for surrender plus the partial surrender processing fee. When you request a partial surrender, you can direct how the partial surrender will be deducted from your Account Value. If you provide no directions, the partial surrender will be deducted from your Account Value in the Investment Subdivisions on a pro-rata basis.


                           HYPOTHETICAL ILLUSTRATIONS

     The following illustrations show how certain values under a sample Policy change with assumed investment performance over an extended period of time. In particular, they illustrate how Account Values, Surrender Values and Life Insurance Proceeds payable under a Policy covering an Insured of a given Age on the Policy Date, would vary over time. The illustrations assume planned premiums were paid annually and the return on the assets in the Investment Subdivisions were a uniform gross annual rate of 0%, 6% or 12%, before deduction of any fees and charges. The values reflect the deduction of all Policy and Fund fees and charges. The tables also show planned premiums accumulated at 5% interest. The values under a Policy would be different from those shown if the returns averaged 0%, 6% or 12% but fluctuated over and under those averages throughout the years shown. The hypothetical investment rates of return are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return for a particular Policy may be more or less than the hypothetical investment rates of return used in the illustrations.

     The illustrations assume an average annual expense ratio of .80% of the average daily net assets of the Funds available under the Policies, based on the estimated expense ratios of each of the Funds for the first year of operations. For information on Fund expenses, see the prospectus for the Funds accompanying this prospectus. The current illustrations also reflect the 0.70% mortality and expense risk charge to the Separate Account II. After deduction of estimated Fund expenses and the mortality and expense risk charge, the illustrated gross annual investment rates of return of 0%, 6% and 12% would correspond to approximate net annual rates of return for the Investment Divisions of -1.50%, 4.50% and 10.50%, respectively.

     The illustrations also reflect the monthly deduction for the hypothetical Insured. Our current charges and the higher guaranteed charges we have the contractual right to charge are reflected in separate illustrations on each of the following pages. All the illustrations reflect the fact that no charges for Federal or state income taxes are currently made against Separate Account II and assume no Policy Debt or charges for supplemental benefits.

     The illustrations are based on our sex distinct rates for non-tobacco users. Upon request, we will furnish a comparable illustration based upon the proposed Insured's individual circumstances. Such illustrations may assume different hypothetical rates of return than those illustrated.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE



Male Issue Age 45                       Initial Specified Amount          $250,000
Preferred Nonsmoker Underwriting Risk   Initial Premium and Planned
Death Benefit Option A                  Premium (Payable Annually) (1)    $ 13,000


                             0% Assumed Hypothetical         6% Assumed Hypothetical           12% Assumed Hypothetical
                             Gross Annual Investment         Gross Annual Investment            Gross Annual Investment
                               Return with Maximum             Return with Maximum                Return with Maximum
             Premiums            Charges (2)(3)                  Charges (2)(3)                     Charges (2)(3)
 End of    Accumulated   ------------------------------- ------------------------------- -------------------------------------
 Policy   At 5% Interest  Surrender   Account    Death    Surrender   Account    Death    Surrender     Account       Death
  Year       Per year       Value      Value    Benefit     Value      Value    Benefit     Value        Value       Benefit
-------- --------------- ----------- --------- --------- ----------- --------- --------- ----------- ------------ ------------
    1          13,650        8,948     11,200  261,200       9,657     11,910  261,910       10,367      12,620      262,620
    2          27,983       19,913     22,165  272,165      22,034     24,286  274,286       24,241      26,493      276,493
    3          43,032       30,642     32,894  282,894      34,893     37,145  287,145       39,495      41,747      291,747
    4          58,833       41,133     43,385  293,385      48,252     50,504  300,504       56,268      58,521      308,521
    5          75,425       51,380     53,632  303,632      62,122     64,374  314,374       74,711      76,964      326,964

    6          92,846       61,609     63,634  313,634      76,749     78,774  328,774       95,221      97,246      347,246
    7         111,138       71,577     73,377  323,377      91,910     93,710  343,710      117,742     119,542      369,542
    8         130,345       81,272     82,847  332,847     107,612    109,187  359,187      142,469     144,044      394,044
    9         150,513       90,683     92,033  342,033     123,864    125,214  375,214      169,619     170,969      420,969
   10         171,688       99,793    100,918  350,918     140,669    141,794  391,794      199,423     200,548      450,548

   15         294,547      140,359    140,359  390,359     233,217    233,217  483,217      398,353     398,353      648,353
   20         451,350      169,555    169,555  419,555     338,703    338,703  588,703      714,600     714,600      964,600

   25         651,475      183,826    183,826  433,826     455,489    455,489  705,489    1,218,952   1,218,952    1,468,952
   30         906,890      175,537    175,537  425,537     576,480    576,480  826,480    2,022,376   2,022,376    2,272,376
   35       1,232,872      131,140    131,140  381,140     685,319    685,319  935,319    3,299,778   3,299,778    3,549,778

---------
(1) The values illustrated assume the planned premium of $ 13,000 is paid at the beginning of each Policy year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) The values and benefits are as of the end of the year shown. They assume that no Policy loans or withdrawals have been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient account value.

(3) The values and benefits are shown using the maximum expense charges and cost of insurance rates allowable under the Policy. Accordingly, if the assumed hypothetical gross annual investment return were earned, the values and benefits of an actual Policy with the listed specifications could never be less than those shown, and in some cases may be greater than those shown.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN.

ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY AN OWNER AMONG THE INVESTMENT OPTIONS. THE GROSS HYPOTHETICAL INVESTMENT RATES OF RETURN OF 0%, 6% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF -1.50%, 4.50% AND 10.50%. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGES 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY LIFE OF VIRGINIA OR THE FUNDS THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE



Male Issue Age 45                       Initial Specified Amount          $250,000
Preferred Nonsmoker Underwriting Risk   Initial Premium and Planned
Death Benefit Option A                  Premium (Payable Annually) (1)    $ 13,000


                             0% Assumed Hypothetical          6% Assumed Hypothetical             12% Assumed Hypothetical
                             Gross Annual Investment          Gross Annual Investment              Gross Annual Investment
                               Return with Current              Return with Current                  Return with Current
             Premiums            Charges (2)(3)                    Charges (2)(3)                      Charges (2)(3)
 End of    Accumulated   ------------------------------- ---------------------------------- -------------------------------------
 Policy   At 5% Interest  Surrender   Account    Death    Surrender   Account      Death     Surrender     Account       Death
  Year       Per year       Value      Value    Benefit     Value      Value      Benefit      Value        Value       Benefit
-------- --------------- ----------- --------- --------- ----------- --------- ------------ ----------- ------------ ------------
   1           13,650        9,432     11,685  261,685      10,165     12,418     262,418       10,898      13,151      263,151
   2           27,983       20,963     23,216  273,216      23,163     25,416     275,416       25,452      27,704      277,704
   3           43,032       32,271     34,523  284,523      36,694     38,947     288,947       41,480      43,733      293,733
   4           58,833       43,352     45,605  295,605      50,776     53,029     303,029       59,132      61,385      311,385
   5           75,425       54,206     56,458  306,458      65,428     67,680     317,680       78,571      80,824      330,824

   6           92,846       65,068     67,093  317,093      80,908     82,933     332,933      100,219     102,244      352,244
   7          111,138       75,705     77,505  327,505      97,009     98,809     348,809      124,048     125,848      375,848
   8          130,345       86,110     87,685  337,685     113,744    115,319     365,319      150,273     151,848      401,848
   9          150,513       96,282     97,632  347,632     131,140    132,490     382,490      179,144     180,494      430,494
   10         171,688      106,210    107,335  357,335     149,211    150,336     400,336      210,922     212,047      462,047

   15         294,547      154,193    154,193  404,193     252,901    252,901     502,901      427,647     427,647      677,647
   20         451,350      196,302    196,302  446,302     379,255    379,255     629,255      781,257     781,257    1,031,257

   25         651,475      231,394    231,394  481,394     532,225    532,225     782,225    1,358,765   1,358,765    1,608,765
   30         906,890      257,487    257,487  507,487     715,462    715,462     965,462    2,301,878   2,301,878    2,551,878
   35       1,232,872      272,043    272,043  522,043     932,845    932,845   1,182,845    3,843,667   3,843,667    4,093,667

---------
(1) The values illustrated assume the planned premium of $ 13,000 is paid at the beginning of each Policy year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) The values and benefits are as of the end of the year shown. They assume that no Policy loans or withdrawals have been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient account value.

(3) The values and benefits are shown using the expense charges and cost of insurance rates currently in effect. Although Life of Virginia anticipates deducting these charges for the forseeable future, THESE CHARGES ARE NOT GUARANTEED AND COULD BE RAISED AT THE DISCRETION OF LIFE OF VIRGINIA. Accordingly, even if the assumed hypothetical gross annual investment return were earned, the values and benefits under an actual Policy with the listed specifications may be less than those shown if the expense charges or cost of insurance charges were increased.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN.

ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY AN OWNER AMONG THE INVESTMENT OPTIONS. THE GROSS HYPOTHETICAL INVESTMENT RATES OF RETURN OF 0%, 6% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF -1.50%, 4.50% AND 10.50%. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGES 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY LIFE OF VIRGINIA OR THE FUNDS THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE



Male Issue Age 45                       Initial Specified Amount          $250,000
Preferred Nonsmoker Underwriting Risk   Initial Premium and Planned
Death Benefit Option B                  Premium (Payable Annually) (1)    $  4,750


                             0% Assumed Hypothetical         6% Assumed Hypothetical           12% Assumed Hypothetical
                             Gross Annual Investment         Gross Annual Investment            Gross Annual Investment
                               Return with Maximum             Return with Maximum                Return with Maximum
             Premiums            Charges (2)(3)                  Charges (2)(3)                     Charges (2)(3)
 End of    Accumulated   ------------------------------- ------------------------------- -------------------------------------
 Policy   At 5% Interest  Surrender   Account    Death    Surrender   Account    Death    Surrender     Account       Death
  Year       Per year       Value      Value    Benefit     Value      Value    Benefit     Value        Value       Benefit
-------- --------------- ----------- --------- --------- ----------- --------- --------- ----------- ------------ ------------
   1           4,988         1,241     3,493    250,000      1,481      3,733  250,000        1,722       3,974      250,000
   2          10,224         4,628     6,881    250,000      5,328      7,581  250,000        6,058       8,311      250,000
   3          15,723         7,908    10,160    250,000      9,292     11,545  250,000       10,795      13,048      250,000
   4          21,497        11,078    13,330    250,000     13,376     15,629  250,000       15,974      18,226      250,000
   5          27,559        14,132    16,385    250,000     17,579     19,832  250,000       21,636      23,888      250,000

   6          33,925        17,298    19,323    250,000     22,133     24,158  250,000       28,062      30,087      250,000
   7          40,608        20,331    22,131    250,000     26,801     28,601  250,000       35,070      36,870      250,000
   8          47,626        23,224    24,799    250,000     31,580     33,155  250,000       42,718      44,293      250,000
   9          54,995        25,966    27,316    250,000     36,468     37,818  250,000       51,074      52,424      250,000
   10         62,732        28,541    29,666    250,000     41,456     42,581  250,000       60,207      61,332      250,000

   15        107,623        38,545    38,545    250,000     67,826     67,826  250,000      121,109     121,109      250,000
   20        164,916        40,918    40,918    250,000     95,071     95,071  250,000      221,054     221,054      269,686

   25        238,039        32,088    32,088    250,000    123,316    123,316  250,000      385,246     385,246      446,886
   30        331,364         1,670     1,670    250,000    151,911    151,911  250,000      649,855     649,855      695,345
   35        450,473             *         *          *    180,919    180,919  250,000    1,081,533   1,081,533    1,135,610

---------
     * Premium in addition to the planned premium is required to keep Policy in effect.

(1) The values illustrated assume the planned premium of $ 4,750 is paid at the beginning of each Policy year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) The values and benefits are as of the end of the year shown. They assume that no Policy loans or withdrawals have been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient account value.

(3) The values and benefits are shown using the maximum expense charges and cost of insurance rates allowable under the Policy. Accordingly, if the assumed hypothetical gross annual investment return were earned, the values and benefits of an actual Policy with the listed specifications could never be less than those shown, and in some cases may be greater than those shown.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN.

ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY AN OWNER AMONG THE INVESTMENT OPTIONS. THE GROSS HYPOTHETICAL INVESTMENT RATES OF RETURN OF 0%, 6% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF -1.50%, 4.50% AND 10.50%. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGES 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY LIFE OF VIRGINIA OR THE FUNDS THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE



Male Issue Age 45                       Initial Specified Amount          $250,000
Preferred Nonsmoker Underwriting Risk   Initial Premium and Planned
Death Benefit Option B                  Premium (Payable Annually) (1)    $  4,750


                             0% Assumed Hypothetical         6% Assumed Hypothetical           12% Assumed Hypothetical
                             Gross Annual Investment         Gross Annual Investment            Gross Annual Investment
                               Return with Current             Return with Current                Return with Current
             Premiums            Charges (2)(3)                  Charges (2)(3)                     Charges (2)(3)
 End of    Accumulated   ------------------------------- ------------------------------- -------------------------------------
 Policy   At 5% Interest  Surrender   Account    Death    Surrender   Account    Death    Surrender     Account       Death
  Year       Per year       Value      Value    Benefit     Value      Value    Benefit     Value        Value       Benefit
-------- --------------- ----------- --------- --------- ----------- --------- --------- ----------- ------------ ------------
   1           4,988         1,560     3,812   250,000       1,813      4,066  250,000        2,067       4,319      250,000
   2          10,224         5,347     7,599   250,000       6,095      8,348  250,000        6,875       9,127      250,000
   3          15,723         9,039    11,291   250,000      10,532     12,785  250,000       12,151      14,404      250,000
   4          21,497        12,632    14,885   250,000      15,128     17,380  250,000       17,942      20,195      250,000
   5          27,559        16,125    18,378   250,000      19,886     22,139  250,000       24,302      26,554      250,000

   6          33,925        19,753    21,778   250,000      25,051     27,076  250,000       31,527      33,552      250,000
   7          40,608        23,284    25,084   250,000      30,397     32,197  250,000       39,456      41,256      250,000
   8          47,626        26,709    28,284   250,000      35,925     37,500  250,000       48,160      49,735      250,000
   9          54,995        30,028    31,378   250,000      41,647     42,997  250,000       57,726      59,076      250,000
   10         62,732        33,234    34,359   250,000      47,561     48,686  250,000       68,243      69,368      250,000

   15        107,623        49,201    49,201   250,000      82,087     82,087  250,000      140,920     140,920      250,000
   20        164,916        62,247    62,247   250,000     123,816    123,816  250,000      260,700     260,700      318,054

   25        238,039        71,798    71,798   250,000     175,498    175,498  250,000      456,987     456,987      530,105
   30        331,364        76,485    76,485   250,000     241,514    241,514  258,420      778,183     778,183      832,656
   35        450,473        74,290    74,290   250,000     325,266    325,266  341,530    1,306,216   1,306,216    1,371,527

---------
(1) The values illustrated assume the planned premium of $ 4,750 is paid at the beginning of each Policy year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) The values and benefits are as of the end of the year shown. They assume that no Policy loans or withdrawals have been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient account value.

(3) The values and benefits are shown using the expense charges and cost of insurance rates currently in effect. Although Life of Virginia anticipates deducting these charges for the forseeable future, THESE CHARGES ARE NOT GUARANTEED AND COULD BE RAISED AT THE DISCRETION OF LIFE OF VIRGINIA. Accordingly, even if the assumed hypothetical gross annual investment return were earned, the values and benefits under an actual Policy with the listed specifications may be less than those shown if the expense charges or cost of insurance charges were increased.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN.

ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY AN OWNER AMONG THE INVESTMENT OPTIONS. THE GROSS HYPOTHETICAL INVESTMENT RATES OF RETURN OF 0%, 6% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF -1.50%, 4.50% AND 10.50%. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGES 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY LIFE OF VIRGINIA OR THE FUNDS THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                 REQUESTING PAYMENTS AND TELEPHONE TRANSACTIONS

     Requesting Payments. Written requests for payment (except for telephone requests) must be sent to our Home Office or given to our authorized agent for forwarding to our Home Office. We will ordinarily pay any Life Insurance Proceeds, loan proceeds or surrender or partial surrender proceeds in a lump sum within seven days after receipt at our Home Office of all the documents required for such a payment. Other than the Life Insurance Proceeds, which are determined as of the date of the Insured's death, the amount will be determined as of the date our Home Office receives all required documents. Life Insurance Proceeds may be paid in a lump sum or under an optional payment plan. See "Optional Payment Plans." Any Life Insurance Proceeds that are paid in one lump sum will include interest from the date of death to the date of payment. Interest will be paid at a rate set by us, or by law if greater. The minimum interest rate which will be paid is 2.5%. Interest will not be paid beyond one year or any longer time set by law. Life Insurance Proceeds will be reduced by any outstanding Policy Debt and any due and unpaid charges and increased by any benefits added by rider.

     We may delay making a payment or processing a transfer request if: (1) the disposal or valuation of Separate Account II's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists; or (2) the SEC by order permits postponement of payment to protect our Owners. We also may defer making payments attributable to a check that has not cleared the bank on which it is drawn.

     Telephone Transactions. You may make certain requests under the Policy by telephone provided we have your written authorization on file at the Home Office. These include requests for transfers, partial surrenders, Policy loans, changes in premium allocation designations, dollar-cost averaging changes and changes in the portfolio rebalancing program. Our Home Office will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions, and/or tape recording of telephone instructions. Your request for telephone transactions authorizes us to record telephone calls. If reasonable procedures are not employed, we may be liable for any losses due to unauthorized or fraudulent instructions. However, if reasonable procedures are employed, we will not be liable for any losses due to unauthorized or fraudulent instructions.


                      OTHER POLICY BENEFITS AND PROVISIONS

     Exchange Privilege. During the first 24 Policy Months, you may convert the Policy to a permanent fixed benefit policy. If you object to a material change in the investment policy of Separate Account II or the Investment Subdivisions, you may also convert the Policy to a permanent fixed benefit policy within 60 days after the change. In either case, you may elect either the same death benefit or the same net amount at risk as the existing Policy at the time of conversion. Premiums will be based on the same Age at issue and risk classification of the Insured as the existing Policy. The conversion will be subject to an equitable adjustment in payments and Account Value to reflect variances, if any, in the payments and Account Value under the existing Policy and the new policy. See your Policy for further information.

     Optional Payment Plans. The Policy currently offers the following five optional payment plans as alternatives to the payment of a death benefit or Surrender Value in a lump sum:

     Plan 1 -- Income for a Fixed Period. Periodic payments will be made for a fixed period not longer than 30 years. Payments can be annual, semi-annual, quarterly or monthly.

     Plan 2 -- Life Income. Equal monthly payments will be made for a guaranteed minimum period. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 10, 15 or 20 years.

     Plan 3 -- Income of a Definite Amount. Equal periodic payments of a definite amount will be paid. Payments can be annual, semi-annual, quarterly or monthly.

     Plan 4 -- Interest Income. Periodic payments of interest earned from the proceeds will be paid. Payments can be annual, semi-annual, quarterly or monthly and will begin at the end of the first period chosen.

     Plan 5 -- Joint Life and Survivor Income. Equal monthly payments will be made to two payees for a guaranteed minimum of 10 years. Each payee must be at least 35 years old when payments begin.

     An optional payment plan can be selected in the application or by notifying us in writing at our Home Office. Any amount left with us for payment under an optional payment plan will be transferred to our General Account. Payments under an optional payment plan will not vary with the investment performance of Separate Account II because they are all forms of fixed-benefit annuities. See "Tax Treatment of Policy Proceeds." Certain conditions and restrictions apply to payments received under an optional payment plan. For further information, review your Policy or contact an authorized Life of Virginia agent.

     Other Policy Provisions. The Policy contains provisions addressing the following matters:

     Dividends. The Policy is non-participating. No dividends will be paid on the Policy.

     Incontestability. The Policy limits our right to contest the Policy as issued or as increased, except for material misstatements contained in the application or a supplemental application, after it has been in force during the Insured's lifetime for a minimum period, generally for two years from the Policy Date or effective date of the increase. This provision does not apply to riders that provide disability benefits.

     Suicide Exclusion. If the Insured commits suicide while sane or insane, within two years of the Policy Date, Life Insurance Proceeds payable under the Policy will be limited to all premiums paid, less outstanding Policy Debt and less amounts paid upon partial surrender of the Policy.

     If the Insured commits suicide while sane or insane, more than two years after the Policy Date but within two years after the effective date of an increase in the Specified Amount, the proceeds payable with respect to the increase will be limited to the cost of insurance applied to the increase.

     Misstatement of Age or Sex. Life Insurance Proceeds will be adjusted if the Insured's Age or sex has been misstated in the application.

     Written Notice. Any written notice should be sent to us at our Home Office at 6610 West Broad Street, Richmond, Virginia 23230. The notice should include the Policy number and the Insured's full name. Any notice sent by us to you will be sent to the address shown in the application unless an appropriate address change form has been filed with us.

     Owner. You have rights in the Policy during the Insured's lifetime. If you die before the Insured and there is no contingent Owner, ownership passes to your estate.

     Beneficiary. You designate the primary Beneficiaries and contingent Beneficiaries when you apply for the Policy. If changed, the Primary Beneficiary and Contingent Beneficiary is as shown in the latest change filed with us. One or more Primary Beneficiaries or Contingent Beneficiaries may be named in the application. In such a case, the proceeds will be paid in equal shares to the survivors in the appropriate Beneficiary class, unless you request otherwise.

     Unless an optional payment plan is chosen, the proceeds payable at the Insured's death will be paid in a lump sum to the primary Beneficiary(ies). If the Primary Beneficiary(ies) dies before the Insured, the proceeds will be paid to the contingent Beneficiary(ies). If no Beneficiary(ies) survives the Insured, the proceeds will be paid to you or your estate.

     Reinstatement. If the Policy has not been surrendered, the Policy may be reinstated within three years after lapse, subject to compliance with certain conditions, including the payment of a necessary premium and submission of satisfactory evidence of insurability. See your Policy for further information.


     Trustee. If a trustee is named as the Owner or Beneficiary of the Policy and subsequently exercises ownership rights or claims benefits thereunder, we will have no obligation to verify that a trust is in effect or that the trustee is acting within the scope of his/her authority. Payment of Policy benefits to the trustee will release us from all obligations under the Policy to the extent of the payment. When we make a payment to the trustee, we will have no obligation to ensure that such payment is applied according to the terms of the trust agreement.

     Other Changes. At any time we may make such changes in the Policy as are necessary to assure compliance at all times with the definition of life insurance prescribed by the Code; to make the Policy, our operations, or the operation of Separate Account II conform with any law or regulation issued by any government agency to which they are subject; or to reflect a change in the operation of Separate Account II, if allowed by the Policy. Only the President or Vice President of Life of Virginia has the right to change the Policy. No agent has the authority to change the Policy or waive any of its terms. All endorsements, amendments, or riders must be signed by such officer to be valid.

     Reports. We maintain records and accounts of all transactions involving the Policy, Separate Account II and Policy Debt. Within 30 days after each Policy anniversary, you will be sent a report showing information about your Policy for the period covered by the report. The report will show the amount of Life Insurance Proceeds, the Account Value in each Investment Subdivision, the Surrender Value and Policy Debt. The report will also show premiums paid and charges made during the Policy year. You will also be sent an annual and a semi-annual report for each Fund underlying an Investment Subdivision to which you have allocated Account Value, as required by the 1940 Act. In addition, when you pay premiums (other than by pre-authorized checking account deduction), or if you take out a Policy loan, make transfers or make partial surrenders, you will receive a written confirmation of these transactions.

     Change of Owner. You may change the Owner of the Policy by sending a written request on a form satisfactory to us to our Home Office while the Insured is alive and the Policy is in force. The change will take effect the date you sign the written request, but the change will not affect any action we have taken before we receive the written request. A change of Owner does not change the Beneficiary designation.

     Supplemental Benefits. Supplemental benefits are available and may be added to your Policy by rider. Monthly charges for these benefits will be deducted from your Account Value as part of the monthly deduction. See "Monthly Deduction." Examples of these supplemental benefits include term insurance on a spouse or children, additional death benefits if the insured dies in an accident, and waiver of either the monthly deduction or a stipulated amount if the Insured becomes disabled as defined in the rider. Additional rules and limits apply to these supplemental benefits. Please ask your authorized Life of Virginia agent for further information or contact our Home Office.

     Using the Policy as Collateral. The Policy can be assigned as collateral security. We must be notified in writing if you assign the Policy. Any payments made before the assignment and recorded at our Home Office will not be affected. We are not responsible for the validity of an assignment. Your rights and the rights of the Beneficiary may be affected by an assignment.

     Reinsurance. We intend to reinsure a portion of the risks assumed under the Policies.


                                LIFE OF VIRGINIA

     The Life Insurance Company of Virginia. We are a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871. We are principally engaged in the offering of life insurance and annuity policies and rank among the 25 largest stock life insurance companies in the United States in terms of business in force. We are admitted to do business in 49 states and the District of Columbia. Our principal offices are at 6610 West Broad Street, Richmond, Virginia 23230.


     Eighty percent of our capital stock is owned by General Electric Capital Assurance Corporation ("GE Capital Assurance"). The remaining 20% is owned by GE Financial Assurance, Inc. GE Capital Assurance and GE Financial Assurance, Inc. are indirectly wholly-owned subsidiaries of General Electric Capital Corporation ("GE Capital"). GE Capital, a New York corporation, is a diversified financial services company whose subsidiaries consist of specialty insurance, equipment management, and commercial and consumer financing businesses. GE Capital's parent, General Electric Company, founded more than one hundred years ago by Thomas Edison, is the world's largest manufacturer of jet engines, engineering plastics, medical diagnostic equipment and large electric power generation equipment.


     State Regulation. We are subject to regulation by the State Corporation Commission of the Commonwealth of Virginia. An annual statement is filed with the Virginia Commissioner of Insurance on or before March 1 of each year covering our operations and reporting on our financial condition as of December 31 of the preceding year. Periodically, the Commissioner of Insurance examines our liabilities and reserves and those of Separate Account II and certifies their adequacy, and a full examination of our operations is conducted by the State Corporation Commission, Bureau of Insurance of the Commonwealth of Virginia at least every five years.

     We are also subject to the insurance laws and regulation of other states within which it is licensed to operate.

     Executive Officers and Directors. We are managed by a board of directors. The following table sets forth the name, address and principal occupations during the past five years of each of our executive officers and directors.




Name                        Address                         Positions and Offices with Depositor
-------------------------   -----------------------------   ----------------------------------------------
Ronald V. Dolan             First Colony Life               Director and Chairman of the Board
                            700 Main Street
                            Lynchburg, VA 24505
Selwyn L. Flournoy, Jr.     Life of Virginia                Director and Senior Vice President
                            6610 W. Broad
                            Street Richmond, VA 23230
Linda L. Lanam              Life of Virginia                Director and Senior Vice President
                            6610 W. Broad
                            Street Richmond, VA 23230
Robert D. Chinn             Life of Virginia                Director and Senior Vice President -- Agency
                            6610 W. Broad
                            Street Richmond, VA 23230
Elliot Rosenthal            Life of Virginia                Senior Vice President -- Investment Products
                            6610 W. Broad
                            Street Richmond, VA 23230
Victor C. Moses             GE Financial Assurance          Director
                            601 Union St.reet, Ste. 5600
                            Seattle, WA 98101
Geoffrey S. Stiff           First Colony Life               Director
                            700 Main Street
                            Lynchburg, VA 23219

     Separate Account II. Separate Account II was established by us as a separate investment account on August 21, 1986. Separate Account II currently has thirty-seven Investment Subdivisions available under the Policy, but that number may change in the future. Each Investment Subdivision invests exclusively in shares representing an interest in a separate corresponding portfolio of one of the ten Funds described above. Net Premiums are allocated in accordance with your instructions among up to seven of the thirty-seven Investment Subdivisions available under the Policy.

     The assets of Separate Account II belong to us. Nonetheless, the assets in Separate Account II attributable to the Policies are not chargeable with liabilities arising out of any other business which we may conduct. The assets of Separate Account II shall, however, be available to cover the liabilities of our General Account to the extent that the assets of Separate Account II exceed its liabilities arising under the Policies supported by it. Income and both realized and unrealized gains or losses from the assets of Separate Account II are credited to or charged against Separate Account II without regard to the income, gains or losses arising out of any other business we may conduct.

     Separate Account II is registered with the SEC as a unit investment trust under the 1940 Act and meets the definition of a separate account under the federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of Separate Account II by the SEC.

     Changes to Separate Account II. Separate Account II may include other Investment Subdivisions that are not available under the Policy and are not otherwise discussed in this prospectus. We may substitute another investment subdivision or insurance company separate account under the Policy if, in our judgment, investment in a Investment Subdivision should no longer be possible or becomes inappropriate to the purposes of the Policies, or if investment in another investment subdivision or insurance company separate account is in the best interest of Owners. No substitution may take place without notice to Owners and prior approval of the SEC and insurance regulatory authorities, to the extent required by the 1940 Act and applicable law.

     We may also, where permitted by law: (1) create new separate accounts; (2) combine separate accounts, including Separate Account II; (3) add new Investment Subdivisions or remove Investment Subdivisions from Separate Account II; (4) make the Investment Subdivisions available under other policies we issue; (5) deregister Separate Account II under the 1940 Act; and (6) operate Separate Account II under the direction of committee or in another form.

     Voting of Fund Shares. We are the legal owner of shares held by the Investment Subdivisions and as such have the right to vote on all matters submitted to shareholders of the Funds. However, as required by law, we will vote shares held in the Investment Subdivisions at regular and special meetings of shareholders of the Funds in accordance with instructions received from Owners with Account Value in the Investment Subdivisions. To obtain voting instructions from Owners, before a meeting of shareholders of the Funds, we will send Owners voting instruction material, a voting instruction form and any other related material. Shares held by an Investment Subdivision for which no timely instructions are received will be voted by us in the same proportion as those shares for which voting instructions are received. Should the applicable federal securities laws, regulations or interpretations thereof change so as to permit us to vote shares of the Funds in our own right, we may elect to do so. We may, if required by state insurance officials, disregard your voting instructions if such instructions would require shares to be voted so as to cause a change in sub-classification or investment objectives of one or more of the Funds, or to approve or disapprove an investment advisory agreement. In addition, we may under certain circumstances disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds, provided that we reasonably disapprove of such changes in accordance with applicable federal regulations. If we ever disregard voting instructions, Owners will be advised of that action and of the reasons for such action in the next report to Owners.


                               TAX CONSIDERATIONS

     The following discussion is general and is not intended as tax advice.

     Tax Status of the Policy. The Code, in section 7702, establishes a statutory definition of life insurance for tax purposes. We believe that the Policy meets the statutory definition of life insurance, which places limitations on the amount of premiums that may be paid. If the Specified Amount of a Policy is increased or decreased, the applicable premium limitation may change. In the case of a decrease in the Specified Amount, a partial surrender, a change from Option A to Option B, or any other such change that reduces benefits under the Policy during the first 15 years after a Policy is issued and that results in a cash distribution to you in order for the Policy to continue complying with section 7702 definitional limitations on premiums and cash values, certain amounts prescribed in section 7702 which are so distributed will be includable in your ordinary income (to the extent of any gain in the Policy). Such income inclusion will also occur, in certain circumstances, with respect to cash distributions made in anticipation of reductions in benefits under the Policy.

     The Code (section 817(h)) and regulations promulgated thereunder by the Secretary of the Treasury (the "Treasury") prescribe diversification standards for the investments of Separate Account II which must be met in order for the Policy to be treated as a life insurance contract for federal tax purposes. Separate Account II, through the Funds, intends to comply with the diversification requirements prescribed by the Treasury. Although we do not control the Funds, we have entered into agreements regarding participation in the Funds which require the Funds to be operated in compliance with the requirements prescribed by the Treasury. Thus, we believe that Separate Account II will be treated as adequately diversified for federal tax purposes.

     In certain circumstances, variable policy owners may be considered the owners, for federal tax purposes, of the assets of the separate account used to support such policies. In those circumstances, income and gains from the separate account assets would be includable in the variable policies owners' gross income annually as earned. The Internal Revenue Service (the "Service") has stated in published rulings that a variable policies owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury has announced, in connection with the issuance of regulations concerning diversification requirements, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset [i.e. separate] account may cause the investor, rather than the insurance company, to be treated as the owner of the assets of the account." This announcement also stated that guidance would be issued by the way of regulation or published rulings on the "extent to which policyholders may direct their investments to particular sub-accounts [of a separate account] without being treated as owners of the underlying assets."

     The ownership rights under the Policy are similar to, but different in certain respects from, those present in situations addressed by the Service in rulings in which it was determined that policy owners were not owners of separate account assets. For example, you have the choice of more Funds to which to allocate premiums and cash values and may be able to reallocate more frequently than in such rulings. These differences could result in you being considered, under the standard of those rulings, the owner of the assets of Separate Account II. To ascertain the tax treatment of our policyowners, we have requested, with regard to a policy similar to this Policy, a ruling from the Service that we, and not our policyowners, are the owner of the assets of the separate account there involved for federal income tax purposes. The Service informed us that it will not rule on the request until issuance of the promised guidance referred to in the preceding paragraph. Because we do not know what standards will be set forth in the regulations or revenue rulings which the Treasury has stated it expects to issue, we have reserved the right to modify our practices to attempt to prevent you from being considered the owner of the assets of Separate Account II.

     Frequently, if the Service or the Treasury sets forth a new position which is adverse to taxpayers, the position is applied on a prospective basis only. Thus, if the Service or the Treasury were to issue regulations or a ruling which treated you as the owner of the assets of Separate Account II, that treatment might only apply on a prospective basis. However, if the ruling or regulations were not considered to set forth a new position, you might be retroactively determined to be the owner of a portion of the assets of Separate Account II for tax purposes.

     The following discussion assumes that the Policy will qualify as a life insurance contract for federal tax purposes.

     Tax Treatment of Policy Proceeds. The Policies should receive the same Federal income tax treatment as fixed benefit life insurance. As a result, the Life Insurance Proceeds payable under either benefit option are excludable from the gross income of the Beneficiary under section 101 of the Code, and you will not be deemed to be in constructive receipt of the Surrender Value under a Policy until actual surrender. If proceeds payable upon death of the Insured are paid under optional payment Plan 4 (interest income), the interest payments will be includable in the Beneficiary's income. If proceeds payable on death are applied under optional payment plan 3 and the Beneficiary is at an advanced age at such time, such as age 80 or older, it is possible that payments would be treated in a manner similar to that under Plan 4. If the proceeds payable upon death of the Insured are paid under one of the other optional payment plans, the payments will be prorated between amounts attributable to the death benefit which will be excludable from the Beneficiary's income and amounts attributable to interest which will be includable in the Beneficiary's income. In the event of certain cash distributions under the Policy resulting from any change which reduces future benefits under the Policy, the distribution will be taxed in whole or in part as ordinary income (to the extent of gain in the Policy). See discussion above, "Tax Status of the Policy."

     For an Insured who survived beyond the end of the Commissioners' 1980 Standard Ordinary Mortality Table, there may be a question about taxation of death benefit proceeds and constructive receipt. Because we continue to charge for the insurance risk beyond age 100, we believe that the proceeds will continue to be protected from taxation. Therefore, we have no current plans to withhold or report taxes in this situation.

     Except as noted below, a loan received under a Policy will be treated as your indebtedness, so that no part of any loan under a Policy will constitute income to you so long as the Policy remains in force, and a partial surrender under a Policy will not constitute income except to the extent it exceeds the total premiums paid for the Policy (reduced by any amounts previously withdrawn which were not treated as income). However, with respect to the portion of any loan that is attributable to cash value in excess of the total premium payments under the Policy, it is possible that the Service could treat you as being in receipt of certain amounts of income. Benefits received from the Accelerated Benefit Rider on account of the insured's certified terminal illness generally are not includible in income.

     Generally, interest paid on loans under a Policy will not be tax deductible, except in the case of certain loans under a Policy covering a "key person." In addition, in the case of Policies issued to a non-natural taxpayer, such as a corporation or trust (or held for the benefit of such an entity), a portion of the taxpayer's otherwise deductible interest expenses may not be deductible as a result of ownership of a Policy even if no loans are taken under the Policy. An exception to this rule is provided for certain life insurance contracts which cover the life of an individual who is a 20-percent owner, or an officer, director, or employee of, a trade or business. Entities that are considering purchasing the Policy, or entities that will be beneficiaries under a Policy, should consult a tax advisor.

     In addition, in the case of Policies issued to a non-natural taxpayer, such as a corporation or trust (or held for the benefit of such an entity), a portion of the taxpayer's otherwise deductible interest expenses may not be deductible as a result of ownership of a Policy even if no loans are taken under the Policy. An exception to this rule is provided for certain life insurance policies which cover the life of an individual who is a 20-percent owner, or an officer, director, or employee of, a trade or business. Entities that are considering purchasing the Policy, or entities that will be beneficiaries under a Policy, should consult a tax advisor.

     The right to exchange the Policy for a permanent fixed benefit policy (See "Exchange Privilege"), the right to change Owners (See "Change of Owner"), the provision for surrenders, the right to change from one death benefit option to another, and other changes reducing future death benefits may have tax consequences depending on the circumstances of such exchange, change or surrender. Upon complete surrender, if the amount received plus the Policy Debt exceeds the total premiums paid (less any amounts treated as previously withdrawn by you), the excess generally will be treated as ordinary income.

     Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary.

     Tax Treatment of Policy Loans and Other Distributions. The Technical Miscellaneous Revenue Act of 1988 (TAMRA) includes the following provisions, which affect the taxation of distributions (other than proceeds paid at the death of the insured) from life insurance contracts:

   1. If premiums are paid more rapidly than the rate defined by a "7-Pay Test," the Policy will be classified as a "modified endowment contract." This test applies a cumulative limit on the amount of payments that can be made into a Policy in order to avoid modified endowment contract treatment.

   2. Any Policy received in exchange for a policy classified as a modified endowment contract will be treated as a modified endowment contract regardless of whether it meets the 7-Pay Test.

   3. Loans (including unpaid interest thereon) from a Policy classified as a modified endowment contract will be considered distributions.

   4. Distributions (including partial surrenders, loans and loan interest, assignments and pledges) from a Policy classified as a modified endowment contract will be taxed first as distributions of income from the Policy (to the extent that the cash value of the Policy, before reduction by any surrender charge or loan, exceeds the total premiums paid less any previous untaxed withdrawals), and then as a non-taxable recovery of premium.

   5. A penalty tax of 10% will be imposed on distributions includable in income (including complete and partial surrenders, loans and loan interest, assignments and pledges) from a Policy classified as a modified endowment contract, unless such distributions are made (1) after you attain age 59 1/2, (2) because you have become disabled, or (3) as substantially equal annuity payments over your life or life expectancy (or over the joint lives or life expectancies of you and your Beneficiary).

     In order to avoid classification as a modified endowment contract, a Policy must not have been issued in exchange for a modified endowment contract, and premiums paid under the Policy must not be paid more rapidly than the 7-Pay Test allows. We will provide you guidance as to the amount of premium payments that may be paid if you wish to avoid treatment of the Policy as a modified endowment contract.

     Additionally, all life insurance contracts which are treated as modified endowment contracts and which are issued by us or any of our affiliates with the same person designated as the owner within the same calendar year will be aggregated and treated as one contract for purposes of determining any tax on distributions.

     The provisions of TAMRA are complex and are open to considerable variation in interpretation. You should consult your tax advisor before making any decisions regarding increases or decreases in or additions to coverage or distributions from your Policy.

     Taxation of Life of Virginia. Because of our current status under the Code, we do not expect to incur any Federal income tax liability that would be chargeable to Separate Account II. Based upon this expectation, no charge is being made currently to Separate Account II for Federal income taxes. If, however, we determine that such taxes may be incurred, we may assess a charge for those taxes from Separate Account II.

     We may also incur state and local taxes (in addition to premium taxes for which a deduction from premiums is currently made) in several states. At present, these taxes are not significant. If there is a material change in state or local tax laws, charges for such taxes attributable to Separate Account II may be made.

     Income Tax Withholding. Generally, unless you provide us with a written election to the contrary before a distribution is made, we are required to withhold income taxes from any portion of the money received by you upon surrender of the Policy (and if the Policy is a modified endowment contract, upon a partial surrender or a Policy loan). If you request that no taxes be withheld, or if we do not withhold a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability. You may, therefore, want to consult a tax advisor.


The foregoing discussion is general and is not intended as tax advice.


     Other Considerations. Any person concerned about these tax implications should consult a competent tax advisor. This discussion is based on our understanding of the present Federal income tax laws as they are currently interpreted by the Service. No representation is made as to the likelihood of continuation of these current laws and interpretations. It should be further understood that the foregoing discussion is not exhaustive and that special rules not described in this prospectus may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.


         LEGAL DEVELOPMENTS REGARDING EMPLOYMENT-RELATED BENEFIT PLANS

     In 1983, the Supreme Court held in Arizona Governing Committee v. Norris, that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. The Policy contains guaranteed cost of insurance rates and guaranteed purchase rates for certain settlement options that distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a Policy may be purchased.


                             ADDITIONAL INFORMATION


     Sale of Policies. The Policies will be sold by our licensed life insurance agents who are also registered representatives of Capital Brokerage Corporation, the principal underwriter of the Policies, or of broker-dealers who have entered into written sales agreements with the principal underwriter. Capital Brokerage Corporation, a Virginia Corporation, located at 6610 W. Broad Street, Richmond, Virginia 23230, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and a member of the National Association of Securities Dealers, Inc. Capital Brokerage Corporation also serves as principal underwriter for other variable life insurance and variable annuity policies issued by us. However, no amounts have been retained by Capital Brokerage Corporation for acting as principal underwriter of these other policies.


     Our writing agents will receive commissions based on a commission schedule and rules. First-year commissions depend on the Insured's Age, risk class, and the size of the Policy. In the first Policy year, the agent will receive a commission of up to .95% of the maximum commissionable premium plus up to 4.0% of premiums paid in excess of the maximum commissionable premium. In renewal years, the agent receives up to 4.0% of the premiums paid. A trail commission equal to an annual rate of 0.15% of Account Value may be paid on Policies that after the fifth Policy year have an Account Value equal to or greater than $10,000.

     Other Information. A registration statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.

     Legal Matters. The legal matters in connection with the Policy described in this prospectus have been passed on by J. Neil McMurdie, Associate Counsel and Assistant Vice President of Life of Virginia. Sutherland, Asbill & Brennan LLP of Washington, D.C. has provided advice on matters relating to the federal securities laws.

     Legal Proceedings. Life of Virginia, like all other companies, is involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, Life of Virginia believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on it or Account II.

     Year 2000 Compliance. Like other financial services providers, Life of Virginia utilizes computer systems that may be affected by Year 2000 date data processing issues and it also relies on services providers, including banks, custodians, administrators, and investment managers that also may be affected. Life of Virginia is engaged in a process to evaluate and develop plans to have its computer systems and critical applications ready to process Year 2000 date data. It is also confirming that its service providers are also so engaged. The resources that are being devoted to this effort are substantial. Remedial actions include inventorying the company's computer systems, applications and interfaces, assessing the impact of the Year 2000 date data on them, developing a range of solutions specific to particular situations and implementing appropriate solutions. Some systems, applications and interfaces will be replaced or upgraded to new software or new releases of existing software which are Year 2000 ready. Others will be modified as necessary to become ready. It is difficult to predict with precision whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact on Life of Virginia and Account II. However, as of the date of this prospectus, it is not anticipated that Owners will experience negative effects on their investment, or on the services provided in connection therewith, as a result of Year 2000 readiness implementation. Life of Virginia's target dates for completion of these activities depend upon the particular situation. The

Company's goal is to be substantially Year 2000 ready for critical applications by mid-1999, but there can be no assurance that Life of Virginia will be successful in meeting its goal, or that interaction with other service providers will not impair Life of Virginia's services at that time.

     Experts.

     Actuarial Matters. Actuarial matters included in this prospectus have been examined by Bruce E. Booker, an actuary of Life of Virginia, whose opinion is filed as an exhibit to the registration statement.

KPMG Peat Marwick LLP.


     The consolidated balance sheets of The Life Insurance Company of Virginia and subsidiary as of December 31, 1997 and 1996, and the related consolidated statements of income, stockholders' equity and cash flows for the year ended December 31, 1997, nine month period ended December 31, 1996 and the preacquisition three month period ended March 31, 1996, and the statement of assets and liabilities of Life of Virginia Separate Account II as of December 31, 1997 and the related statements of operations and changes in net assets for each of the two years or lesser periods then ended have been included herein and in the registration statement in reliance upon the reports of KPMG Peat Marwick LLP, independent certified public accountants, appearing elsewhere herein and upon the authority of such firm as experts in accounting and auditing.

     The report of KPMG Peat Marwick LLP with respect to the consolidated financial statements of The Life Insurance Company of Virginia and subsidiary contains an explanatory paragraph that states effective April 1, 1996, General Electric Capital Corporation acquired all of the outstanding stock of The Life Insurance Company of Virginia in a business combination accounted for as a purchase. As a result of the acquisition, the consolidated financial information for the periods after the acquisition is presented on a different cost basis than that for the periods before the acquisition and, therefore, is not comparable.


Ernst & Young LLP.

     The consolidated statements of income, stockholder's equity and cash flows of The Life Insurance Company of Virginia and subsidiaries for the year ended December 31, 1995 and the statements of operations and changes in net assets of Life of Virginia Separate Account II for the year or period ended December 31, 1995, appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, to the extent indicated in their reports thereon also appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.


                              CHANGE IN AUDITORS

     Subsequent to the acquisition of us by GNA Corporation on April 1, 1996, we selected KPMG Peat Marwick LLP to be our auditor. Accordingly, our principal auditor has changed for the year ending December 31, 1996, from Ernst & Young LLP, to KPMG Peat Marwick LLP. The former auditors were dismissed and KPMG Peat Marwick LLP was retained because KPMG Peat Marwick LLP is the auditor for GE Capital, the indirect parent of GNA Corporation. This change was approved by the members of our Board of Directors.

     Neither KPMG Peat Marwick LLP's nor Ernst & Young LLP's reports on the financial statements contain any adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty or audit scope. Furthermore, there were no disagreements with either on any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedure which would have caused them to make reference to the subject matters of the disagreement in connection with their reports.


                             FINANCIAL STATEMENTS.

     The consolidated financial statements of Life of Virginia and subsidiaries included herein should be distinguished from the financial statements of Separate Account II and should be considered only as bearing on our ability to meet our obligations under the Policies. Such consolidated financial statements of Life of Virginia and subsidiaries should not be considered as bearing on the investment performance of the assets held in Separate Account II.

LIFE OF VIRGINIA SEPARATE ACCOUNT II

Statements of Assets and Liabilities (Audited)

Year ended December 31, 1997

(With Independent Auditors' Report Thereon)

LIFE OF VIRGINIA SEPARATE ACCOUNT II

Table of Contents

Year ended December 31, 1997

===================================================================

                                                              Page

Independent Auditors' Report...................................1

Financial Statements:

      Statements of Assets and Liabilities.....................3
      Statements of Operations.................................9
      Statements of Changes in Net Assets.....................20

Notes to Financial Statements.................................31


=====================================================================

Report of Independent Auditors



Policyholders
Life of Virginia Separate Account II
   and Board of Directors
The Life Insurance Company of Virginia


We have audited the accompanying statements of assets and liabilities of Life of Virginia Separate Account II (the Account) (comprising the GE Investments Funds, Inc.--S&P 500 Index, Money Market, Total Return, International Equity, Real Estate Securities, Global Income, Value Equity and Income Funds; the Oppenheimer Variable Account Funds--Bond, Capital Appreciation, Growth, High Income and Multiple Strategies Funds; the Variable Insurance Products Fund--Equity-Income, Growth and Overseas Portfolios; the Variable Insurance Products Fund II--Asset Manager and Contrafund Portfolios; Variable Insurance Products Fund III--Growth & Income and Growth Opportunities Portfolios; the Federated Investors Insurance Series--American Leaders, High Income Bond and Utility Funds II; the Alger American--Small Cap and Growth Portfolios; the PBHG Insurance Series Fund--PBHG Large Cap Growth and PBHG Growth II Portfolios; and the Janus Aspen Series--Aggressive Growth, Growth, Worldwide Growth, Balanced, Flexible Income, International Growth and Capital Appreciation Portfolios) as of December 31, 1997 and the related statements of operations and changes in net assets for the aforementioned funds and the GE Investments Funds, Inc.--Government Securities Fund; Oppenheimer Variable Account Funds--Money Fund; Variable Insurance Products Fund--Money Market and High Income Portfolios; and Neuberger & Berman Advisers Management Trust--Balanced, Bond and Growth Portfolios of Life of Virginia Separate Account II for each of the two years or lesser periods then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits. The accompanying statements of operations and changes in net assets of Life of Virginia Separate Account II for the year or period ended December 31, 1995, were audited by other auditors, whose report thereon dated February 8, 1996 expressed an unqualified opinion on those statements.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the 1997 and 1996 financial statements referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Life of Virginia Separate Account II as of December 31, 1997 and the results of their operations and changes in their net assets for each of the two years or lesser periods then ended in conformity with generally accepted accounting principles.

                                              /s/ KPMG Peat Marwick LLP

Richmond, Virginia
February 13, 1998

                        REPORT OF INDEPENDENT AUDITORS

Policyholders
Life of Virginia Separate Account II and Board of Directors
The Life Insurance Company of Virginia

     We have audited the accompanying statements of operations and changes in net assets for the year ended December 31, 1995 for the Life of Virginia Series Fund, Inc. Common Stock Index, Government Securities, Money Market and Total Return portfolios, the Oppenheimer Variable Account Funds portfolios, the Variable Insurance Products Fund portfolios, the Variable Insurance Products Fund II Asset Manager portfolio, the Advisers Management Trust portfolios, the Janus Aspen Aggressive Growth, Growth and Worldwide Growth portfolios, and for the period from August 25, 1995 (date of inception) to December 31, 1995 for the Life of Virginia Series Fund, Inc. International Equity portfolio, for the period from October 5, 1995 (date of inception) to December 31, 1995 for the Life of Virginia Series Fund, Inc. Real Estate Securities portfolio, for the period from February 7, 1995 (date of inception) to December 31, 1995 for the Variable Insurance Products Fund II Contrafund portfolio, for the period from October 31, 1995 (date of inception) to December 31, 1995 for the Insurance Management Series Corporate Bond portfolio, for the period from March 22, 1995 (date of inception) to December 31, 1995 for the Insurance Management Series Utility portfolio, for the period from November 14, 1995 (date of inception) to December 31, 1995 for the Janus Aspen Balanced portfolio, for the period from December 20, 1995 (date of inception) to December 31, 1995 for the Janus Aspen Flexible Income portfolio, for the period from October 11, 1995 (date of inception) to December 31, 1995 for the Alger American Small Cap portfolio, and for the period from October 23, 1995 (date of inception) to December 31, 1995 for the Alger American Growth portfolio. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the results of operations and changes in their assets for the periods described in the first paragraph of each of the respective portfolios constituting Life of Virginia Separate Account II, in conformity with generally accepted accounting principles.


                                    ERNST & YOUNG LLP

Richmond, Virginia
February 8, 1996

LIFE OF VIRGINIA SEPARATE ACCOUNT II

Statements of Assets and Liabilities



December 31, 1997

----------------------------------------------------------------------------------------------------------------------------------

                                                          GE Investments Funds, Inc. (formerly Life of Virginia Series Fund, Inc.)
                                                                           -------------------------------------------------------
                                                                                S&P 500           Money          Total
                                                                                  Index          Market         Return
Assets                                                                             Fund            Fund           Fund
----------------------------------------------------------------------------------------------------------------------------------
Investment in GE Investments Funds, Inc., at fair value (note 2):
     S&P 500 Index Fund (177,190 shares; cost - $3,199,555)              $    3,407,368               -              -
     Money Market Fund (2,394,566 shares; cost - $2,394,047)                          -       2,394,566              -
     Total Return Fund (252,424 shares; cost - $3,888,937)                            -               -      3,334,515
     International Equity Fund (7,074 shares; cost - $81,487)                         -               -              -
     Real Estate Securities Fund   (13,085 shares; cost - $200,184)                   -               -              -
     Global Income Fund   (938 shares; cost - $9,564)                                 -               -              -
     Value Equity Fund   (1,032 shares; cost - $13,530)                               -               -              -
     Income Fund (31,553 shares; cost - $381,579)                                     -               -              -
Receivable from affiliate                                                         1,802               -        270,286
Receivable for units sold                                                            99          22,746             87
----------------------------------------------------------------------------------------------------------------------------------

Total assets                                                             $    3,409,269       2,417,312      3,604,888
----------------------------------------------------------------------------------------------------------------------------------

Liabilities
----------------------------------------------------------------------------------------------------------------------------------

Accrued expenses payable to affiliate (note 3)                                    1,280         155,396          1,220
Payable for units withdrawn                                                           -               -              -
----------------------------------------------------------------------------------------------------------------------------------

Total liabilities                                                                 1,280         155,396          1,220
----------------------------------------------------------------------------------------------------------------------------------

Net assets attributable to variable life policyholders                   $    3,407,989       2,261,916      3,603,668
----------------------------------------------------------------------------------------------------------------------------------

Outstanding units                                                                82,478         139,024        117,921
----------------------------------------------------------------------------------------------------------------------------------

Net asset value per unit                                                 $        41.32           16.27          30.56
----------------------------------------------------------------------------------------------------------------------------------



December 31, 1997

-----------------------------------------------------------------------------------------------------------------------------------

                                                           GE Investments Funds, Inc. (formerly Life of Virginia Series Fund, Inc.)
                                                                         ----------------------------------------------------------
                                                                          International    Real Estate         Global
                                                                                Equity      Securities         Income
Assets                                                                            Fund            Fund           Fund
----------------------------------------------------------------------------------------------------------------------------------
Investment in GE Investments Funds, Inc., at fair value (note 2):
     S&P 500 Index Fund (177,190 shares; cost - $3,199,555)                          -               -              -
     Money Market Fund (2,394,566 shares; cost - $2,394,047)                         -               -              -
     Total Return Fund (252,424 shares; cost - $3,888,937)                           -               -              -
     International Equity Fund (7,074 shares; cost - $81,487)                   75,551               -              -
     Real Estate Securities Fund   (13,085 shares; cost - $200,184)                  -         199,931              -
     Global Income Fund   (938 shares; cost - $9,564)                                -               -          9,235
     Value Equity Fund   (1,032 shares; cost - $13,530)                              -               -              -
     Income Fund (31,553 shares; cost - $381,579)                                    -               -              -
Receivable from affiliate                                                            -             497              -
Receivable for units sold                                                            -              50              -
----------------------------------------------------------------------------------------------------------------------------------

Total assets                                                                    75,551         200,478          9,235
----------------------------------------------------------------------------------------------------------------------------------

Liabilities
----------------------------------------------------------------------------------------------------------------------------------

Accrued expenses payable to affiliate (note 3)                                      47              69             12
Payable for units withdrawn                                                          -               -              -
----------------------------------------------------------------------------------------------------------------------------------

Total liabilities                                                                   47              69             12
----------------------------------------------------------------------------------------------------------------------------------

Net assets attributable to variable life policyholders                          75,504         200,409          9,223
----------------------------------------------------------------------------------------------------------------------------------

Outstanding units                                                                5,950          10,723            896
----------------------------------------------------------------------------------------------------------------------------------

Net asset value per unit                                                         12.69           18.69          10.29
----------------------------------------------------------------------------------------------------------------------------------




December 31, 1997

----------------------------------------------------------------------------------------------------------------

                                                                   GE Investments Funds, Inc.
                                                           (formerly Life of Virginia Series Fund, Inc.)
                                                           -----------------------------------------------------
                                                                         Value
                                                                        Equity         Income
Assets                                                                    Fund           Fund
----------------------------------------------------------------------------------------------------------------
Investment in GE Investments Funds, Inc., at fair value (note 2):
     S&P 500 Index Fund (177,190 shares; cost - $3,199,555)                  -              -
     Money Market Fund (2,394,566 shares; cost - $2,394,047)                 -              -
     Total Return Fund (252,424 shares; cost - $3,888,937)                   -              -
     International Equity Fund (7,074 shares; cost - $81,487)                -              -
     Real Estate Securities Fund   (13,085 shares; cost - $200,184)          -              -
     Global Income Fund   (938 shares; cost - $9,564)                        -              -
     Value Equity Fund   (1,032 shares; cost - $13,530)                 13,531              -
     Income Fund (31,553 shares; cost - $381,579)                            -        382,102
Receivable from affiliate                                                   35              -
Receivable for units sold                                                    -            672
----------------------------------------------------------------------------------------------------------------

Total assets                                                            13,566        382,774
----------------------------------------------------------------------------------------------------------------

Liabilities
----------------------------------------------------------------------------------------------------------------

Accrued expenses payable to affiliate (note 3)                               5          4,723
Payable for units withdrawn                                                  2              -
----------------------------------------------------------------------------------------------------------------

Total liabilities                                                            7          4,723
----------------------------------------------------------------------------------------------------------------

Net assets attributable to variable life policyholders                  13,559        378,051
----------------------------------------------------------------------------------------------------------------

Outstanding units                                                        1,028         37,767
----------------------------------------------------------------------------------------------------------------

Net asset value per unit                                                 13.19          10.01
----------------------------------------------------------------------------------------------------------------




LIFE OF VIRGINIA SEPARATE ACCOUNT II

Statements of Assets and Liabilities, Continued



------------------------------------------------------------------------------------------------------------------------------

                                                                                      Oppenheimer Variable Account Funds
                                                                             --------------------------------------------------
                                                                                                    Capital
                                                                                       Bond    Appreciation          Growth
Assets                                                                                 Fund            Fund            Fund
-------------------------------------------------------------------------------------------------------------------------------
Investment in Oppenheimer Variable Account Funds, at fair value (note 2):
     Bond Fund (24,675 shares; cost - $285,798)                              $      293,873               -               -
     Capital Appreciation Fund  (75,642 shares; cost - $2,781,093)                        -       3,098,278               -
     Growth Fund (70,077 shares; cost - $1,792,473)                                       -               -       2,273,298
     High Income Fund (143,091 shares; cost - $1,583,597)                                 -               -               -
     Multiple Strategies Fund (38,927 shares; cost - $579,533)                            -               -               -
Receivable from affiliate                                                                 -               -           2,610
Receivable for units sold                                                                 -           2,461           2,878
-------------------------------------------------------------------------------------------------------------------------------

Total assets                                                                 $      293,873       3,100,739       2,278,786
-------------------------------------------------------------------------------------------------------------------------------

Liabilities
-------------------------------------------------------------------------------------------------------------------------------

Accrued expenses payable to affiliate (note 3)                                        1,450           1,663             873
Payable for units withdrawn                                                              10               -               -
-------------------------------------------------------------------------------------------------------------------------------

Total liabilities                                                                     1,460           1,663             873
-------------------------------------------------------------------------------------------------------------------------------

Net assets attributable to variable life policyholders                       $      292,413       3,099,076       2,277,913
-------------------------------------------------------------------------------------------------------------------------------

Outstanding units                                                                    13,037          76,126          54,030
-------------------------------------------------------------------------------------------------------------------------------

Net asset value per unit                                                     $        22.43           40.71           42.16
------------------------------------------------------------------------------------------------------------------------------









-----------------------------------------------------------------------------------------------------------------
                                                                         Oppenheimer Variable Account Funds

                                                                   ----------------------------------------------


                                                                               High              Multiple
                                                                             Income             Strategies
Assets                                                                         Fund                Fund
----------------------------------------------------------------------------------------------------------------


Investment in Oppenheimer Variable Account Funds, at fair value (note 2):
     Bond Fund (24,675 shares; cost - $285,798)                                   -                     -
     Capital Appreciation Fund  (75,642 shares; cost - $2,781,093)                -                     -
     Growth Fund (70,077 shares; cost - $1,792,473)                               -                     -
     High Income Fund (143,091 shares; cost - $1,583,597)                 1,648,403                     -
     Multiple Strategies Fund (38,927 shares; cost - $579,533)                    -               662,141
Receivable from affiliate                                                     2,974                 4,474
Receivable for units sold                                                         -                   105
----------------------------------------------------------------------------------------------------------------

Total assets                                                               1,651,377              666,720
---------------------------------------------------------------------------------------------------------------

Liabilities
---------------------------------------------------------------------------------------------------------------

Accrued expenses payable to affiliate (note 3)                                  626                  254
Payable for units withdrawn                                                       -                    -
---------------------------------------------------------------------------------------------------------------

Total liabilities                                                                626                 254
---------------------------------------------------------------------------------------------------------------

Net assets attributable to variable life policyholders                     1,650,751             666,466
---------------------------------------------------------------------------------------------------------------

Outstanding units                                                             48,043              22,561
---------------------------------------------------------------------------------------------------------------

Net asset value per unit                                                       34.36               29.54
---------------------------------------------------------------------------------------------------------------








LIFE OF VIRGINIA SEPARATE ACCOUNT II

Statements of Assets and Liabilities, Continued



------------------------------------------------------------------------------------------------------------------------

                                                                                Variable Insurance Products Fund
                                                                        ------------------------------------------------
                                                                             Equity-
                                                                              Income          Growth       Overseas
Assets                                                                     Portfolio       Portfolio      Portfolio
------------------------------------------------------------------------------------------------------------------------
Investment in Variable Insurance Products Fund, at fair value (note 2):
     Equity-Income Portfolio (220,390 shares; cost - $4,396,274)     $     5,351,063               -              -
     Growth Portfolio (133,529 shares; cost - $4,006,008)                          -       4,953,922              -
     Overseas Portfolio (90,312 shares; cost - $1,566,587)                         -               -      1,733,985
Receivable from affiliate                                                     45,062           8,654          4,438
Receivable for units sold                                                      3,537           1,075          1,424
-----------------------------------------------------------------------------------------------------------------------

Total assets                                                         $     5,399,662       4,963,651      1,739,847
-----------------------------------------------------------------------------------------------------------------------

Liabilities
-----------------------------------------------------------------------------------------------------------------------

Accrued expenses payable to affiliate (note 3)                                 2,070           1,904            667
Payable for units withdrawn                                                        -               -              -
-----------------------------------------------------------------------------------------------------------------------

Total liabilities                                                              2,070           1,904            667
-----------------------------------------------------------------------------------------------------------------------

Net assets attributable to variable life policyholders               $     5,397,592       4,961,747      1,739,180
-----------------------------------------------------------------------------------------------------------------------

Outstanding units                                                            134,168         115,551         72,315
-----------------------------------------------------------------------------------------------------------------------

Net asset value per unit                                             $         40.23           42.94          24.05
-----------------------------------------------------------------------------------------------------------------------











LIFE OF VIRGINIA SEPARATE ACCOUNT II

Statements of Assets and Liabilities, Continued



-----------------------------------------------------------------------------------------------------------------------------------

                                                                                  Variable Insurance        Variable Insurance
                                                                                   Products Fund II          Products Fund III
                                                                            -------------------------   ---------------------------
                                                                                Asset                     Growth &          Growth
                                                                              Manager     Contrafund        Income   Opportunities
Assets                                                                      Portfolio      Portfolio     Portfolio       Portfolio
-----------------------------------------------------------------------------------------------------   ---------------------------
Investment in Variable Insurance Products Fund II, at fair value (note 2):
     Asset Manager Portfolio (231,056 shares; cost - $3,570,825)           $4,161,312              -             -            -
     Contrafund Portfolio (99,615 shares; cost - $1,718,112)                        -      1,986,321             -            -
Investment in Variable Insurance Product Fund III, at fair value (note 2):
     Growth & Income Portfolio (3,792 shares; cost - $48,622)                       -              -        47,520            -
     Growth Opportunities Portfolio (3,671 shares; cost - $67,316)                  -              -             -       70,749
Receivable from affiliate                                                       9,326         24,966             -          859
Receivable for units sold                                                         371          2,807             -            -
--------------------------------------------------------------------------------------------------------------------------------

Total assets                                                               $4,171,009      2,014,094        47,520       71,608
--------------------------------------------------------------------------------------------------------------------------------

Liabilities
--------------------------------------------------------------------------------------------------------------------------------

Accrued expenses payable to affiliate (note 3)                                  1,604            771            73           28
Payable for units withdrawn                                                         -              -            88            3
--------------------------------------------------------------------------------------------------------------------------------

Total liabilities                                                               1,604            771           161           31
--------------------------------------------------------------------------------------------------------------------------------

Net assets attributable to variable life policyholders                     $4,169,405      2,013,323        47,359       71,577
--------------------------------------------------------------------------------------------------------------------------------

Outstanding units                                                             163,699         97,028         3,813        5,805
--------------------------------------------------------------------------------------------------------------------------------

Net asset value per unit                                                   $    25.47          20.75         12.42        12.33
--------------------------------------------------------------------------------------------------------------------------------



LIFE OF VIRGINIA SEPARATE ACCOUNT II

Statements of Assets and Liabilities, Continued



-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                      Federated Investors
                                                                                                      Insurance Series
                                                                                        -------------------------------------------

                                                                                           American             High
                                                                                            Leaders      Income Bond       Utility
Assets                                                                                      Fund II          Fund II       Fund II
-----------------------------------------------------------------------------------------------------------------------------------
Investments in Federated Investors Insurance Series, at fair value (note 2):
   American Leaders Fund II (2,354 shares; cost - $43,154)                           $       46,208                -             -
   High Income Bond Fund II (8,592 shares; cost - $87,736)                                        -           94,083             -
   Utility Fund II (11,466 shares; cost - $133,879)                                               -                -       163,847
Investment in Alger American, at fair value (note 2):
   Small Cap Portfolio (17,963 shares; cost - $812,937)                                           -                -             -
   Growth Portfolio (20,074 shares; cost - $760,160)                                              -                -             -
Investment in PBHG Insurance Series Fund, at fair value (note 2):
   PBHG Large Cap Growth Portfolio (2,210 shares; cost - $26,028)                                 -                -             -
   PBHG Growth Portfolio (1,829 shares; cost - $19,804)                                           -                -             -
Receivable from affiliate                                                                        47              768             -
Receivable for units sold                                                                         -                -             -
-----------------------------------------------------------------------------------------------------------------------------------

Total assets                                                                         $       46,255           94,851       163,847
-----------------------------------------------------------------------------------------------------------------------------------

Liabilities
-----------------------------------------------------------------------------------------------------------------------------------

Accrued expenses payable to affiliate (note 3)                                                   18               37           568
Payable for units withdrawn                                                                       8                8             3
-----------------------------------------------------------------------------------------------------------------------------------

Total liabilities                                                                                26               45           571
-----------------------------------------------------------------------------------------------------------------------------------

Net assets attributable to variable life policyholders                               $       46,229           94,806       163,276
-----------------------------------------------------------------------------------------------------------------------------------

Outstanding units                                                                             3,169            6,188         9,543
-----------------------------------------------------------------------------------------------------------------------------------

Net asset value per unit                                                             $        14.59            15.32         17.11
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                 PBHG Insurance
                                                                                      Alger American              Series Fund
                                                                               --------------------------  ------------------------
                                                                                                                PBHG
                                                                                     Small                 Large Cap          PBHG
                                                                                       Cap        Growth      Growth     Growth II
Assets                                                                           Portfolio     Portfolio   Portfolio     Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
Investments in Federated Investors Insurance Series, at fair value (note 2):
   American Leaders Fund II (2,354 shares; cost - $43,154)                               -             -           -             -
   High Income Bond Fund II (8,592 shares; cost - $87,736)                               -             -           -             -
   Utility Fund II (11,466 shares; cost - $133,879)                                      -             -           -             -
Investment in Alger American, at fair value (note 2):
   Small Cap Portfolio (17,963 shares; cost - $812,937)                            785,901             -           -             -
   Growth Portfolio (20,074 shares; cost - $760,160)                                     -       858,363           -             -
Investment in PBHG Insurance Series Fund, at fair value (note 2):
   PBHG Large Cap Growth Portfolio (2,210 shares; cost - $26,028)                        -             -      26,120             -
   PBHG Growth Portfolio (1,829 shares; cost - $19,804)                                  -             -           -        19,662
Receivable from affiliate                                                           34,258         7,119         400             -
Receivable for units sold                                                                -             -           -         1,471
-----------------------------------------------------------------------------------------------------------------------------------

Total assets                                                                       820,159       865,482      26,520        21,133
-----------------------------------------------------------------------------------------------------------------------------------

Liabilities
-----------------------------------------------------------------------------------------------------------------------------------

Accrued expenses payable to affiliate (note 3)                                         314           333          10            33
Payable for units withdrawn                                                            150            37           2             -
-----------------------------------------------------------------------------------------------------------------------------------

Total liabilities                                                                      464           370          12            33
-----------------------------------------------------------------------------------------------------------------------------------

Net assets attributable to variable life policyholders                             819,695       865,112      26,508        21,100
-----------------------------------------------------------------------------------------------------------------------------------

Outstanding units                                                                   76,251        63,799       2,254         1,972
-----------------------------------------------------------------------------------------------------------------------------------

Net asset value per unit                                                             10.75         13.56       11.76         10.70
-----------------------------------------------------------------------------------------------------------------------------------








LIFE OF VIRGINIA SEPARATE ACCOUNT II

Statements of Assets and Liabilities, Continued



---------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Janus Aspen Series
                                                                                      -------------------------------------------

                                                                                      Aggressive                      Worldwide
                                                                                          Growth           Growth        Growth
Assets                                                                                 Portfolio        Portfolio     Portfolio
---------------------------------------------------------------------------------------------------------------------------------
Investment in Janus Aspen Series, at fair value (note 2):
      Aggressive Growth Portfolio (95,370 shares; cost - $1,908,924)              $    1,959,861                -             -
      Growth Portfolio (105,234 shares; cost - $1,689,937)                                     -        1,944,717             -
      Worldwide Growth Portfolio (131,053 shares; cost - $2,692,376)                           -                -     3,065,339
      Balanced Portfolio (36,099 shares; cost - $572,600)                                      -                -             -
      Flexible Income Portfolio (5,976 shares; cost - $70,239)                                 -                -             -
      International Growth Portfolio (17,080 shares; cost - $298,567)                          -                -             -
      Capital Appreciation Portfolio (683 shares; cost - $7,921)                               -                -             -
Receivable from affiliate                                                                 65,297           16,839        16,400
Receivable for units sold                                                                    812              193             -
---------------------------------------------------------------------------------------------------------------------------------

Total assets                                                                      $    2,025,970        1,961,749     3,081,739
---------------------------------------------------------------------------------------------------------------------------------

Liabilities
---------------------------------------------------------------------------------------------------------------------------------

Accrued expenses payable to affiliate (note 3)                                               778              751         1,178
Payable for units withdrawn                                                                    -                -         1,742
---------------------------------------------------------------------------------------------------------------------------------

Total liabilities                                                                            778              751         2,920
---------------------------------------------------------------------------------------------------------------------------------

Net assets attributable to variable life policyholders                            $    2,025,192        1,960,998     3,078,819
---------------------------------------------------------------------------------------------------------------------------------

Outstanding units                                                                        116,793          108,163       161,110
---------------------------------------------------------------------------------------------------------------------------------

Net asset value per unit                                                          $        17.34            18.13         19.11
---------------------------------------------------------------------------------------------------------------------------------
See accompanying notes to financial statements



---------------------------------------------------------------------------------------------------------------------------------
                                                                                          Janus Aspen Series
                                                                         --------------------------------------------------------
                                                                                                                         --------
                                                                                           Flexible   International      Capital
                                                                             Balanced        Income         Growth   Appreciation
Assets                                                                      Portfolio     Portfolio      Portfolio     Portfolio
---------------------------------------------------------------------------------------------------------------------------------
Investment in Janus Aspen Series, at fair value (note 2):
      Aggressive Growth Portfolio (95,370 shares; cost - $1,908,924)                -             -              -             -
      Growth Portfolio (105,234 shares; cost - $1,689,937)                          -             -              -             -
      Worldwide Growth Portfolio (131,053 shares; cost - $2,692,376)                -             -              -             -
      Balanced Portfolio (36,099 shares; cost - $572,600)                     630,652             -              -             -
      Flexible Income Portfolio (5,976 shares; cost - $70,239)                      -        70,394              -             -
      International Growth Portfolio (17,080 shares; cost - $298,567)               -             -        315,644             -
      Capital Appreciation Portfolio (683 shares; cost - $7,921)                    -             -              -          8618
Receivable from affiliate                                                       1,353           278          1,155             5
Receivable for units sold                                                         295             -          4,131             -
---------------------------------------------------------------------------------------------------------------------------------

Total assets                                                                  632,300        70,672        320,930         8,623
---------------------------------------------------------------------------------------------------------------------------------

Liabilities
---------------------------------------------------------------------------------------------------------------------------------

Accrued expenses payable to affiliate (note 3)                                    236            22            122             3
Payable for units withdrawn                                                         -             -              -             -
---------------------------------------------------------------------------------------------------------------------------------

Total liabilities                                                                 236            22            122             3
---------------------------------------------------------------------------------------------------------------------------------

Net assets attributable to variable life policyholders                        632,064        70,650        320,808         8,620
---------------------------------------------------------------------------------------------------------------------------------

Outstanding units                                                              42,477         5,589         23,264           684
---------------------------------------------------------------------------------------------------------------------------------

Net asset value per unit                                                        14.88         12.64          13.79         12.60
---------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

LIFE OF VIRGINIA SEPARATE ACCOUNT II

Statements of Operations



--------------------------------------------------------------------------------------------------------------------------

                                                 GE Investments Funds, Inc. (formerly Life of Virginia Series Fund, Inc.)
                                                  ------------------------------------------------------------------------
                                                                 S&P 500                             Government
                                                                  Index                              Securities
                                                                   Fund                                 Fund
                                                  ---------------------------------- ------------------------------------
                                                           Year ended December 31,              Year ended December 31,
                                                         1997       1996       1995           1997       1996       1995
--------------------------------------------------------------------------------------------------------------------------
Investment income:
     Income - Dividends                         $      88,899    751,436     20,611              -     31,170     18,835
     Expenses - Mortality and expense
        risk charges (note 3)                          17,405      9,854      5,975          2,085      2,175      1,930
--------------------------------------------------------------------------------------------------------------------------

Net investment income                                  71,494    741,582     14,636         (2,085)    28,995     16,905
--------------------------------------------------------------------------------------------------------------------------

Net  realized and unrealized gain (loss) on investments:
        Net realized gain (loss)                       18,179     65,600     33,666          1,254        289      2,130
        Unrealized appreciation
            (depreciation) on investments             504,771   (498,697)   203,288         18,064    (28,379)    23,073
--------------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain (loss)
     on investments                                   522,950   (433,097)   236,954         19,318    (28,090)    25,203
--------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets
     from operations                            $     594,444    308,485    251,590         17,233        905     42,108
--------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------

                                                GE Investments Funds, Inc. (formerly Life of Virginia Series Fund, Inc.)
                                            ------------------------------------------------------------------------------

                                                           Money Market                         Total Return
                                                               Fund                                 Fund
                                            ----------------------------------- ------------------------------------------
                                                      Year ended December 31,               Year ended December 31,
                                                    1997       1996       1995         1997           1996           1995
--------------------------------------------------------------------------------------------------------------------------
Investment income:
     Income - Dividends                          107,705     97,157     64,373       456,798        846,101       210,985
     Expenses - Mortality and expense
        risk charges (note 3)                     13,717     15,476     12,610        24,218         20,200         9,371
--------------------------------------------------------------------------------------------------------------------------

Net investment income                             93,988     81,681     51,763       432,580        825,901       201,614
--------------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain (loss) on
     investments:
        Net realized gain (loss)                 298,840   (325,593)    68,408       (54,073)        68,427        17,126
        Unrealized appreciation
            (depreciation) on investments       (300,439)   345,223    (25,977)      123,159       (708,053)       18,487
--------------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain (loss)
     on investments                               (1,599)    19,630     42,431        69,086       (639,626)       35,613
--------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets
     from operations                              92,389    101,311     94,194       501,666        186,275       237,227
--------------------------------------------------------------------------------------------------------------------------


LIFE OF VIRGINIA SEPARATE ACCOUNT II



----------------------------------------------------------------------------------------------------------------------------------

                                              GE Investments Funds, Inc. (formerly Life of Virginia Series Fund, Inc.) (continued)
                                                    ------------------------------------------------------------------------------

                                                                 International                                Real Estate
                                                                  Equity Fund                                Securities Fund
                                                    ------------------------------------------ -----------------------------------
                                                                                  Period from
                                                                                   August 25,
                                                    Year ended      Year ended        1995 to    Year ended      Year ended
                                                  December 31,    December 31,   December 31,  December 31,    December 31,
                                                         1997             1996           1995          1997            1996
----------------------------------------------------------------------------------------------------------------------------------
Investment income:
     Income - Dividends                           $    8,566           1,884            176        20,680          1,678
     Expenses - Mortality and expense risk
        charges (note 3)                                 399             152             11           814             57
----------------------------------------------------------------------------------------------------------------------------------

Net investment income                                  8,167           1,732            165        19,866          1,621
----------------------------------------------------------------------------------------------------------------------------------

Net realized and unrealized (loss) gain on

      investments:
        Net realized gain                                654             510              4         2,800            381
        Unrealized appreciation (depreciation)
            on investments                            (5,290)           (839)           193        (2,725)         2,468
----------------------------------------------------------------------------------------------------------------------------------

Net realized and unrealized (loss) gain on
      investments                                     (4,636)           (329)           197            75          2,849
----------------------------------------------------------------------------------------------------------------------------------

Increase in net assets from operations            $    3,531           1,403            362        19,941          4,470
---------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------

                                                                        GE Investments Funds, Inc.
                                                        (formerly Life of Virginia Series Fund, Inc.) (continued)
                                                       -------------------------------------------------------------
                                                                            Global         Value
                                                       Real Estate          Income        Equity          Income
                                                      Securities Fund        Fund          Fund            Fund
                                                     -----------------  -------------- -------------- --------------
                                                       Period from       Period from    Period from     Period from
                                                         October 5,          June 18,       June 17,    December 12,
                                                           1995 to           1997 to        1997 to         1997 to
                                                       December 31,      December 31,   December 31,    December 31,
                                                              1995              1997           1997            1997
---------------------------------------------------------------------------------------------------------------------
Investment income:
     Income - Dividends                                         22               461            115             992
     Expenses - Mortality and expense risk
        charges (note 3)                                         -                30             17             116
--------------------------------------------------------------------------------------------------------------------

Net investment income                                           22               431             98             876
--------------------------------------------------------------------------------------------------------------------

Net realized and unrealized (loss) gain on investments:
        Net realized gain                                        -                35             (9)           (838)
        Unrealized appreciation (depreciation)
            on investments                                       4              (329)             1             523
---------------------------------------------------------------------------------------------------------------------

Net realized and unrealized (loss) gain on
      investments                                                4              (294)            (8)           (315)
---------------------------------------------------------------------------------------------------------------------

Increase in net assets from operations                          26               137             90             561
---------------------------------------------------------------------------------------------------------------------

LIFE OF VIRGINIA SEPARATE ACCOUNT II



-----------------------------------------------------------------------------------------------------------------------------------
                                                                       Oppenheimer Variable Account Funds
                                               ------------------------------------------------------------------------------------

                                                                 Money                                        Bond
                                                                  Fund                                        Fund
                                               --------------------------------------- --------------------------------------------
                                                          Year ended December 31,                     Year ended December 31,
                                                    1997         1996            1995           1997          1996            1995
-----------------------------------------------------------------------------------------------------------------------------------
Investment income:
     Income - Dividends                      $        27          224             662         17,586        16,705           8,365
     Expenses - Mortality and expense
        risk charges (note 3)                          4           31              82          1,872         1,790             844
-----------------------------------------------------------------------------------------------------------------------------------

Net investment income (expense)                       23          193             580         15,714        14,915           7,521
-----------------------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain (loss) on investments:
        Net realized gain (loss)                       -            -               -            276           128             407
        Unrealized appreciation
            (depreciation) on investments              -            -               -          5,965        (3,916)          9,889
-----------------------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain (loss)
      on investments                                   -            -               -          6,241        (3,788)         10,296
-----------------------------------------------------------------------------------------------------------------------------------


Increase (decrease) in net assets
      from operations                        $        23          193             580         21,955        11,127          17,817
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                                          Oppenheimer Variable Account Funds
                                             --------------------------------------------------------------------------------------
                                                                  Capital
                                                                Appreciation                                 Growth
                                                                    Fund                                      Fund
                                             ------------------------------------------- ------------------------------------------
                                                           Year ended December 31,                   Year ended December 31,
                                                     1997           1996           1995         1997           1996           1995
-----------------------------------------------------------------------------------------------------------------------------------
Investment income:
     Income - Dividends                           119,431         99,449          5,317       94,465         72,782         10,459
     Expenses - Mortality and expense
        risk charges (note 3)                      19,370         13,659         10,098       13,535          7,950          3,854
-----------------------------------------------------------------------------------------------------------------------------------

Net investment income (expense)                   100,061         85,790         (4,781)      80,930         64,832          6,605
-----------------------------------------------------------------------------------------------------------------------------------

Net  realized and unrealized gain (loss) on investments:
        Net realized gain (loss)                  264,595        128,677         57,411      112,639         59,611         22,586
        Unrealized appreciation
            (depreciation) on investments         (89,502)       103,509        281,347      226,521        113,315        125,878
-----------------------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain (loss)
      on investments                              175,093        232,186        338,758      339,160        172,926        148,464
-----------------------------------------------------------------------------------------------------------------------------------


Increase (decrease) in net assets
      from operations                             275,154        317,976        333,977      420,090        237,758        155,069
-----------------------------------------------------------------------------------------------------------------------------------


LIFE OF VIRGINIA SEPARATE ACCOUNT II


Statements of Operations, Continued



---------------------------------------------------------------------------------------------------------------------------

                                                                             Oppenheimer Variable Account Funds (continued)
                                                                                  ------------------------------------------
                                                                                                High
                                                                                               Income
                                                                                                Fund
                                                                                 -------------------------------------------
                                                                                              Year ended December 31,
                                                                                      1997           1996          1995
----------------------------------------------------------------------------------------------------------------------------
Investment income:
     Income - Dividends                                                    $       105,625         78,385        47,571
     Expenses - Mortality and expense risk charges (note 3)                          8,770          5,650         3,622
----------------------------------------------------------------------------------------------------------------------------

Net investment income (expense)                                                     96,855         72,735        43,949
----------------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain (loss) on investments:
     Net realized gain (loss)                                                       11,476          8,045         1,112
     Unrealized appreciation (depreciation) on investments                          28,520         28,139        30,017
----------------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain (loss) on investments                              39,996         36,184        31,129
----------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets from operations                          $       136,851        108,919        75,078
----------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------

                                                                          Oppenheimer Variable Account Funds (continued)
                                                                          --------------------------------------------------
                                                                                              Multiple
                                                                                             Strategies
                                                                                                Fund
                                                                          --------------------------------------------------
                                                                                         Year ended December 31,
                                                                                 1997          1996           1995
----------------------------------------------------------------------------------------------------------------------------
Investment income:
     Income - Dividends                                                        45,313        33,554         35,104
     Expenses - Mortality and expense risk charges (note 3)                     4,459         3,353          3,322
----------------------------------------------------------------------------------------------------------------------------

Net investment income (expense)                                                40,854        30,201         31,782
----------------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain (loss) on investments:
     Net realized gain (loss)                                                  26,553        22,006          5,112
     Unrealized appreciation (depreciation) on investments                     27,703        14,047         48,453
----------------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain (loss) on investments                         54,256        36,053         53,565
----------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets from operations                              95,110        66,254         85,347
----------------------------------------------------------------------------------------------------------------------------


LIFE OF VIRGINIA SEPARATE ACCOUNT II



-----------------------------------------------------------------------------------------------------------------------------------

                                                                            Variable Insurance Products Fund
                                                  ---------------------------------------------------------------------------------
                                                                                                             High
                                                                Money Market                                Income
                                                                 Portfolio                                 Portfolio
                                                  --------------------------------------- ------------------------------------------
                                                            Year ended December 31,                   Year ended December 31,
                                                       1997         1996            1995          1997         1996            1995
------------------------------------------------------------------------------------------------------------------------------------
Investment income:
     Income - Dividends                         $    31,897       17,813          34,581        16,812       24,435          12,908
     Expenses - Mortality and expense
        risk charges (note 3)                         1,948        2,449           4,231         1,461        1,779           1,682
------------------------------------------------------------------------------------------------------------------------------------

Net investment income (expense)                      29,949       15,364          30,350        15,351       22,656          11,226
------------------------------------------------------------------------------------------------------------------------------------

Net   realized and unrealized gain (loss) on investments:
        Net realized gain (loss)                          -            -               -        41,295        7,114           4,603
        Unrealized appreciation
            (depreciation) on investments                 -            -               -       (23,320)       1,632          25,411
------------------------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain (loss)
     on investments                                       -            -               -        17,975        8,746          30,014
------------------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets
     from operations                            $    29,949       15,364          30,350        33,326       31,402          41,240
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------

                                                                        Variable Insurance Products Fund
                                            --------------------------------------------------------------------------------------
                                                             Equity-
                                                              Income                                     Growth
                                                            Portfolio                                   Portfolio
                                            ------------------------------------------- -------------------------------------------
                                                             Year ended December 31,                    Year ended December 31,
                                                    1997           1996           1995          1997           1996           1995
-----------------------------------------------------------------------------------------------------------------------------------
Investment income:
     Income - Dividends                          339,803         85,939         72,375       135,480        213,091          9,023
     Expenses - Mortality and expense
        risk charges (note 3)                     30,384         17,180          8,801        30,276         25,014         16,541
-----------------------------------------------------------------------------------------------------------------------------------

Net investment income (expense)                  309,419         68,759         63,574       105,204        188,077         (7,518)
-----------------------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain (loss) on investments:
        Net realized gain (loss)                 125,398         98,124         44,633       193,439        342,839        237,960
        Unrealized appreciation
            (depreciation) on investments        539,549        149,934        255,114       566,792       (104,224)       415,406
-----------------------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain (loss)
     on investments                              664,947        248,058        299,747       760,231        238,615        653,366
-----------------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets
     from operations                             974,366        316,817        363,321       865,435        426,692        645,848
-----------------------------------------------------------------------------------------------------------------------------------


LIFE OF VIRGINIA SEPARATE ACCOUNT II


-----------------------------------------------------------------------------------------------------------------------------------

                                                              Variable Insurance
                                                          Products Fund (continued)         Variable Insurance Products Fund II
                                                  -------------------------------------- -------------------------------------------
                                                                                                            Asset
                                                               Overseas                                    Manager
                                                              Portfolio                                   Portfolio
                                                  -------------------------------------- -------------------------------------------



                                                               Year ended December 31,                  Year ended December 31,
                                                       1997         1996            1995        1997          1996            1995
-----------------------------------------------------------------------------------------------------------------------------------
Investment income:
     Income - Dividends                         $   155,793       36,638           6,739     417,972       183,395          38,074
     Expenses - Mortality and expense
         risk charges (note 3)                       12,638       11,528           8,185      26,984        19,647          16,293
-----------------------------------------------------------------------------------------------------------------------------------

Net investment income (expense)                     143,155       25,110          (1,446)    390,988       163,748          21,781
-----------------------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain (loss) on investments:
        Net realized gain (loss)                     95,087       39,291           6,569      68,861       105,006          25,753
        Unrealized appreciation
            (depreciation) on investments           (45,710)     126,664         107,430     222,652        98,064         313,566
-----------------------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain (loss)
      on investments                                 49,377      165,955         113,999     291,513       203,070         339,319
-----------------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets
      from operations                           $   192,532      191,065         112,553     682,501       366,818         361,100
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

                                                                                                 Variable Insurance
                                              Variable Insurance Products Fund II                 Products Fund III
                                            ------------------------------------------- ------------------------------
                                                                                              Growth &         Growth
                                                            Contrafund                          Income  Opportunities
                                                            Portfolio                        Portfolio      Portfolio
                                            ------------------------------------------- ------------------------------
                                                                           Period from     Period from    Period from
                                                                           February 7,         May 30,        May 30,
                                              Year ended     Year ended        1995 to         1997 to        1997 to
                                            December 31,   December 31,   December 31,    December 31,   December 31,
                                                    1997           1996           1995            1997           1997
--------------------------------------------------------------------------------------- ------------------------------
Investment income:
     Income - Dividends                           33,739          2,964          3,470               -              -
     Expenses - Mortality and expense
         risk charges (note 3)                    11,153          4,608            700              45            148
----------------------------------------------------------------------------------------------------------------------

Net investment income (expense)                   22,586         (1,644)         2,770             (45)          (148)
----------------------------------------------------------------------------------------------------------------------

Net  realized and unrealized gain (loss) on investments:
        Net realized gain (loss)                 198,947         14,028          2,651           1,642            472
        Unrealized appreciation
            (depreciation) on investments        135,687        119,895         12,626          (1,102)         3,433
----------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain (loss)
      on investments                             334,634        133,923         15,277             540          3,905
----------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets
      from operations                            357,220        132,279         18,047             495          3,757
---------------------------------------------------------------------------------------------------------------------













LIFE OF VIRGINIA SEPARATE ACCOUNT II

Statements of Operations, Continued



-----------------------------------------------------------------------------------------------------------------------------------

                                                                  Neuberger & Berman Advisers Management Trust
                                              -------------------------------------------------------------------------------------
                                                             Balanced                                      Bond
                                                             Portfolio                                   Portfolio
                                              ---------------------------------------- --------------------------------------------
                                                        Year ended December 31,                     Year ended December 31,
                                                    1997         1996            1995           1997          1996            1995
-----------------------------------------------------------------------------------------------------------------------------------
Investment income:
     Income - Dividends                      $    16,310       41,530           5,568          4,664         7,068           2,839
     Expenses - Mortality and expense
         risk charges (note 3)                     1,723        1,799           1,863            462           581             491
-----------------------------------------------------------------------------------------------------------------------------------

Net investment income (expense)                   14,587       39,731           3,705          4,202         6,487           2,348
-----------------------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain (loss) on investments:
        Net realized gain (loss)                  36,568        4,564           5,430           (162)           38             450
        Unrealized appreciation
            (depreciation) on investments        (14,898)     (28,989)         43,147            (48)       (3,678)          3,567
-----------------------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain (loss)
     on investments                               21,670      (24,425)         48,577           (210)       (3,640)          4,017
-----------------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets
      from operations                        $    36,257       15,306          52,282          3,992         2,847           6,365
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

                                             Neuberger & Berman Advisers Management Trust
                                             ---------------------------------------------
                                                                 Growth
                                                                Portfolio
                                             ---------------------------------------------
                                                              Year ended December 31,
                                                     1997           1996           1995
------------------------------------------------------------------------------------------
Investment income:
     Income - Dividends                            11,458         13,580          4,462
     Expenses - Mortality and expense
         risk charges (note 3)                        982          1,005          1,076
------------------------------------------------------------------------------------------

Net investment income (expense)                    10,476         12,575          3,386
------------------------------------------------------------------------------------------

Net realized and unrealized gain (loss) on investments:
        Net realized gain (loss)                   37,624          4,264          6,665
        Unrealized appreciation
            (depreciation) on investments         (18,849)        (6,024)        29,994
------------------------------------------------------------------------------------------

Net realized and unrealized gain (loss)
     on investments                                18,775         (1,760)        36,659
------------------------------------------------------------------------------------------

Increase (decrease) in net assets
      from operations                              29,251         10,815         40,045
------------------------------------------------------------------------------------------

LIFE OF VIRGINIA SEPARATE ACCOUNT II


                                                                                Federated Investors
                                                                                  Insurance Series
---------------------------------------------------------------------------------------------------------------------------------
                                                                                          High
                                                       American                          Income
                                                       Leaders                            Bond                      Utility
                                                       Fund II                           Fund II                    Fund II
---------------------------------------------------------------------------------------------------------------------------------
                                                            Period from                                               Period from
                                                             August 14,                                               October 31,
                                              Year ended 1996 to Year ended Year
                                             ended 1995 to Year ended December
                                             31, December 31, December 31,
                                             December 31, December 31, December
                                             31,
                                                     1997          1996           1997           1996        1995        1997
------------------------------------------------------------------------------------------------------------------------------
Investment income:
   Income - Dividends                         $       148             9          3,619          1,592           7       4,929
   Expenses - Mortality and expense
      risk charges (note 3)                           113             2            656            127           1         860
------------------------------------------------------------------------------------------------------------------------------

Net investment income (expense)                        35             7          2,963          1,465           6       4,069
------------------------------------------------------------------------------------------------------------------------------


Net realized and unrealized gain (loss) on investments:
      Net realized gain (loss)                        598             4            836             51           -       1,782
      Unrealized appreciation
         (depreciation) on investments              3,025            29          5,274          1,038          35      25,287


Net realized and unrealized gain (loss)
     on investments                                 3,623            33          6,110          1,089          35      27,069
------------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets
     from operations                          $     3,658            40          9,073          2,554          41      31,138
------------------------------------------------------------------------------------------------------------------------------





----------------------------------------------------------------------------



                                                Utility Fund II
----------------------------------------------------------------------------
                                                         Period from
                                                            March 22,
                                                          Year ended
                                           Year ended         1995 to
                                          December 31,    December 31,
                                                  1996           1995
----------------------------------------------------------------------------
Investment income:
   Income - Dividends                            2,283            862
   Expenses - Mortality and expense
      risk charges (note 3)                        364            132
----------------------------------------------------------------------------

Net investment income (expense)                  1,919            730
----------------------------------------------------------------------------


Net realized and unrealized gain (loss) on investments:
      Net realized gain (loss)                   2,332            167
      Unrealized appreciation
         (depreciation) on investments             700          3,982


Net realized and unrealized gain (loss)
     on investments                              3,032          4,149
----------------------------------------------------------------------------

Increase (decrease) in net assets
     from operations                             4,951          4,879
----------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

                                                                               Alger American
---------------------------------------------------------------------------------------------------------------------------------

                                      Small
                                                                    Cap                                                 Growth
                                                                 Portfolio                                            Portfolio
                                              -----------------------------------------------------------------------------------
                                                                                Period from
                                                                                 October 11,
                                                 Year ended      Year ended          1995 to         Year ended       Year ended
                                               December 31,    December 31,     December 31,       December 31,     December 31,
                                                    1997            1996             1995               1997             1996
---------------------------------------------------------------------------------------------------------------------------------
Investment income:
    Income - Dividends                          $    23,157             502                -             10,016            3,815
    Expenses - Mortality and expense
       risk charges (note 3)                          5,518           1,659               24              7,350            2,350
---------------------------------------------------------------------------------------------------------------------------------


 Net investment income (expense)                     17,639          (1,157)             (24)             2,666            1,465
---------------------------------------------------------------------------------------------------------------------------------


 Net realized and unrealized gain (loss) on investments:
         Net realized gain (loss)                   109,665           4,156              (52)           103,893            1,107
         Unrealized appreciation
             (depreciation) on investments          (21,855)         (4,745)            (436)           100,012           (1,956)
---------------------------------------------------------------------------------------------------------------------------------


  Net realized and unrealized gain (loss)
      on investments                                 87,810            (589)            (488)           203,905             (849)
---------------------------------------------------------------------------------------------------------------------------------


  Increase (decrease) in net assets
      from operations                           $   105,449          (1,746)            (512)           206,571              616
---------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
                                                               PBHG Insurance
                                                                Series Fund
------------------------------------------------------------------------------------------------
                                                                           PBHG
                                                                      Large Cap          PBHG
                                                                         Growth     Growth II
                                                                      Portfolio     Portfolio
                                              --------------------------------------------------
                                                  Period from       Period from   Period from
                                                  October 23,           May 30,       May 30,
                                                      1995 to           1997 to       1997 to
                                                 December 31,      December 31,  December 31,
                                                         1995              1997          1997
------------------------------------------------------------------------------------------------
 Investment income:
     Income - Dividends                                     -                   -             -
     Expenses - Mortality and expense
        risk charges (note 3)                              12                  63            43
------------------------------------------------------------------------------------------------


  Net investment income (expense)                         (12)                (63)          (43)
------------------------------------------------------------------------------------------------


  Net realized and unrealized gain (loss) on investments:
          Net realized gain (loss)                          7                  584           34
          Unrealized appreciation
              (depreciation) on investments               147                   92         (142)
------------------------------------------------------------------------------------------------


   Net realized and unrealized gain (loss)
       on investments                                     154                  676         (108)
------------------------------------------------------------------------------------------------


   Increase (decrease) in net assets
       from operations                                    142                  613         (151)
------------------------------------------------------------------------------------------------


                                                                         Janus Aspen Series
                                             --------------------------------------------------------------------------
                                                   Aggressive Growth Portfolio                 Growth Portfolio
                                             ---------------------------------------   --------------------------------
                                                     Year ended December 31,               Year ended December 31,
                                                 1997           1996         1995         1997        1996       1995
                                             ------------   -----------   ----------   ---------   ---------   --------
Investment income:
 Income -- Dividends .....................    $      --         9,052        7,589       47,255      21,456      7,206
 Expenses -- Mortality and expense risk
   charges (note 3) ......................       10,376         6,061        3,092       11,319       5,068      1,335
                                              ---------         -----        -----       ------      ------      -----
Net investment income (expense) ..........      (10,376)        2,991        4,497       35,936      16,388      5,871
                                              ---------         -----        -----       ------      ------      -----
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss) ................      202,593        49,684       24,104       94,811      21,606      8,766
 Unrealized appreciation (depreciation) on
   investments ...........................      (21,456)       (6,584)      74,041      155,268      67,602     33,088
                                              ---------        ------       ------      -------      ------     ------
Net realized and unrealized gain (loss) on
 investments .............................      181,137        43,100       98,145      250,079      89,208     41,854
                                              ---------        ------       ------      -------      ------     ------
Increase (decrease) in net assets from
 operations ..............................    $ 170,761        46,091      102,642      286,015     105,596     47,725
                                              =========        ======      =======      =======     =======     ======

                      LIFE OF VIRGINIA SEPARATE ACCOUNT II


                      STATEMENTS OF CHANGES IN NET ASSETS



                                                                Janus Aspen Series (continued)
                                          ---------------------------------------------------------------------------
                                            Worldwide Growth Portfolio                Balanced Portfolio
                                          ------------------------------- -------------------------------------------
                                                                                                         Period from
                                                                                                         November 14,
                                                                            Year ended     Year ended      1995 to
                                              Year ended December 31,      December 31,   December 31,   December 31,
                                             1997       1996      1995         1997           1996           1995
                                          ---------- --------- ---------- -------------- -------------- -------------
Investment income:
 Income -- Dividends ....................  $ 35,818    17,129     1,537       12,092          3,497           584
 Expenses -- Mortality and expense
   risk charges (note 3) ................    16,118     6,046     2,178        2,145            931            66
                                           --------    ------     -----       ------          -----           ---
Net investment income (expense) .........    19,700    11,083      (641)       9,947          2,566           518
                                           --------    ------     -----       ------          -----           ---
Net realized and unrealized gain (loss)
 on investments:
 Net realized gain (loss) ...............    89,852   102,324     8,523        8,229          2,098           395
 Unrealized appreciation (depreciation)
   on investments .......................   251,916    66,974    56,274       41,009         14,575         2,467
                                           --------   -------    ------       ------         ------         -----
Net realized and unrealized gain (loss)
 on investments .........................   341,768   169,298    64,797       49,238         16,673         2,862
                                           --------   -------    ------       ------         ------         -----
Increase (decrease) in net assets from
 operations .............................  $361,468   180,381    64,156       59,185         19,239         3,380
                                           ========   =======    ======       ======         ======         =====


                                                                    Janus Aspen Series (continued)
                                       ----------------------------------------------------------------------------------------
                                                                                                                     Capital
                                                                                        International Growth       Appreciation
                                                Flexible Income Portfolio                     Portfolio             Portfolio
                                       -------------------------------------------- ----------------------------- -------------
                                                                       Period from                   Period from   Period from
                                                                      December 20,                     July 9,       May 21,
                                         Year ended     Year ended       1995 to      Year ended       1996 to       1997 to
                                        December 31,   December 31,   December 31,   December 31,   December 31,   December 31,
                                            1997           1996           1995           1997           1996           1997
                                       -------------- -------------- -------------- -------------- -------------- -------------
Investment income:
 Income -- Dividends .................     $3,492           541            1             1,716            136          27
 Expenses -- Mortality and
   expense risk charges (note 3) .....        240            34           --             1,442             40          34
                                           ------           ---           --             -----            ---          --
Net investment income (expense) ......      3,252           507            1               274             96            (7)
                                           ------           ---           --             -----            ---          -----
Net realized and unrealized gain
 (loss) on investments:
 Net realized gain (loss) ............        305            13           --             5,037            152          106
 Unrealized appreciation
   (depreciation) on investments .....         72            83             (1)         16,037          1,040          697
                                           ------           ---           -----         ------          -----          ----
Net realized and unrealized gain
 (loss) on investments ...............        377            96             (1)         21,074          1,192          803
                                           ------           ---           -----         ------          -----          ----
Increase (decrease) in net assets
 from operations .....................     $3,629           603           --            21,348          1,288          796
                                           ======           ===           ====          ======          =====          ====

                See accompanying notes to financial statements.

LIFE OF VIRGINIA SEPARATE ACCOUNT II

Statement of Changes in Net Assets

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                       GE Investments Funds, Inc.
                                                                            (formerly Life of Virginia Series Fund, Inc.)
                                                                 ------------------------------------------------------------------
                                                                             S&P 500                          Government
                                                                              Index                           Securities
                                                                               Fund                              Fund
                                                                 ----------------------------------  ------------------------------
                                                                         Year ended December 31,         Year ended December 31,
                                                                        1997     1996        1995       1997       1996     1995
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets From operations:
    Net investment income                                       $     71,494   741,582      14,636     (2,085)    28,995   16,905
    Net realized gain (loss)                                          18,179    65,600      33,666      1,254        289    2,130
    Unrealized appreciation (depreciation) on investments            504,771  (498,697)    203,288     18,064    (28,379)  23,073
-----------------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets from operations                    594,444   308,485     251,590     17,233        905   42,108
-----------------------------------------------------------------------------------------------------------------------------------

From capital transactions:
    Net premiums                                                     496,133   308,147     205,386     36,517     37,229   37,525
    Loan interest                                                     (2,663)     (455)       (592)       290        878      244
    Transfers (to) from the general account of Life of Virginia:
       Death benefits                                               (146,232)   (1,955)          -          -          -        -
       Surrenders                                                    (28,437)  (15,204)    (35,272)   (15,385)    (3,155)       -
       Loans                                                         (12,720)  (16,280)         33     (4,137)    (2,302)       -
       Cost of insurance and administrative expense (note 3)        (235,713) (158,228)   (112,723)   (23,090)   (23,586) (22,993)
       Transfer gain (loss) and transfer fees                           (793)      109       1,890       (675)       (75)    (368)
    Interfund transfers                                              954,081   289,390      91,482   (322,397)   (18,963)  21,812
-----------------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets from capital transactions        1,023,656   405,524     150,204   (328,877)    (9,974)  36,220
-----------------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets                                  1,618,100   714,009     401,794   (311,644)    (9,069)  78,328

Net assets at beginning of year                                    1,789,889  1,075,880    674,086    311,644    320,713  242,385
-----------------------------------------------------------------------------------------------------------------------------------

Net assets at end of year                                       $  3,407,989  1,789,889  1,075,880          -    311,644  320,713
-----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                      GE Investments Funds, Inc.
                                                                             (formerly Life of Virginia Series Fund, Inc.)
                                                                 -------------------------------------------------------------------
                                                                               Money Market                      Total Return
                                                                                  Fund                               Fund
                                                                  ------------------------------------ -----------------------------
                                                                           Year ended December 31,          Year ended December 31,
                                                                       1997        1996         1995       1997      1996       1995
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets From operations:
    Net investment income                                            93,988      81,681       51,763    432,580   825,901    201,614
    Net realized gain (loss)                                        298,840    (325,593)      68,408    (54,073)   68,427     17,126
    Unrealized appreciation (depreciation) on investments          (300,439)    345,223      (25,977)   123,159  (708,053)    18,487
------------------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets from operations                    92,389     101,311       94,194    501,666   186,275    237,227
------------------------------------------------------------------------------------------------------------------------------------

From capital transactions:
    Net premiums                                                  3,634,434   5,619,954    5,903,130    169,809   143,160   180,914
    Loan interest                                                    (3,118)     (1,840)         (33)      (299)     (178)     (130)
    Transfers (to) from the general account of Life of Virginia:
       Death benefits                                               (15,944)     (1,302)           -     (7,452)  (25,232)         -
       Surrenders                                                   (10,646)     (7,042)     (25,025)   (14,564)  (14,027)  (22,038)
       Loans                                                         (5,231)    (59,410)         215     (3,824)   (6,948)   (6,501)
       Cost of insurance and administrative expense (note 3)       (284,457)   (257,113)    (201,089)  (357,384) (339,757) (173,014)
       Transfer gain (loss) and transfer fees                      (233,325)    (28,760)    (164,726)    39,224   125,446    105,770
    Interfund transfers                                           (3,317,791) (4,363,145) (5,222,614)    (2,809)  124,895  2,309,889
------------------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets from capital transactions        (236,078)    901,342      289,858   (177,299)    7,359  2,394,890
------------------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets                                  (143,689)  1,002,653      384,052    324,367   193,634  2,632,117

Net assets at beginning of year                                   2,405,605   1,402,952    1,018,900  3,279,301 3,085,667    453,550
------------------------------------------------------------------------------------------------------------------------------------

Net assets at end of year                                         2,261,916   2,405,605    1,402,952  3,603,668 3,279,301  3,085,667
------------------------------------------------------------------------------------------------------------------------------------





LIFE OF VIRGINIA SEPARATE ACCOUNT II

Statement of Changes in Net Assets, Continued




------------------------------------------------------------------------------------------------------------------------------------

                                                                                           GE Investments Funds, Inc.
                                                                       (formerly Life of Virginia Series Fund, Inc.) (continued)
                                                                      --------------------------------------------------------------

                                                                                      International                   Real Estate
                                                                                       Equity Fund                  Securities Fund
                                                                          -------------------------------------- -------------------
                                                                                                     Period from
                                                                                                       August 25,
                                                                             Year ended  Year ended      1995 to       Year ended
                                                                           December 31,  December 31, December 31,    December 31,
                                                                              1997           1996         1995                1997
------------------------------------------------------------------------------------------------------------------------------------
Increase in net assets
From operations:
    Net investment income                                              $          8,167        1,732         165           19,866
    Net realized gain                                                               654          510           4            2,800
    Unrealized appreciation (depreciation) on investments                        (5,290)        (839)        193           (2,725)
------------------------------------------------------------------------------------------------------------------------------------

Increase in net assets from operations                                            3,531        1,403         362           19,941

From capital transactions:
    Net premiums                                                                 23,197       18,822       3,961           79,557
    Loan interest                                                                     4            7           -                2
    Transfers (to) from the general account of Life of Virginia:
         Death benefits                                                               -            -           -                -
         Surrenders                                                                (904)      (1,403)          -             (692)
         Loans                                                                     (289)        (229)          -             (874)
         Cost of insurance and administrative expense (note 3)                   (5,480)      (3,119)       (316)         (17,806)
         Transfer gain (loss) and transfer fees                                  (1,837)          86          (5)             300
    Interfund transfers                                                          22,059       10,273       5,381           89,769
------------------------------------------------------------------------------------------------------------------------------------

Increase in net assets from capital transactions                                 36,750       24,437       9,021          150,256
------------------------------------------------------------------------------------------------------------------------------------

Increase in net assets                                                           40,281       25,840       9,383          170,197

Net assets at beginning of period                                                35,223        9,383           -           30,212
------------------------------------------------------------------------------------------------------------------------------------

Net assets at end of period                                            $         75,504       35,223       9,383          200,409
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------

                                                                                  GE Investments Funds, Inc.
                                                                    (formerly Life of Virginia Series Fund, Inc.) (continued)
                                                           --------------------------------------------------------------------
                                                                                          Global        Value
                                                                 Real Estate              Income        Equity        Income
                                                                Securities Fund            Fund          Fund          Fund
                                                             -----------------------    ----------   -----------   ------------
                                                                           Period from  Period from  Period from   Period from
                                                                           October 5,    June 18,      June 17,    December 12,
                                                              Year ended     1995 to      1997 to       1997 to       1997 to
                                                             December 31, December 31, December 31,   December 31, December 31,
                                                                1996          1995          1997          1997        1997
-------------------------------------------------------------------------------------------------------------------------------
Increase in net assets
From operations:
    Net investment income                                      1,621            22           431            98           876
    Net realized gain                                            381             -            35            (9)         (838)
    Unrealized appreciation (depreciation) on investments      2,468             4          (329)            1           523
-------------------------------------------------------------------------------------------------------------------------------

Increase in net assets from operations                         4,470            26           137            90           561

From capital transactions:
    Net premiums                                              15,327           143         1,293         5,797           735
    Loan interest                                                  -             -             -             2            12
    Transfers (to) from the general account of Life of Virginia:
         Death benefits                                            -             -             -             -             -
         Surrenders                                             (347)            -             -             -             -
         Loans                                                     -             -          (243)            -             -
         Cost of insurance and administrative expense
          (note 3)                                            (1,892)          (31)         (373)       (1,002)       (1,655)
         Transfer gain (loss) and transfer fees                  190             2            (9)           35           (30)
    Interfund transfers                                       12,060           264         8,418         8,637       378,428
-------------------------------------------------------------------------------------------------------------------------------

Increase in net assets from capital transactions              25,338           378         9,086        13,469       377,490
-------------------------------------------------------------------------------------------------------------------------------

Increase in net assets                                        29,808           404         9,223        13,559       378,051

Net assets at beginning of period                                404             -             -             -             -
-------------------------------------------------------------------------------------------------------------------------------

Net assets at end of period                                   30,212           404         9,223        13,559       378,051
-------------------------------------------------------------------------------------------------------------------------------

LIFE OF VIRGINIA SEPARATE ACCOUNT II




------------------------------------------------------------------------------------------------------------------------------------

                                                                                 Oppenheimer Variable Account Funds
                                                                  ------------------------------------------------------------------

                                                                           Money                                Bond
                                                                            Fund                                Fund
                                                                  -------------------------------- ---------------------------------
                                                                            Year ended December 31,         Year ended December 31,
                                                                     1997     1996        1995       1997       1996       1995
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets From operations:
    Net investment income (expense)                            $       23      193         580     15,714     14,915      7,521
    Net realized gain (loss)                                            -        -           -        276        128        407
    Unrealized appreciation (depreciation) on investments               -        -           -      5,965     (3,916)     9,889
------------------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets from operations                      23      193         580     21,955     11,127     17,817

From capital transactions:
    Net premiums                                                      111        -       7,628     56,837     41,062     36,446
    Loan interest                                                       -        -           -        (13)        (2)         1
    Transfers (to) from the general account of Life of Virginia:
         Death benefits                                                 -        -           -          -          -          -
         Surrenders                                                     -        -        (954)   (17,569)    (3,478)    (1,208)
         Loans                                                          -        -           -     (2,018)         -       (134)
         Cost of insurance and administrative expense (note 3)       (205)    (997)     (1,976)   (23,294)   (21,145)   (15,526)
         Transfer gain (loss) and transfer fees                        15       (8)        (12)    (1,279)         6        (54)
    Interfund transfers                                              (651) (10,491)     (3,849)   (12,046)    50,864     63,844
------------------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets from capital transactions          (730) (11,496)        837        618     67,307     83,369
------------------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets                                    (707) (11,303)      1,417     22,573     78,434    101,186

Net assets at beginning of year                                       707   12,010      10,593    269,840    191,406     90,220
------------------------------------------------------------------------------------------------------------------------------------

Net assets at end of year                                      $        -      707      12,010    292,413    269,840    191,406
------------------------------------------------------------------------------------------------------------------------------------



                                                                --------------------------------------------------------------------
                                                                                  Oppenheimer Variable Account Funds

                                                                --------------------------------------------------------------------
                                                                              Capital
                                                                           Appreciation                            Growth
                                                                               Fund                                 Fund
                                                                -----------------------------------   ------------------------------
                                                                       Year ended December 31,             Year ended December 31,
                                                                     1997       1996       1995          1997       1996      1995
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets From operations:
    Net investment income (expense)                            $  100,061     85,790     (4,781)       80,930     64,832     6,605
    Net realized gain (loss)                                      264,595    128,677     57,411       112,639     59,611    22,586
    Unrealized appreciation (depreciation) on investments         (89,502)   103,509    281,347       226,521    113,315   125,878
-----------------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets from operations                 275,154    317,976    333,977       420,090    237,758   155,069

From capital transactions:
    Net premiums                                                  794,773    615,934    394,900       460,957    310,615   175,911
    Loan interest                                                     305       (174)      (114)         (541)      (155)       12
    Transfers (to) from the general account of Life of Virginia:
         Death benefits                                              (313)         -     (2,168)            -     (3,934)   (2,519)
         Surrenders                                               (41,954)  (128,744)   (58,441)      (69,141)   (18,216)   (7,126)
         Loans                                                    (38,517)    (8,425)    (9,348)      (12,664)   (21,680)   (5,542)
         Cost of insurance and administrative expense (note 3)   (307,499)  (242,592)  (174,402)     (176,831)  (107,526)  (61,493)
         Transfer gain (loss) and transfer fees                    13,531      6,908     (5,711)       (4,635)    (1,119)    2,839
    Interfund transfers                                            61,532    270,794    151,112       180,805    266,465   216,857
-----------------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets from capital transactions       481,858    513,701    295,828       377,950    424,450   318,939
-----------------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets                                 757,012    831,677    629,805       798,040    662,208   474,008

Net assets at beginning of year                                 2,342,064  1,510,387    880,582     1,479,873    817,665   343,657
-----------------------------------------------------------------------------------------------------------------------------------

Net assets at end of year                                      $3,099,076  2,342,064  1,510,387     2,277,913  1,479,873   817,665
-----------------------------------------------------------------------------------------------------------------------------------


LIFE OF VIRGINIA SEPARATE ACCOUNT II

Statement of Changes in Net Assets, Continued



-----------------------------------------------------------------------------------------------------------------------------------

                                                                             Oppenheimer Variable Account Funds (continued)
                                                                  -----------------------------------------------------------------
                                                                                   High                                Multiple
                                                                                  Income                              Strategies
                                                                                   Fund                                  Fund
                                                                  ------------------------------------ ----------------------------
                                                                         Year ended December 31,           Year ended December 31,
                                                                        1997      1996       1995       1997       1996       1995
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets From operations:
    Net investment income                                      $      96,855    72,735     43,949     40,854     30,201     31,782
    Net realized gain (loss)                                          11,476     8,045      1,112     26,553     22,006      5,112
    Unrealized appreciation (depreciation) on investments             28,520    28,139     30,017     27,703     14,047     48,453
-----------------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets from operations                    136,851   108,919     75,078     95,110     66,254     85,347
-----------------------------------------------------------------------------------------------------------------------------------

From capital transactions:
    Net premiums                                                     359,877   311,435    225,228    132,071    122,291    183,632
    Loan interest                                                        (10)       16        179       (129)       (18)       (48)
    Transfers (to) from the general account of Life of Virginia:
         Death benefits                                                    -   (18,532)      (386)         -    (17,498)         -
         Surrenders                                                  (19,540)   (7,723)   (26,138)   (51,445)  (183,972)   (11,026)
         Loans                                                       (25,149) (133,614)    (3,839)    (4,961)      (729)      (617)
         Cost of insurance and administrative expense (note 3)      (162,386)      559   (106,764)   (65,223)   (50,034)   (67,361)
         Transfer gain (loss) and transfer fees                          944   111,802        692        (84)     6,336       (572)
    Interfund transfers                                              367,417         -    132,318    (13,534)    87,158     52,156
-----------------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets from capital transactions          521,153   263,943    221,290     (3,305)   (36,466)   156,164
-----------------------------------------------------------------------------------------------------------------------------------

Increase in net assets                                               658,004   372,862    296,368     91,805     29,788    241,511

Net assets at beginning of year                                      992,747   619,885    323,517    574,661    544,873    303,362
-----------------------------------------------------------------------------------------------------------------------------------

Net assets at end of year                                      $   1,650,751   992,747    619,885    666,466    574,661    544,873
-----------------------------------------------------------------------------------------------------------------------------------

LIFE OF VIRGINIA SEPARATE ACCOUNT II



------------------------------------------------------------------------------------------------------------------------------------

                                                                                 Variable Insurance Products Fund
                                                                 -------------------------------------------------------------------
                                                                                                                      High
                                                                             Money Market                            Income
                                                                              Portfolio                             Portfolio
                                                                 ------------------------------------- -----------------------------
                                                                        Year ended December 31,           Year ended December 31,
                                                                     1997       1996        1995       1997       1996       1995
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets From operations:
    Net investment income (expense)                            $   29,949     15,364      30,350     15,351     22,656     11,226
    Net realized gain (loss)                                            -          -           -     41,295      7,114      4,603
    Unrealized appreciation (depreciation) on investments               -          -           -    (23,320)     1,632     25,411
------------------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets from operations                  29,949     15,364      30,350     33,326     31,402     41,240
------------------------------------------------------------------------------------------------------------------------------------

From capital transactions:
    Net premiums                                                        -      1,850      96,485        208          -     91,883
    Loan interest                                                     (34)       (14)        102        (41)       (22)       245
    Transfers (to) from the general account of Life of Virginia:
         Death benefits                                                 -          -           -          -          -       (393)
         Surrenders                                                    (2)   (19,871)     (2,975)    (2,471)   (36,177)    (6,219)
         Loans                                                     (1,093)    (1,250)          -     (1,664)    (2,449)         -
         Cost of insurance and administrative expense
            (note 3)                                              (18,137)   (30,816)    (65,636)   (16,918)   (30,421)   (49,478)
         Transfer gain (loss) and transfer fees                   (15,912)    (5,041)       (991)     1,294       (553)       373
    Interfund transfers                                          (310,424)   (89,691)   (162,335)  (226,946)   (34,288)    36,951
------------------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets from capital transactions      (345,602)  (144,833)   (135,350)  (246,538)  (103,910)    73,362
------------------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets                                (315,653)  (129,469)   (105,000)  (213,212)   (72,508)   114,602

Net assets at beginning of year                                   315,653    445,122     550,122    213,212    285,720    171,118
------------------------------------------------------------------------------------------------------------------------------------

Net assets at end of year                                      $        -    315,653     445,122          -    213,212    285,720
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

                                                                                      Variable Insurance Products Fund
                                                                  ------------------------------------------------------------------
                                                                                Equity-
                                                                                 Income                          Growth
                                                                                Portfolio                       Portfolio
                                                                  --------------------------------- --------------------------------
                                                                          Year ended December 31,         Year ended December 31,
                                                                       1997       1996        1995       1997      1996      1995
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets From operations:
    Net investment income (expense)                            $    309,419     68,759      63,574    105,204    188,077     (7,518)
    Net realized gain (loss)                                        125,398     98,124      44,633    193,439    342,839    237,960
    Unrealized appreciation (depreciation) on investments           539,549    149,934     255,114    566,792   (104,224)   415,406
------------------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets from operations                   974,366    316,817     363,321    865,435    426,692    645,848
------------------------------------------------------------------------------------------------------------------------------------

From capital transactions:
    Net premiums                                                  1,111,418    923,240     487,170  1,063,353    928,744    621,255
    Loan interest                                                       623        (54)         34       (786)      (476)    (2,442)
    Transfers (to) from the general account of Life of Virginia:
         Death benefits                                                (276)   (22,109)          -    (12,511)   (24,929)    (2,486)
         Surrenders                                                 (74,706)  (120,408)    (19,474)  (119,903)  (179,684)   (78,450)
         Loans                                                      (43,806)   (12,984)     (4,694)  (102,452)   (72,457)     5,101
         Cost of insurance and administrative expense
            (note 3)                                               (475,456)  (336,646)   (199,167)  (468,850)  (419,528)  (324,187)
         Transfer gain (loss) and transfer fees                      21,702     18,395       3,592       (321)    34,069    (20,621)
    Interfund transfers                                             662,909    643,935     410,782    127,136    (78,376)   590,049
------------------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets from capital transactions        1,202,408  1,093,369    678,243    485,666    187,363    788,219
------------------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets                                  2,176,774  1,410,186  1,041,564  1,351,101    614,055  1,434,067

Net assets at beginning of year                                    3,220,818  1,810,632    769,068  3,610,646  2,996,591  1,562,524
------------------------------------------------------------------------------------------------------------------------------------

Net assets at end of year                                      $   5,397,592  3,220,818  1,810,632  4,961,747  3,610,646  2,996,591
------------------------------------------------------------------------------------------------------------------------------------

LIFE OF VIRGINIA SEPARATE ACCOUNT II


------------------------------------------------------------------------------------------------------------------------------------

                                                                                                      Variable Insurance
                                                                                                  Products Fund (continued)
                                                                                   -------------------------------------------------

                                                                                                         Overseas
                                                                                                         Portfolio
                                                                                   ------------------------------------------------



                                                                                               Year ended December 31,
                                                                                          1997                1996          1995
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets From operations:
     Net investment income (expense)                                             $         143,155             25,110       (1,446)
     Net realized gain (loss)                                                               95,087             39,291        6,569
     Unrealized appreciation (depreciation) on investments                                 (45,710)           126,664      107,430
------------------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets from operations                                          192,532            191,065      112,553
------------------------------------------------------------------------------------------------------------------------------------

From capital transactions:
     Net premiums                                                                          366,213            455,202      445,508
     Loan interest                                                                            (656)               (10)         (29)
     Transfers (to) from the general account of Life of Virginia:
              Death benefits                                                                  (264)            (3,636)           -
              Surrenders                                                                   (78,977)           (76,054)     (19,836)
              Loans                                                                        (29,580)           (29,577)      (7,544)
              Cost of insurance and administrative expense
                   (note 3)                                                               (181,619)          (199,651)    (190,510)
              Transfer gain (loss) and transfer fees                                         2,923              5,668      (13,025)
     Interfund transfers                                                                  (292,022)            (2,943)     233,172
------------------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets from capital transactions                               (213,982)           148,999      447,736
------------------------------------------------------------------------------------------------------------------------------------

Increase in net assets                                                                     (21,450)           340,064      560,289

Net assets at beginning of period                                                        1,760,630          1,420,566      860,277
------------------------------------------------------------------------------------------------------------------------------------

Net assets at end of period                                                      $       1,739,180          1,760,630    1,420,566
------------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------


                                                                               Variable Insurance Products Fund II
                                                                     --------------------------------------------------------
                                                                                             Asset
                                                                                            Manager
                                                                                           Portfolio
                                                                     -------------------------------------------------------



                                                                                    Year ended December 31,
                                                                              1997               1996             1995
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets From operations:
     Net investment income (expense)                                          390,988            163,748             21,781
     Net realized gain (loss)                                                  68,861            105,006             25,753
     Unrealized appreciation (depreciation) on investments                    222,652             98,064            313,566
-----------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets from operations                             682,501            366,818            361,100
-----------------------------------------------------------------------------------------------------------------------------

From capital transactions:
     Net premiums                                                             644,004            695,446            756,041
     Loan interest                                                               (381)               (44)               209
     Transfers (to) from the general account of Life of Virginia:
              Death benefits                                                        -            (22,120)            (1,919)
              Surrenders                                                     (122,367)          (107,389)           (51,751)
              Loans                                                           (29,206)                70            (20,572)
              Cost of insurance and administrative expense
                   (note 3)                                                  (329,030)          (341,676)          (352,049)
              Transfer gain (loss) and transfer fees                           12,971                (36)            (3,037)
     Interfund transfers                                                      430,161           (462,667)           294,547
-----------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets from capital transactions                   606,152           (238,416)           621,469
-----------------------------------------------------------------------------------------------------------------------------

Increase in net assets                                                      1,288,653            128,402            982,569

Net assets at beginning of period                                           2,880,752          2,752,350          1,769,781
-----------------------------------------------------------------------------------------------------------------------------

Net assets at end of period                                                 4,169,405          2,880,752          2,752,350
-----------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------


                                                                      Variable Insurance Products Fund II (continued)
                                                                  -------------------------------------------------------

                                                                                      Contrafund
                                                                                       Portfolio
                                                                  ------------------------------------------------------
                                                                                                             Period from
                                                                                                             February 7,
                                                                          Year ended         Year ended          1995 to
                                                                        December 31,       December 31,     December 31,
                                                                                1997               1996             1995
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets From operations:
     Net investment income (expense)                                        22,586            (1,644)             2,770
     Net realized gain (loss)                                              198,947            14,028              2,651
     Unrealized appreciation (depreciation) on investments                 135,687           119,895             12,626
-------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets from operations                          357,220           132,279             18,047
-------------------------------------------------------------------------------------------------------------------------

From capital transactions:
     Net premiums                                                          617,546           331,802            104,232
     Loan interest                                                            (140)              107                  4
     Transfers (to) from the general account of Life of Virginia:
              Death benefits                                                (5,439)                -                  -
              Surrenders                                                   (90,538)           (8,625)                 -
              Loans                                                        (13,250)           (4,921)              (396)
              Cost of insurance and administrative expense
                   (note 3)                                               (207,378)          (91,674)           (18,015)
              Transfer gain (loss) and transfer fees                        17,537             1,153              3,247
     Interfund transfers                                                   292,298           398,084            180,143
-------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets from capital transactions                610,636           625,926            269,215
-------------------------------------------------------------------------------------------------------------------------

Increase in net assets                                                     967,856           758,205            287,262

Net assets at beginning of period                                        1,045,467           287,262                  -
-------------------------------------------------------------------------------------------------------------------------

Net assets at end of period                                              2,013,323         1,045,467            287,262
-------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------

                                                                                 Variable Insurance
                                                                                   Products Fund III
                                                                  -----------------------------------
                                                                          Growth &            Growth
                                                                            Income     Opportunities
                                                                         Portfolio         Portfolio
                                                                  -----------------------------------
                                                                       Period from        Period from
                                                                            May 30,           May 30,
                                                                            1997 to           1997 to
                                                                       December 31,      December 31,
                                                                               1997              1997
-----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets From operations:
     Net investment income (expense)                                           (45)             (148)
     Net realized gain (loss)                                                1,642               472
     Unrealized appreciation (depreciation) on investments                  (1,102)            3,433
-----------------------------------------------------------------------------------------------------

Increase (decrease) in net assets from operations                              495             3,757
-----------------------------------------------------------------------------------------------------

From capital transactions:
     Net premiums                                                            5,448             6,899
     Loan interest                                                               -                 -
     Transfers (to) from the general account of Life of Virginia:
              Death benefits                                                     -                 -
              Surrenders                                                         -                 -
              Loans                                                              -                 -
              Cost of insurance and administrative expense
                   (note 3)                                                 (1,504)           (1,447)
              Transfer gain (loss) and transfer fees                         1,159               860
     Interfund transfers                                                    41,761            61,508
-----------------------------------------------------------------------------------------------------

Increase (decrease) in net assets from capital transactions                 46,864            67,820
-----------------------------------------------------------------------------------------------------

Increase in net assets                                                      47,359            71,577

Net assets at beginning of period                                                -                 -
-----------------------------------------------------------------------------------------------------

Net assets at end of period                                                 47,359            71,577
-----------------------------------------------------------------------------------------------------

LIFE OF VIRGINIA SEPARATE ACCOUNT II

-----------------------------------------------------------------------------------------------------------------------------

                                                                               Neuberger & Berman Advisers Management Trust
                                                                       ------------------------------------------------------
                                                                                             Balanced
                                                                                             Portfolio
                                                                       -----------------------------------------------------
                                                                                           Year ended December 31,
                                                                                  1997               1996              1995
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets From operations:
     Net investment income (expense)                                 $          14,587             39,731             3,705
     Net realized gain (loss)                                                   36,568              4,564             5,430
     Unrealized appreciation (depreciation) on investments                     (14,898)           (28,989)           43,147
-----------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets from operations                               36,257             15,306            52,282
-----------------------------------------------------------------------------------------------------------------------------

From capital transactions:
     Net premiums                                                                  321                  -            52,871
     Loan interest                                                                 (32)                (7)                6
     Transfers (to) from the general account of Life of Virginia:
              Death benefits                                                         -            (16,809)           (1,989)
              Surrenders                                                       (12,775)            (3,543)           (3,754)
              Loans                                                             (1,513)                 -              (305)
              Cost of insurance and administrative expense
                   (note 3)                                                    (11,724)           (16,515)          (24,013)
              Transfer gain (loss) and transfer fees                              (153)              (143)                7
     Interfund transfers                                                      (254,395)           (26,358)            5,186
-----------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets from capital transactions                   (280,271)           (63,375)           28,009
-----------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets                                             (244,014)           (48,069)           80,291

Net assets at beginning of year                                                244,014            292,083           211,792
-----------------------------------------------------------------------------------------------------------------------------

Net assets at end of year                                            $               -            244,014           292,083
-----------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------

                                                                     Neuberger & Berman Advisers Management Trust (continued)
                                                                     --------------------------------------------------------
                                                                                             Bond
                                                                                           Portfolio
                                                                     --------------------------------------------------------
                                                                                            Year ended December 31,
                                                                                 1997               1996               1995
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets From operations:
     Net investment income (expense)                                            4,202              6,487              2,348
     Net realized gain (loss)                                                    (162)                38                450
     Unrealized appreciation (depreciation) on investments                        (48)            (3,678)             3,567
-----------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets from operations                               3,992              2,847              6,365
-----------------------------------------------------------------------------------------------------------------------------

From capital transactions:
     Net premiums                                                                   -                  -             37,211
     Loan interest                                                                  -                  -                  -
     Transfers (to) from the general account of Life of Virginia:
              Death benefits                                                        -                  -                  -
              Surrenders                                                          (61)                 -             (3,175)
              Loans                                                                 -                  -                  -
              Cost of insurance and administrative expense
                   (note 3)                                                    (1,655)            (3,975)            (6,373)
              Transfer gain (loss) and transfer fees                           (1,438)               (55)              (170)
     Interfund transfers                                                      (80,382)           (11,128)             5,181
-----------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets from capital transactions                   (83,536)           (15,158)            32,674
-----------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets                                             (79,544)           (12,311)            39,039

Net assets at beginning of year                                                79,544             91,855             52,816
-----------------------------------------------------------------------------------------------------------------------------

Net assets at end of year                                                           -             79,544             91,855
-----------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------

                                                                          Neuberger & Berman Advisers Management Trust (continued)
                                                                          --------------------------------------------------------
                                                                                                   Growth
                                                                                                 Portfolio
                                                                            ------------------------------------------------------
                                                                                                 Year ended December 31,
                                                                                        1997              1996               1995
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets From operations:
     Net investment income (expense)                                                  10,476            12,575              3,386
     Net realized gain (loss)                                                         37,624             4,264              6,665
     Unrealized appreciation (depreciation) on investments                           (18,849)           (6,024)            29,994
----------------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets from operations                                     29,251            10,815             40,045
----------------------------------------------------------------------------------------------------------------------------------

From capital transactions:
     Net premiums                                                                        578                30             43,607
     Loan interest                                                                      (111)             (118)                 2
     Transfers (to) from the general account of Life of Virginia:
              Death benefits                                                               -                 -                  -
              Surrenders                                                              (3,450)                -             (9,384)
              Loans                                                                   (1,168)           (4,361)            (1,132)
              Cost of insurance and administrative expense
                   (note 3)                                                           (6,896)           (8,829)           (13,364)
              Transfer gain (loss) and transfer fees                                   2,241               273               (357)
     Interfund transfers                                                            (154,994)          (24,783)            (2,815)
----------------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets from capital transactions                         (163,800)          (37,788)            16,557
----------------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets                                                   (134,549)          (26,973)            56,602

Net assets at beginning of year                                                      134,549           161,522            104,920
----------------------------------------------------------------------------------------------------------------------------------

Net assets at end of year                                                                  -           134,549            161,522
----------------------------------------------------------------------------------------------------------------------------------


LIFE OF VIRGINIA SEPARATE ACCOUNT II


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                   Federated Investors
                                                                                    Insurance Series
                                                                          ---------------------------------

                                                                                             American
                                                                                              Leaders
                                                                                              Fund II
                                                                         ----------------------------------
                                                                                                Period from
                                                                                                 August 14,
                                                                                Year ended          1996 to
                                                                              December 31,     December 31,
                                                                                    1997               1996
--------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets From operations:
     Net investment income (expense)                                  $               35                 7
     Net realized gain (loss)                                                        598                 4
     Unrealized appreciation (depreciation) on investments                         3,025                29
--------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets from operations                                  3,658                40
--------------------------------------------------------------------------------------------------------------

From capital transactions:
     Net premiums                                                                 26,104               941
     Loan interest                                                                     -                 -
     Transfers (to) from the general account of Life of Virginia:
          Surrenders                                                                   -                 -
          Loans                                                                        -                 -
          Cost of insurance (note 3)                                              (3,533)             (101)
          Transfer gain (loss) and transfer fees                                      46                (1)
     Interfund transfers                                                          17,684             1,391
--------------------------------------------------------------------------------------------------------------

Increase in net assets from capital transactions                                  40,301             2,230
--------------------------------------------------------------------------------------------------------------

Increase in net assets                                                            43,959             2,270

Net assets at beginning of period                                                  2,270                 -
--------------------------------------------------------------------------------------------------------------

Net assets at end of period                                           $           46,229             2,270
--------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------------------------------
                                                                                Federated Investors
                                                                                Insurance Series
                                                                    -----------------------------------------------------
                                                                                          High
                                                                                         Income
                                                                                          Bond
                                                                                         Fund II
                                                                    -----------------------------------------------------
                                                                                                             Period from
                                                                                                             October 31,
                                                                         Year ended         Year ended              1995
                                                                       December 31,       December 31,       December 31
                                                                              1997               1996               1995
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets From operations:
     Net investment income (expense)                                         2,963              1,465                  6
     Net realized gain (loss)                                                  836                 51                  0
     Unrealized appreciation (depreciation) on investments                   5,274              1,038                 35
-------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets from operations                            9,073              2,554                 41
-------------------------------------------------------------------------------------------------------------------------

From capital transactions:
     Net premiums                                                           41,464             18,547                  8
     Loan interest                                                               -                  -                  -
     Transfers (to) from the general account of Life of Virginia:
          Surrenders                                                             -                  -                  -
          Loans                                                             (3,068)                 -                  -
          Cost of insurance (note 3)                                        (9,342)            (3,746)               (74)
          Transfer gain (loss) and transfer fees                               332                362                 62
     Interfund transfers                                                    20,749              9,630              8,214
-------------------------------------------------------------------------------------------------------------------------

Increase in net assets from capital transactions                            50,135             24,793              8,210
-------------------------------------------------------------------------------------------------------------------------

Increase in net assets                                                      59,208             27,347              8,251

Net assets at beginning of period                                           35,598              8,251                  -
-------------------------------------------------------------------------------------------------------------------------

Net assets at end of period                                                 94,806             35,598              8,251
-------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------
                                                                                Federated Investors
                                                                                Insurance Series
                                                                 -------------------------------------------------------


                                                                                        Utility
                                                                                        Fund II
                                                                  ------------------------------------------------------
                                                                                                            Period from
                                                                                                              March 22,
                                                                         Year ended         Year ended          1995 to
                                                                       December 31,       December 31,      December 31,
                                                                              1997              1996               1995
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets From operations:
     Net investment income (expense)                                         4,069             1,919                730
     Net realized gain (loss)                                                1,782             2,332                167
     Unrealized appreciation (depreciation) on investments                  25,287               700              3,982
------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets from operations                           31,138             4,951              4,879
------------------------------------------------------------------------------------------------------------------------

From capital transactions:
     Net premiums                                                           43,641            27,264             39,132
     Loan interest                                                               -                 -                  -
     Transfers (to) from the general account of Life of Virginia:
          Surrenders                                                             -               (60)                 -
          Loans                                                                  -                 -                  -
          Cost of insurance (note 3)                                       (10,455)           (6,249)            (3,417)
          Transfer gain (loss) and transfer fees                              (196)             (372)                30
     Interfund transfers                                                    11,808               236             20,946
------------------------------------------------------------------------------------------------------------------------

Increase in net assets from capital transactions                            44,798            20,819             56,691
------------------------------------------------------------------------------------------------------------------------

Increase in net assets                                                      75,936            25,770             61,570

Net assets at beginning of period                                           87,340            61,570                  -
------------------------------------------------------------------------------------------------------------------------

Net assets at end of period                                                163,276            87,340             61,570
------------------------------------------------------------------------------------------------------------------------


LIFE OF VIRGINIA SEPARATE ACCOUNT II


---------------------------------------------------------------------------------------------------------------------

                                                                                                 Alger American
                                                                                -------------------------------------

                                                                                                       Small
                                                                                                        Cap
                                                                                                      Portfolio
                                                                                -------------------------------------


                                                                                       Year ended        Year ended
                                                                                     December 31,      December 31,
                                                                                           1997              1996
---------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets From operations:
     Net investment income (expense)                                         $           17,639            (1,157)
     Net realized gain (loss)                                                           109,665             4,156
     Unrealized appreciation (depreciation) on investments                              (21,855)           (4,745)
---------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets from operations                                       105,449            (1,746)
---------------------------------------------------------------------------------------------------------------------

From capital transactions:
     Net premiums                                                                       293,677           151,593
     Loan interest                                                                        1,571            (3,345)
     Transfers (to) from the general account of Life of Virginia:
          Surrenders                                                                     (3,177)           (1,160)
          Loans                                                                          (3,833)          (13,496)
          Cost of insurance (note 3)                                                    (88,074)          (37,209)
          Transfer gain (loss) and transfer fees                                         22,932             9,170
     Interfund transfers                                                                 69,375           281,412
---------------------------------------------------------------------------------------------------------------------

Increase in net assets from capital transactions                                        292,471           386,965
---------------------------------------------------------------------------------------------------------------------

Increase in net assets                                                                  397,920           385,219

Net assets at beginning of period                                                       421,775            36,556
---------------------------------------------------------------------------------------------------------------------

Net assets at end of period                                                  $          819,695           421,775
---------------------------------------------------------------------------------------------------------------------






-----------------------------------------------------------------------------------------------------------------------------------

                                                                                         Alger American
                                                                  -----------------------------------------------------------------

                                                               Small Cap                               Growth
                                                               Portfolio                              Portfolio
                                                             ---------------   ---------------------------------------------------
                                                                Period from                                             Period from
                                                                October 11,                                              October 23,
                                                                   1995 to       Year ended          Year ended             1995 to
                                                              December 31,       December 31,        December 31,      December 31,
                                                                     1995               1997               1996               1995
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets From operations:
     Net investment income (expense)                                 (24)             2,666              1,465                (12)
     Net realized gain (loss)                                        (52)           103,893              1,107                  7
     Unrealized appreciation (depreciation) on investments          (436)           100,012             (1,956)               147
-----------------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets from operations                   (512)           206,571                616                142
-----------------------------------------------------------------------------------------------------------------------------------

From capital transactions:
     Net premiums                                                  4,392            338,476            180,079              2,473
     Loan interest                                                     -                578                 31                  2
     Transfers (to) from the general account of Life of Virginia:
          Surrenders                                                   -            (17,220)            (1,243)                 -
          Loans                                                        -             (5,609)              (956)                 -
          Cost of insurance (note 3)                                (879)          (109,328)           (34,162)              (500)
          Transfer gain (loss) and transfer fees                     208            (92,300)             6,248                170
     Interfund transfers                                          33,347           (862,640)         1,232,717             20,967
-----------------------------------------------------------------------------------------------------------------------------------

Increase in net assets from capital transactions                  37,068           (748,043)         1,382,714             23,112
-----------------------------------------------------------------------------------------------------------------------------------

Increase in net assets                                            36,556           (541,472)         1,383,330             23,254

Net assets at beginning of period                                      -          1,406,584             23,254                  -
-----------------------------------------------------------------------------------------------------------------------------------

Net assets at end of period                                       36,556            865,112          1,406,584             23,254
-----------------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------------------
                                                                              PBHG Insurance
                                                                              Series Fund
                                                                  --------------------------------------
                                                                         Large Cap
                                                                           Growth            Growth II
                                                                         Portfolio           Portfolio
                                                                  --------------------------------------
                                                                        Period from        Period from
                                                                            May 30,            May 30,
                                                                            1997 to            1997 to
                                                                       December 31,       December 31,
                                                                              1997                1997
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets From operations:
     Net investment income (expense)                                           (63)               (43)
     Net realized gain (loss)                                                  584                 34
     Unrealized appreciation (depreciation) on investments                      92               (142)
------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets from operations                              613               (151)
------------------------------------------------------------------------------------------------------

From capital transactions:
     Net premiums                                                            4,425             10,354
     Loan interest                                                               -                  -
     Transfers (to) from the general account of Life of Virginia:
          Surrenders                                                          (181)                 -
          Loans                                                                  -                  -
          Cost of insurance (note 3)                                        (1,384)            (1,598)
          Transfer gain (loss) and transfer fees                               401                (24)
     Interfund transfers                                                    22,634             12,519
------------------------------------------------------------------------------------------------------

Increase in net assets from capital transactions                            25,895             21,251
------------------------------------------------------------------------------------------------------

Increase in net assets                                                      26,508             21,100

Net assets at beginning of period                                                -                  -
------------------------------------------------------------------------------------------------------

Net assets at end of period                                                 26,508             21,100
------------------------------------------------------------------------------------------------------



LIFE OF VIRGINIA SEPARATE ACCOUNT II


----------------------------------------------------------------------------------------------------------------------------------

                                                                                       Janus Aspen Series
                                                                       -----------------------------------------------------------

                                                                                            Aggressive
                                                                                         Growth Portfolio
                                                                       -----------------------------------------------------------

                                                                                             Year ended December 31,
                                                                                  1997                  1996                 1995
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets From operations:
      Net investment income (expense)                               $          (10,376)                2,991                4,497
      Net realized gain (loss)                                                 202,593                49,684               24,104
      Unrealized appreciation (depreciation) on investments                    (21,456)               (6,584)              74,041
----------------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets from operations                              170,761                46,091              102,642
----------------------------------------------------------------------------------------------------------------------------------

From capital transactions:
      Net premiums                                                             525,446               440,252              272,031
      Loan interest                                                             (1,809)                   50                  101
      Transfers (to) from the general account of Life of Virginia:
           Death benefits                                                            -                  (155)                   -
           Surrenders                                                          (39,796)              (55,525)              (6,433)
           Loans                                                                (7,351)               (9,797)                (590)
           Cost of insurance and administrative expense (note 3)              (186,650)             (128,435)             (69,676)
           Transfer gain (loss) and transfer fees                               45,321                 5,450               10,642
      Interfund transfers                                                      436,211               161,707              197,192
----------------------------------------------------------------------------------------------------------------------------------

Increase in net assets from capital transactions                               771,372               413,547              403,267
----------------------------------------------------------------------------------------------------------------------------------

Increase in net assets                                                         942,133               459,638              505,909

Net assets at beginning of period                                            1,083,059               623,421              117,512
----------------------------------------------------------------------------------------------------------------------------------

Net assets at end of period                                         $        2,025,192             1,083,059              623,421
----------------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------

                                                                                    Janus Aspen Series (continued)
                                                                    --------------------------------------------------------------

                                                                                              Growth
                                                                                             Portfolio
                                                                    ------------------------------------------------------------

                                                                                           Year ended December 31,
                                                                                 1997                 1996                 1995
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets From operations:
      Net investment income (expense)                                          35,936               16,388                5,871
      Net realized gain (loss)                                                 94,811               21,606                8,766
      Unrealized appreciation (depreciation) on investments                   155,268               67,602               33,088
----------------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets from operations                             286,015              105,596               47,725
----------------------------------------------------------------------------------------------------------------------------------

From capital transactions:
      Net premiums                                                            531,252              350,437              130,419
      Loan interest                                                               514                   59                    -
      Transfers (to) from the general account of Life of Virginia:
           Death benefits                                                           -                 (151)                   -
           Surrenders                                                         (19,282)             (67,362)                (364)
           Loans                                                              (17,285)              (5,035)                 (28)
           Cost of insurance and administrative expense (note 3)             (173,865)             (88,814)             (39,647)
           Transfer gain (loss) and transfer fees                               8,623                5,548                1,834
      Interfund transfers                                                     231,416              454,994              138,995
----------------------------------------------------------------------------------------------------------------------------------

Increase in net assets from capital transactions                              561,373              649,676              231,209
----------------------------------------------------------------------------------------------------------------------------------

Increase in net assets                                                        847,388              755,272              278,934

Net assets at beginning of period                                           1,113,610              358,338               79,404
----------------------------------------------------------------------------------------------------------------------------------

Net assets at end of period                                                 1,960,998            1,113,610              358,338
----------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------------------------------------------------

                                                                                   Janus Aspen Series (continued)
                                                                   -------------------------------------------------------------
                                                                                              Worldwide
                                                                                              Growth
                                                                                             Portfolio
                                                                    ------------------------------------------------------------

                                                                                           Year ended December 31,
                                                                                 1997                 1996                 1995
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets From operations:
      Net investment income (expense)                                          19,700               11,083                 (641)
      Net realized gain (loss)                                                 89,852              102,324                8,523
      Unrealized appreciation (depreciation) on investments                   251,916               66,974               56,274
--------------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets from operations                             361,468              180,381               64,156
--------------------------------------------------------------------------------------------------------------------------------

From capital transactions:
      Net premiums                                                            822,511              381,650              165,843
      Loan interest                                                               740                  270                    -
      Transfers (to) from the general account of Life of Virginia:
           Death benefits                                                           -                    -                    -
           Surrenders                                                         (35,503)             (40,322)              (6,089)
           Loans                                                              (11,414)             (19,483)                   5
           Cost of insurance and administrative expense (note 3)             (279,525)            (115,529)             (55,173)
           Transfer gain (loss) and transfer fees                               3,261                8,504                1,721
      Interfund transfers                                                     795,994              610,432               97,041
--------------------------------------------------------------------------------------------------------------------------------

Increase in net assets from capital transactions                            1,296,064              825,522              203,348
--------------------------------------------------------------------------------------------------------------------------------

Increase in net assets                                                      1,657,532            1,005,903              267,504

Net assets at beginning of period                                           1,421,287              415,384              147,880
--------------------------------------------------------------------------------------------------------------------------------

Net assets at end of period                                                 3,078,819            1,421,287              415,384
--------------------------------------------------------------------------------------------------------------------------------


LIFE OF VIRGINIA SEPARATE ACCOUNT II

--------------------------------------------------------------------------------------------------------------------------------

                                                                                          Janus Aspen Series (continued)
                                                                       ---------------------------------------------------------

                                                                                                 Balanced
                                                                                                 Portfolio
                                                                       ---------------------------------------------------------
                                                                                                                   Period from
                                                                                                                   November 14,
                                                                          Year ended           Year ended              1995 to
                                                                        December 31,         December 31,         December 31,
                                                                             1997                 1996                 1995
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets From operations:
      Net investment income                                         $       9,947                2,566                  518
      Net realized gain                                                     8,229                2,098                  395
      Unrealized appreciation (depreciation) on investments                41,009               14,575                2,467
--------------------------------------------------------------------------------------------------------------------------------

Increase in net assets from operations                                     59,185               19,239                3,380
--------------------------------------------------------------------------------------------------------------------------------

From capital transactions:
      Net premiums                                                         73,161               19,054                  336
      Loan interest                                                             6                    -                    -
      Transfers (to) from the general account of Life of Virginia:
           Death benefits                                                       -                    -                    -
           Surrenders                                                      (6,904)                   -                    -
           Loans                                                             (577)                   -                    -
           Cost of insurance (note 3)                                     (31,146)             (11,055)                (792)
           Transfer gain (loss) and transfer fees                             305                1,193                 (248)
      Interfund transfers                                                 369,258               63,919               73,750
--------------------------------------------------------------------------------------------------------------------------------

Increase in net assets from capital transactions                          404,103               73,111               73,046
--------------------------------------------------------------------------------------------------------------------------------

Increase in net assets                                                    463,288               92,350               76,426

Net assets at beginning of period                                         168,776               76,426                    -
--------------------------------------------------------------------------------------------------------------------------------

Net assets at end of period                                         $     632,064              168,776               76,426

--------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------

                                                                                          Janus Aspen Series (continued)
                                                                    --------------------------------------------------------------
                                                                                                Flexible
                                                                                                  Income
                                                                                               Portfolio
                                                                    -----------------------------------------------------------
                                                                                                                      Period from
                                                                                                                      December 20,
                                                                            Year ended            Year ended              1995 to
                                                                          December 31,          December 31,         December 31,
                                                                               1997                 1996                  1995
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets From operations:
      Net investment income                                                   3,252                  507                     1
      Net realized gain                                                         305                   13                     -
      Unrealized appreciation (depreciation) on investments                      72                   83                    (1)
----------------------------------------------------------------------------------------------------------------------------------

Increase in net assets from operations                                        3,629                  603                     -
----------------------------------------------------------------------------------------------------------------------------------

From capital transactions:
      Net premiums                                                           40,176                3,048                    13
      Loan interest                                                               -                    -                     -
      Transfers (to) from the general account of Life of Virginia:
           Death benefits                                                         -                    -                     -
           Surrenders                                                             -                    -                     -
           Loans                                                                  -                    -                     -
           Cost of insurance (note 3)                                       (10,448)                (840)                   (4)
           Transfer gain (loss) and transfer fees                               271                    1                     1
      Interfund transfers                                                    28,139                6,026                    35
----------------------------------------------------------------------------------------------------------------------------------

Increase in net assets from capital transactions                             58,138                8,235                    45
----------------------------------------------------------------------------------------------------------------------------------

Increase in net assets                                                       61,767                8,838                    45

Net assets at beginning of period                                             8,883                   45                     -
----------------------------------------------------------------------------------------------------------------------------------

Net assets at end of period                                                  70,650                8,883                    45

----------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------------

                                                                                Janus Aspen Series (continued)
                                                                  -------------------------------------------------------------
                                                                                        International                  Capital
                                                                                           Growth                 Appreciation
                                                                                         Portfolio                   Portfolio
                                                                  ---------------------------------------  --------------------
                                                                                                Period from         Period from
                                                                                                    July 9,            May 21,
                                                                            Year ended              1996 to            1997 to
                                                                          December 31,         December 31,        December 31,
                                                                               1997                   1996                1997
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets From operations:
      Net investment income                                                     274                   96                    (7)
      Net realized gain                                                       5,037                  152                   106
      Unrealized appreciation (depreciation) on investments                  16,037                1,040                   697
-------------------------------------------------------------------------------------------------------------------------------

Increase in net assets from operations                                       21,348                1,288                   796
-------------------------------------------------------------------------------------------------------------------------------

From capital transactions:
      Net premiums                                                          137,587               19,750                 1,504
      Loan interest                                                               7                    -                     -
      Transfers (to) from the general account of Life of Virginia:
           Death benefits                                                         -                    -                     -
           Surrenders                                                        (3,539)                   -                     -
           Loans                                                               (462)                   -                     -
           Cost of insurance (note 3)                                       (30,132)              (1,705)               (1,135)
           Transfer gain (loss) and transfer fees                             1,187                  (43)                    4
      Interfund transfers                                                   140,874               34,648                 7,451
-------------------------------------------------------------------------------------------------------------------------------

Increase in net assets from capital transactions                            245,522               52,650                 7,824
-------------------------------------------------------------------------------------------------------------------------------

Increase in net assets                                                      266,870               53,938                 8,620

Net assets at beginning of period                                            53,938                    -                     -
-------------------------------------------------------------------------------------------------------------------------------

Net assets at end of period                                                 320,808               53,938                 8,620

-------------------------------------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.

LIFE OF VIRGINIA SEPARATE ACCOUNT II

Notes to Financial Statements



===========================================================================

   (1)   Description of Entity

         Life of Virginia Separate Account II (the Account) is a separate investment account established in 1986 by The Life Insurance Company of Virginia (Life of Virginia) under the laws of the Commonwealth of Virginia. The Account operates as a unit investment trust under the Investment Company Act of 1940. The Account is used to fund certain benefits for flexible premium variable life insurance policies issued by Life of Virginia. The Life Insurance Company of Virginia is a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871. Eighty percent of the capital stock of Life of Virginia is owned by General Electric Capital Assurance Corporation. The remaining 20% is owned by GE Financial Assurance Holdings, Inc. General Electric Capital Assurance Corporation and GE Financial Assurance Holdings, Inc. are indirectly, wholly-owned subsidiaries of General Electric Capital Corporation ("GE Capital"). GE Capital, a diversified financial services company, is a wholly-owned subsidiary of General Electric Company (GE), a New York corporation. Prior to April 1, 1996, Life of Virginia was an indirect wholly-owned subsidiary of Aon Corporation (Aon).

         In May 1997, seven new investment subdivisions were added to the Account. The Growth & Income Portfolio and Growth Opportunities Portfolio each invest solely in a designated portfolio of the Variable Insurance Products Fund III. The Global Income Fund and the Value Equity Fund each invest solely in a designated portfolio of the GE Investments Funds, Inc. The Capital Appreciation Portfolio invests solely in a designated portfolio of the Janus Aspen Series. The Growth II Portfolio and the Large Cap Growth Portfolio each invest solely in a designated portfolio of the PBHG Insurance Series Fund. All designated portfolios described above are series type mutual funds.

         During 1997, the Life of Virginia Series Fund, Inc. changed its name to the GE Investments Funds, Inc. As a result the Life of Virginia Series Funds, Inc.--Common Stock Index, Government Securities, Money Market, Total Return, International Equity and Real Estate Securities Portfolios were renamed the GE Investments Funds, Inc.--S&P 500 Index, Government Securities, Money Market, Total Return, International Equity and Real Estate Securities Funds, respectively. On December 12, 1997, the Account added the GE Investments Funds, Inc.--Income Fund as a new investment subdivision and made the following substitutions of shares held by the investment subdivisions:

Before the Substitution                                After the Substitution

Shares of Money Market Portfolio -                     Shares of Money Market Fund -
Variable Insurance Products Fund                       GE Investments Funds, Inc.






   (1)   Continued

Before the Substitution                                After the Substitution

Shares of Money Fund -                                 Shares of Money Market Fund -
Oppenheimer Variable Account Funds                     GE Investments Funds, Inc.

Shares of Government Securities Fund -                 Shares of Income Fund -
GE Investments Funds, Inc.                             GE Investments Funds, Inc.

Shares of Bond Portfolio -                             Shares of Income Fund -
Neuberger & Berman Advisers                            GE Investments Funds, Inc.
Management Trust

Shares of High Income Portfolio -                      Shares of High Income Fund -
Variable Insurance Products Fund                       Oppenheimer Variable Account Funds

Shares of Growth Portfolio -                           Shares of Growth Portfolio Fund -
Neuberger & Berman Advisers Management Trust           Variable Insurance Products Fund

Shares of Balanced Portfolio -                         Shares of Balanced Portfolio -
Neuberger & Berman Advisers Management Trust           Janus Aspen Series

         The foregoing substitutions were carried out pursuant to an order of the Securities and Exchange Commission (Commission) issued on December 11, 1997, with the approval of any necessary department of insurance. The effect of such a share substitution was to replace certain portfolios of Variable Insurance Products Fund, Oppenheimer Variable Account Funds, GE Investments Funds, Inc., and Neuberger & Berman Advisers Management Trust with those of GE Investments Funds, Inc., Oppenheimer Variable Account Funds, Variable Insurance Products Fund, and Janus Aspen Series as investment options.

         In May 1996, two new investment subdivisions were added to the Account. One of these subdivisions, the International Growth Portfolio, invests solely in a designated portfolio of the Janus Aspen Series, a series type mutual fund. The other new subdivision, the American Leaders Fund II, invests solely in a designated portfolio of the Federated Investors Insurance Series, a series type mutual fund.

         During 1995, nine new investment subdivisions were added to the Account. The Utility Fund II and High Income Bond Fund II each invest solely in a designated portfolio of the Federated Investors Insurance Series, a series type mutual fund. The Contrafund Portfolio invests solely in a designated portfolio of the Variable Insurance Products Fund II Portfolio, a series type mutual fund. The International Equity Portfolio and the Real Estate Securities Portfolio each invest solely in a designated portfolio of GE Investment

   (1)   Continued

         Funds, Inc., a series type mutual fund. The Balanced Portfolio and Flexible Income Portfolio each invest solely in a designated portfolio of the Janus Aspen Series, a series type mutual fund. The Growth Portfolio and Small Cap Portfolio each invest solely in a designated portfolio of the Alger American Fund, a series type mutual fund.

         In November 1995, six subdivisions were closed to new money. Three of these subdivisions, the Balanced Portfolio, Bond Portfolio, and Growth Portfolio each invest solely in a designated portfolio of the Advisers Management Trust, a series type mutual fund. The fourth and fifth closed subdivisions, the Money Market Portfolio and High Income Portfolio, each invest solely in a designated portfolio of the Variable Insurance Products Fund, a series type mutual fund. The sixth closed subdivision, the Money Fund invests solely in a designated portfolio of the Oppenheimer Variable Account Fund, a series type mutual fund.


   (2)   Summary of Significant Accounting Policies

         Investments

         Investments are stated at fair value which is based on the underlying net asset value per share of the respective portfolios or funds. Purchases and sales of investments are recorded on the trade date and income distributions are recorded on the ex-dividend date. Realized gains and losses on investments are determined on the average cost basis. The units and unit values are disclosed as of the last business day in the applicable year or period.

   (2)   Continued

         The aggregate cost of the investments acquired and the aggregate proceeds of investments sold, for the year or period ended December 31, 1997, were:



                                                   Cost of         Proceeds
                                                    Shares             from
Fund/Portfolio                                    Acquired      Shares Sold
----------------------------------------------------------------------------

GE Investments Funds, Inc.:
     S&P 500 Index                        $      2,421,588          571,889
     Government Securities                         410,712          711,146
     Money Market                               12,663,722       12,135,125
     Total Return                                1,505,900          444,003
     International Equity                           63,352           13,258
     Real Estate Securities                        214,996           40,188
     Global Income                                  12,578            3,048
     Value Equity                                   14,881            1,342
     Income                                        761,837          379,420

Oppenheimer Variable Account Funds:
     Money                                           1,813            2,492
     Bond                                          127,847          110,136
     Capital Appreciation                        2,465,078        1,896,848
     Growth                                        998,636          535,975
     High Income                                   879,871          262,329
     Multiple Strategies                           262,282          224,756

Variable Insurance Products Fund:
     Money Market                                   77,914          384,986
     High Income                                    22,730          254,138
     Equity-Income                               2,606,594        1,084,415
     Growth                                      1,850,462        1,260,670
     Overseas                                      744,665          820,557

Variable Insurance Products Fund II:
     Asset Manager                               1,731,479          753,717
     Contrafund                                  2,267,666        1,656,816
Variable Insurance Products Fund III
     Growth & Income                                75,900           28,920
     Growth Opportunities                           84,040           17,196

    (2)   Continued




                                                   Cost of        Proceeds
                                                    Shares            from
Fund/Portfolio, Continued                         Acquired     Shares Sold
---------------------------------------------------------------------------

Advisers Management Trust:
     Balanced                             $         17,148         283,936
     Bond                                           61,870         141,290
     Growth                                         20,097         172,844

Federated Investors Insurance Series:
     American Leaders II                            49,651           9,336
     High Income Bond II                            71,541          18,670
     Utility II                                     74,818          25,430

Alger American:
     Small Cap                                   4,515,733       4,229,406
     Growth                                      3,338,095       4,049,014

PBHG Insurance Series Fund:
     PBHG Large Cap Growth                          44,351          18,907
     PBHG Growth II                                 21,715           1,945

Janus Aspen Series:
     Aggressive Growth                           7,117,628       6,402,194
     Growth                                      1,384,477         762,866
     Worldwide Growth                            1,955,465         639,065
     Balanced                                      478,781          65,175
     Flexible Income                               142,813          81,679
     International Growth                          305,903          65,108
     Capital Appreciation                            9,058           1,243
---------------------------------------------------------------------------


         Capital Transactions

         The increase (decrease) in outstanding units from capital transactions for the years or periods ended December 31, 1997, 1996 and 1995 are as follows:

LIFE OF VIRGINIA SEPARATE ACCOUNT II

Notes to Financial Statements


----------------------------------------------------------------------------------------------------------------------------

(2)      Continued

                                                                               GE Investments Funds, Inc.
                                                   -------------------------------------------------------------------------
                                                                    Government                               International
                                                 S&P 500 Index      Securities   Money Market   Total Return        Equity
                                                          Fund            Fund           Fund           Fund          Fund
----------------------------------------------------------------------------------------------------------------------------
Units outstanding at December 31, 1994                  35,274         15,187        72,058         24,280

     Net premiums                                        8,832          2,156       290,272          8,350           388
     Loan interest                                         (25)            14            (2)            (6)            -
     Transfers (to) from the
     general account of Life of Virginia:
          Death benefits                                     -              -             -              -             -
          Surrenders                                    (1,517)             -        (1,231)        (1,017)            -
          Loans                                              1              -            11           (300)            -
          Cost of insurance and administrative expenses (4,847)        (1,321)       (9,888)        (7,985)          (31)
     Interfund transfers                                 3,934          1,253      (256,809)       106,601           527
----------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in units from
     capital transactions                                6,378          2,102        22,353        105,643           884
----------------------------------------------------------------------------------------------------------------------------

Units outstanding at December 31, 1995                  41,652         17,289        94,411        129,923           884

     Net premiums                                       10,935          2,279       364,289          5,129         1,663
     Loan interest                                         (16)            54          (119)            (6)            1
     Transfers (to) from the
     general account of Life of Virginia:
          Death benefits                                   (69)             -           (84)          (904)            -
          Surrenders                                      (540)          (193)         (456)          (503)         (124)
          Loans                                           (578)          (141)       (3,851)          (249)          (20)
          Cost of insurance and administrative expenses (5,615)        (1,444)      (16,666)       (12,173)         (276)
     Interfund transfers                                10,270         (1,161)     (282,823)         4,475           908
----------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in units from
     capital transactions                               14,387           (606)       60,290         (4,231)        2,152
----------------------------------------------------------------------------------------------------------------------------

Units outstanding at December 31, 1996                  56,039         16,683       154,701        125,692         3,036

     Net premiums                                       12,804          1,856       229,013          6,095         1,752
     Loan interest                                         (69)            15          (196)           (11)            -
     Transfers (to) from the
     general account of Life of Virginia:
          Death benefits                                (3,774)             -        (1,005)          (267)            -
          Surrenders                                      (734)          (782)         (671)          (523)          (68)
          Loans                                           (328)          (210)         (330)          (137)          (22)
          Cost of insurance and administrative expenses (6,083)        (1,174)      (17,924)       (12,827)         (414)
     Interfund transfers                                24,623        (16,388)     (224,564)          (101)        1,666
----------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in units
     from capital transactions                          26,439        (16,683)      (15,677)        (7,771)        2,914
----------------------------------------------------------------------------------------------------------------------------

Units outstanding at December 31, 1997                  82,478              -       139,024        117,921         5,950
----------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------

(2)      Continued

                                                                           GE Investments Funds, Inc.
                                                   -----------------------------------------------------------
                                                        Real Estate
                                                         Securities   Global Income  Value Equity      Income
                                                             Fund           Fund          Fund           Fund
--------------------------------------------------------------------------------------------------------------
Units outstanding at December 31, 1994

     Net premiums                                              13              -             -              -
     Loan interest                                              -              -             -              -
     Transfers (to) from the
     general account of Life of Virginia:
          Death benefits                                        -              -             -              -
          Surrenders                                            -              -             -              -
          Loans                                                 -              -             -              -
          Cost of insurance and administrative expenses        (3)             -             -              -
     Interfund transfers                                       25              -             -              -
--------------------------------------------------------------------------------------------------------------

Net increase (decrease) in units from
     capital transactions                                      35              -             -              -
--------------------------------------------------------------------------------------------------------------

Units outstanding at December 31, 1995                         35              -             -              -

     Net premiums                                           1,148              -             -              -
     Loan interest                                              -              -             -              -
     Transfers (to) from the
     general account of Life of Virginia:
          Death benefits                                        -              -             -              -
          Surrenders                                          (26)             -             -              -
          Loans                                                 -              -             -              -
          Cost of insurance and administrative expenses      (142)             -             -              -
     Interfund transfers                                      903              -             -              -
--------------------------------------------------------------------------------------------------------------

Net increase (decrease) in units from
     capital transactions                                   1,883              -             -              -
--------------------------------------------------------------------------------------------------------------

Units outstanding at December 31, 1996                      1,918              -             -              -

     Net premiums                                           4,672            128           444             74
     Loan interest                                              -              -             -              1
     Transfers (to) from the
     general account of Life of Virginia:
          Death benefits                                        -              -             -              -
          Surrenders                                          (41)             -             -              -
          Loans                                               (51)           (24)            -              -
          Cost of insurance and administrative expenses    (1,046)           (37)          (77)          (166)
     Interfund transfers                                    5,271            829           661         37,858
--------------------------------------------------------------------------------------------------------------

Net increase (decrease) in units
     from capital transactions                              8,805            896         1,028         37,767
--------------------------------------------------------------------------------------------------------------

Units outstanding at December 31, 1997                     10,723            896         1,028         37,767
--------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------

(2)      Continued

                                                                Oppenheimer Variable Account Funds
                                                   ---------------------------------------------------------------------------
                                                                                  Capital                    High    Multiple
                                                            Money       Bond   Appreciation    Growth      Income   Strategies
                                                             Fund       Fund         Fund        Fund        Fund        Fund
-------------------------------------------------------------------------------------------------------------------------------
Units outstanding at December 31, 1994                        746      5,276       37,680      17,304      14,353      16,523

     Net premiums                                             539      4,449        4,997      17,058       4,813       9,487
     Loan interest                                              -          4            -          (5)          -          (2)
     Transfers (to) from the
     general account of Life of Virginia:
          Death benefits                                        -         (8)           -         (94)        (69)          -
          Surrenders                                          (67)      (516)        (166)     (2,524)       (195)       (570)
          Loans                                                 -        (76)         (18)       (404)       (152)        (32)
          Cost of insurance and administrative expenses      (140)    (2,109)      (2,129)     (7,533)     (1,682)     (3,480)
     Interfund transfers                                     (272)     2,613        8,754       6,527       5,933       2,695
-------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in units from
     capital transactions                                      60      4,357       11,438      13,025       8,648       8,098
-------------------------------------------------------------------------------------------------------------------------------

Units outstanding at December 31, 1995                        806      9,633       49,118      30,329      23,001      24,621

     Net premiums                                               -      4,046        8,958      16,813       6,706       5,628
     Loan interest                                              -          -            -          (5)         (3)         (1)
     Transfers (to) from the
     general account of Life of Virginia:
          Death benefits                                        -          -            -           -         (85)       (805)
          Surrenders                                            -       (241)        (759)     (3,514)       (393)     (8,467)
          Loans                                                 -       (100)           -        (230)       (468)        (34)
          Cost of insurance and administrative expenses       (66)    (1,736)      (4,613)     (6,622)     (2,322)     (2,303)
     Interfund transfers                                     (695)     1,453       11,095       7,391       5,754       4,012
-------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in units from
     capital transactions                                    (761)     3,422       14,681      13,833       9,189      (1,970)
-------------------------------------------------------------------------------------------------------------------------------

Units outstanding at December 31, 1996                         45     13,055       63,799      44,162      32,190      22,651

     Net premiums                                               6       (539)      20,919      11,890      10,966       3,690
     Loan interest                                              -          -            8         (14)          -          (4)
     Transfers (to) from the
     general account of Life of Virginia:
          Death benefits                                        -          -           (8)          -           -           -
          Surrenders                                            -        167       (1,104)     (1,783)       (595)     (1,437)
          Loans                                                 -         19       (1,014)       (327)       (766)       (139)
          Cost of insurance and administrative expenses       (12)       221       (8,094)     (4,561)     (4,949)     (1,822)
     Interfund transfers                                      (39)       114        1,620       4,663      11,197        (378)
-------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in units
     from capital transactions                                (45)       (18)      12,327       9,868      15,853         (90)
-------------------------------------------------------------------------------------------------------------------------------

Units outstanding at December 31, 1997                          -     13,037       76,126      54,030      48,043      22,561
-------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------

(2)      Continued
                                                                                                         Variable Insurance Products
                                                              Variable Insurance Products Fund                     Fund II
                                                  ----------------------------------------------------------------------------------
                                                      Money        High      Equity-
                                                     Market      Income       Income    Growth    Overseas        Asset Manager
                                                  Portfolio   Portfolio    Portfolio  Portfolio  Portfolio          Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Units outstanding at December 31, 1994               38,823       9,102       37,010    68,322      48,521       110,061

     Net premiums                                     6,426       4,512       20,189    22,373      24,216        45,133
     Loan interest                                        7          12            1       (88)         (2)           12
     Transfers (to) from the
     general account of Life of Virginia:
          Death benefits                                  -         (19)           -       (90)          -          (115)
          Surrenders                                   (198)       (305)        (807)   (2,825)     (1,078)       (3,089)
          Loans                                           -           -         (195)      184        (410)       (1,228)
          Cost of insurance and administrative
             expenses                                (4,372)     (2,430)      (8,253)  (11,675)    (10,355)      (21,016)
     Interfund transfers                            (10,812)      1,815       17,022    21,249      12,674        17,584
------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in units from
     capital transactions                            (8,949)      3,585       27,957    29,128      25,045        37,281
------------------------------------------------------------------------------------------------------------------------------------

Units outstanding at December 31, 1995               29,874      12,687       64,967    97,450      73,566       147,342

     Net premiums                                       127           -       31,658    34,244      23,922        34,545
     Loan interest                                       (1)         (1)          (2)      (18)         (1)           (2)
     Transfers (to) from the
     general account of Life of Virginia:
          Death benefits                                  -           -         (758)     (919)       (191)       (1,099)
          Surrenders                                 (1,370)     (1,514)      (4,129)   (6,625)     (3,997)       (5,334)
          Loans                                         (86)       (103)        (445)   (2,672)     (1,554)            3
          Cost of insurance and administrative
          expenses                                   (2,125)     (1,273)     (11,544)  (15,468)    (10,492)      (16,972)
     Interfund transfers                             (6,185)     (1,435)      22,081    (2,890)       (155)      (22,982)
-----------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in units from
     capital transactions                            (9,640)     (4,326)      36,861     5,652       7,532       (11,841)
-----------------------------------------------------------------------------------------------------------------------------------

Units outstanding at December 31, 1996               20,234       8,361      101,828   103,102      81,098       135,501

     Net premiums                                         -           6       30,443    27,236      14,830        30,613
     Loan interest                                       (2)         (1)          17       (20)        (27)          (18)
     Transfers (to) from the
     general account of Life of Virginia:
          Death benefits                                  -           -           (8)     (320)        (11)            -
          Surrenders                                      -         (83)      (2,046)   (3,071)     (3,198)       (5,817)
          Loans                                         (67)        (56)      (1,200)   (2,624)     (1,198)       (1,388)
          Cost of insurance and administrative
               expenses                              (1,113)       (571)     (13,023)  (12,010)     (7,354)      (15,641)
     Interfund transfers                            (19,052)     (7,656)      18,157     3,258     (11,825)       20,449
------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in units
     from capital transactions                      (20,234)     (8,361)      32,340    12,449      (8,783)       28,198
------------------------------------------------------------------------------------------------------------------------------------

Units outstanding at December 31, 1997                    -           -      134,168   115,551      72,315       163,699
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

(2)      Continued
                                                   Variable Insurance    Variable Insurance
                                                    Products  Fund II     Products Fund III         Advisers Management Trust
                                                   ------------------------------------------------------------------------------
                                                                       Growth &       Growth
                                                         Contrafund      Income   Opportunities   Balanced       Bond      Growth
                                                          Portfolio   Portfolio    Portfolio     Portfolio  Portfolio   Portfolio
---------------------------------------------------------------------------------------------------------------------------------
Units outstanding at December 31, 1994                            -           -            -        16,155      4,819       9,495
     Net premiums                                             8,054           -            -         2,225      7,196       3,178
     Loan interest                                                -           -            -             -          -           -
     Transfers (to) from the
     general account of Life of Virginia:
          Death benefits                                          -           -            -             -          -        (120)
          Surrenders                                              -           -            -          (190)    (1,548)       (226)
          Loans                                                 (31)          -            -             -       (187)        (18)
          Cost of insurance and administrative expenses      (1,392)          -            -          (381)    (2,205)     (1,443)
     Interfund transfers                                     13,917           -            -           310       (465)        312
-------------------------------------------------------------------- --------------------------------------------------------------

Net increase (decrease) in units from
     capital transactions                                    20,548           -            -         1,964      2,791       1,683
-------------------------------------------------------------------- --------------------------------------------------------------

Units outstanding at December 31, 1995                       20,548           -            -        18,119      7,610      11,178

     Net premiums                                            22,057           -            -             -          -           -
     Loan interest                                                7           -            -             -         (4)          -
     Transfers (to) from the
     general account of Life of Virginia:
          Death benefits                                          -           -            -             -          -        (687)
          Surrenders                                           (573)          -            -             -          -        (145)
          Loans                                                (327)          -            -             -       (143)          -
          Cost of insurance and administrative expenses      (6,094)          -            -        (1,013)      (290)       (676)
     Interfund transfers                                     26,464           -            -        (2,836)      (815)     (1,078)
-------------------------------------------------------------------- --------------------------------------------------------------

Net increase (decrease) in units from
     capital transactions                                    41,534           -            -        (3,849)    (1,252)     (2,586)
-------------------------------------------------------------------- --------------------------------------------------------------

Units outstanding at December 31, 1996                       62,082                                 14,270      6,358       8,592

     Net premiums                                            36,387         454          598            17          -          30
     Loan interest                                               (8)          -            -            (2)         -          (6)
     Transfers (to) from the
     general account of Life of Virginia:
          Death benefits                                       (320)          -            -             -          -           -
          Surrenders                                         (5,335)          -            -          (651)        (5)       (179)
          Loans                                                (781)          -            -           (77)         -         (60)
          Cost of insurance and administrative expenses     (12,219)       (125)        (125)         (597)      (128)       (357)
     Interfund transfers                                     17,222       3,484        5,332       (12,960)    (6,225)     (8,020)
-------------------------------------------------------------------- --------------------------------------------------------------

Net increase (decrease) in units
     from capital transactions                               34,946       3,813        5,805       (14,270)    (6,358)     (8,592)
-------------------------------------------------------------------- --------------------------------------------------------------

Units outstanding at December 31, 1997                       97,028       3,813        5,805             -          -           -
-------------------------------------------------------------------- --------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------

(2)      Continued
                                                                     Federated Investors
                                                                      Insurance Series            Alger American
                                                           --------------------------------------------------------
                                                             American
                                                              Leaders   High Income   Utility Small Cap      Growth
                                                              Fund II       Fund II   Fund II Portfolio   Portfolio
-------------------------------------------------------------------------------------------------------------------
Units outstanding at December 31, 1994                              -             -         -         -           -
     Net premiums                                                   -             -     3,462       464         260
     Loan interest                                                  -             -         -         -           -
     Transfers (to) from the
     general account of Life of Virginia:
          Death benefits                                            -             -         -         -           -
          Surrenders                                                -             -         -         -           -
          Loans                                                     -             -         -         -           -
          Cost of insurance and administrative expenses             -            (6)     (302)      (93)        (53)
     Interfund transfers                                            -           697     1,854     3,522       2,203
--------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in units from
     capital transactions                                           -           691     5,014     3,893       2,410
--------------------------------------------------------------------------------------------------------------------

Units outstanding at December 31, 1995                              -           691     5,014     3,893       2,410

     Net premiums                                                  86         1,470     1,811    15,849      16,630
     Loan interest                                                  -             -         -      (350)          3
     Transfers (to) from the
     general account of Life of Virginia:
          Death benefits                                            -             -         -         -           -
          Surrenders                                                -             -        (4)     (121)       (115)
          Loans                                                     -             -         -    (1,411)        (88)
          Cost of insurance and administrative expenses            (9)         (297)     (415)   (3,890)     (3,155)
     Interfund transfers                                          128           763        16    29,422     113,835
--------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in units from
     capital transactions                                         205         1,936     1,408    39,499     127,110
--------------------------------------------------------------------------------------------------------------------

Units outstanding at December 31, 1996                            205         2,627     6,422    43,392     129,520

     Net premiums                                               1,922         2,964     3,027    35,801      33,924
     Loan interest                                                  -             -         -       192          58
     Transfers (to) from the
     general account of Life of Virginia:
          Death benefits                                            -             -         -         -           -
          Surrenders                                                -             -         -      (387)     (1,726)
          Loans                                                     -          (219)        -      (467)       (562)
          Cost of insurance and administrative expenses          (260)         (668)     (725)  (10,737)    (10,957)
     Interfund transfers                                        1,302         1,484       819     8,457     (86,458)
--------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in units
     from capital transactions                                  2,964         3,561     3,121    32,859     (65,721)
--------------------------------------------------------------------------------------------------------------------

Units outstanding at December 31, 1997                          3,169         6,188     9,543    76,251      63,799
--------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

(2)      Continued
                                                            PBHG Insurance
                                                              Series Fund         Janus Aspen Series
                                                   --------------------------  ------------------------
                                                         Large Cap             Aggressive
                                                            Growth  Growth II     Growth       Growth
                                                         Portfolio  Portfolio  Portfolio    Portfolio
-------------------------------------------------------------------------------------------------------
Units outstanding at December 31, 1994                           -         -      10,290        8,119

     Net premiums                                                -         -         151       14,001
     Loan interest                                               -         -           -            5
     Transfers (to) from the
     general account of Life of Virginia:
          Death benefits                                         -         -           -            -
          Surrenders                                             -         -           -         (331)
          Loans                                                  -         -           -          (30)
          Cost of insurance and administrative expenses          -         -        (355)      (3,586)
     Interfund transfers                                         -         -      33,027       10,149
-------------------------------------------------------------------------------------------------------

Net increase (decrease) in units from
     capital transactions                                        -         -      32,823       20,208
-------------------------------------------------------------------------------------------------------

Units outstanding at December 31, 1995                           -         -      43,113       28,327

     Net premiums                                                -         -       7,091       50,232
     Loan interest                                               -         -           -            6
     Transfers (to) from the
     general account of Life of Virginia:
          Death benefits                                         -         -           -          (18)
          Surrenders                                             -         -           -       (6,335)
          Loans                                                  -         -           -       (1,118)
          Cost of insurance and administrative expenses          -         -      (4,114)     (14,654)
     Interfund transfers                                         -         -      23,785       18,450
-------------------------------------------------------------------------------------------------------

Net increase (decrease) in units from
     capital transactions                                        -         -      26,762       46,563
-------------------------------------------------------------------------------------------------------

Units outstanding at December 31, 1996                           -         -      69,875       74,890

     Net premiums                                              391       960      33,956       31,979
     Loan interest                                               -         -        (117)          31
     Transfers (to) from the
     general account of Life of Virginia:
          Death benefits                                         -         -           -            -
          Surrenders                                           (16)        -      (2,572)      (1,161)
          Loans                                                  -         -        (475)      (1,040)
          Cost of insurance and administrative expenses       (122)     (148)    (12,062)     (10,466)
     Interfund transfers                                     2,001     1,160      28,188       13,930
-------------------------------------------------------------------------------------------------------

Net increase (decrease) in units
     from capital transactions                               2,254     1,972      46,918       33,273
-------------------------------------------------------------------------------------------------------

Units outstanding at December 31, 1997                       2,254     1,972     116,793      108,163
-------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------------------------------

(2)      Continued

                                                                                 Janus Aspen Series
                                                   ------------------------------------------------------------------
                                                                                Flexible   International    Capital
                                                         Worldwide  Balanced     Income       Growth     Appreciation
                                                         Portfolio  Portfolio   Portfolio    Portfolio     Portfolio
----------------------------------------------------------------------------------------------------------------------
Units outstanding at December 31, 1994                      15,214          -           -           -           -

     Net premiums                                           10,566      5,909           1           -           -
     Loan interest                                               -          -           -           -           -
     Transfers (to) from the
     general account of Life of Virginia:
          Death benefits                                         -          -           -           -           -
          Surrenders                                           (29)      (217)          -           -           -
          Loans                                                 (2)         -           -           -           -
          Cost of insurance and administrative expenses     (3,212)    (1,966)          -           -           -
     Interfund transfers                                    11,262      3,457           3           -           -
---------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in units from
     capital transactions                                   18,585      7,183           4           -           -
---------------------------------------------------------------------------------------------------------------------

Units outstanding at December 31, 1995                      33,799      7,183           4           -           -

     Net premiums                                           30,707      3,070         287       1,725           -
     Loan interest                                               5          2           -           -           -
     Transfers (to) from the
     general account of Life of Virginia:
          Death benefits                                       (13)         -           -           -           -
          Surrenders                                        (5,903)      (324)          -           -           -
          Loans                                               (441)      (157)          -           -           -
          Cost of insurance and administrative expenses     (7,782)      (929)        (79)       (149)          -
     Interfund transfers                                    39,868      4,910         568       3,026           -
---------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in units from
     capital transactions                                   56,441      6,572         776       4,602           -
---------------------------------------------------------------------------------------------------------------------

Units outstanding at December 31, 1996                      90,240     13,755         780       4,602           -

     Net premiums                                           45,089      5,204       3,339      10,507         131
     Loan interest                                              41          -           -           1           -
     Transfers (to) from the
     general account of Life of Virginia:
          Death benefits                                         -          -           -           -           -
          Surrenders                                        (1,946)      (491)          -        (270)          -
          Loans                                               (626)       (41)          -         (35)          -
          Cost of insurance and administrative expenses    (15,323)    (2,215)       (868)     (2,301)        (99)
     Interfund transfers                                    43,635     26,265       2,338      10,760         652
---------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in units
     from capital transactions                              70,870     28,722       4,809      18,662         684
---------------------------------------------------------------------------------------------------------------------

Units outstanding at December 31, 1997                     161,110     42,477       5,589      23,264         684
---------------------------------------------------------------------------------------------------------------------
















   (2)   Continued

         Federal Income Taxes

         The Account is not taxed separately because the operations of the Account are part of the total operations of Life of Virginia. Life of Virginia is taxed as a life insurance company under the Internal Revenue Code (the Code). Life of Virginia is included in the General Electric Capital Assurance Company consolidated federal income tax return. The Account will not be taxed as a regulated investment company under subchapter M of the Code. Under existing federal income tax law, no taxes are payable on the investment income or on the capital gains of the Account.

         Use of Estimates

         Financial statements prepared in conformity with generally accepted accounting principles require management to make estimates and assumptions that affect amounts and disclosures reported therein. Actual results could differ from those estimates.


   (3)   Related Party Transactions

         Net premiums transferred from Life of Virginia to the Account represent gross premiums recorded by Life of Virginia on its flexible premium variable life insurance policies, less deductions of 7.5% retained as compensation for certain distribution expenses and premium taxes. In addition, there is a deferred sales charge of up to 45% of the first year's premiums. This charge will be deducted from the policy's cash value in equal installments at the beginning of each of the policy years two through ten with any remaining installments deducted at policy lapse or surrender.

         If a policy is surrendered or lapses during the first nine years, a charge is made by Life of Virginia to cover the expenses of issuing the policy. The charge is a stated percentage of the insurance amount and varies by the age of the policyholder when issued and period of time that the policy has been in force. A charge equal to the lesser of $25 or 2% of the amount paid on a partial surrender will be made to compensate Life of Virginia for the costs incurred in connection with the partial surrender.

         A charge based on the policy specified amount of insurance, death benefit option, cash values, duration, the insured's sex, issue age and risk class is deducted from the policy cash values each month to compensate Life of Virginia for the cost of insurance and any benefits added by rider. In addition, Life of Virginia charges the Account for the mortality and expense risk that Life of Virginia assumes. This charge is deducted daily at an effective annual rate of .70% of the net assets of the Account. For policies issued on or after May 1, 1993, Life of Virginia will deduct a monthly administrative charge of $6 from the policy cash value and for policies issued prior to May 1, 1993, Life of Virginia will deduct a monthly administrative charge of $5 from the policy cash value.

   (3)   Continued

         GE Investments Funds, Inc. (the Fund) is an open-end diversified management investment company.

         Capital Brokerage Corporation, an affiliate of Life of Virginia, is a Washington Corporation registered with the Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Capital Brokerage Corporation also serves as principal underwriter for variable life insurance Policies issued by Life of Virginia.

         GE Investment Management Incorporated (Investment Advisor), a wholly-owned subsidiary of GE, currently serves as investment advisor to GE Investments Funds, Inc. As compensation for its services, the Investment Advisor is paid an investment advisory fee by the Fund based on the average daily net assets at an effective annual rate of .35% for the S&P 500 Index Fund, .10% for the Government Securities Fund, .50% for the Money Market and Total Return Funds, 1.00% for the International Equity Fund and .85% for the Real Estate Securities Fund. Prior to May 1, 1997, Aon Advisors, Inc. served as investment advisor to the Fund and was subject to the same compensation arrangement as GE Investment Management Incorporated.

         Certain officers and directors of Life of Virginia are also officers and directors of Capital Brokerage Corporation.

THE LIFE INSURANCE COMPANY OF
VIRGINIA AND SUBSIDIARY

Consolidated Financial Statements

December 31, 1997, 1996, and 1995

(With Independent Auditors' Report Thereon)

Independent Auditors' Report


The Board of Directors
The Life Insurance Company of Virginia:


We have audited the accompanying consolidated balance sheets of The Life Insurance Company of Virginia (an indirect wholly-owned subsidiary of General Electric Capital Corporation) and subsidiary as of December 31, 1997 and 1996, and the related consolidated statements of income, stockholders' equity, and cash flows for the year ended December 31, 1997 and the nine months ended December 31, 1996. We have also audited the preacquisition statements of income, stockholders' equity and cash flows for the three months ended March 31, 1996. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits. The accompanying consolidated financial statements of The Life Insurance Company of Virginia for the year ended December 31, 1995, were audited by other auditors whose report, dated February 8, 1996 on those consolidated financial statements included an explanatory paragraph that described the change in the Company's method of accounting for certain investments.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of The Life Insurance Company of Virginia and subsidiary as of December 31, 1997 and 1996, and the results of their operations and their cash flows for the year ended December 31, 1997, the nine month period ended December 31, 1996 and the preacquisition three month period ended March 31, 1996, in conformity with generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, effective April 1, 1996, General Electric Capital Corporation acquired all of the outstanding stock of The Life Insurance Company of Virginia in a business combination accounted for as a purchase. As a result of the acquisition, the consolidated financial information for the periods after the acquisition is presented on a different cost basis than that for the periods before the acquisition and, therefore, is not comparable.

KPMG Peat Marwick LLP

Richmond, Virginia
January 6, 1998

                        REPORT OF INDEPENDENT AUDITIORS

Board of Directors
The Life Insurance Company of Virginia

     We have audited the accompanying consolidated statements of income, stockholder's equity, and cash flows of The Life Insurance Company of Virginia and subsidiaries for the year ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated results of operations and cash flows of The Life Insurance Company of Virginia and subsidiaries for the year ended December 31, 1995, in conformity with generally accepted accounting principles.



                                    ERNST & YOUNG LLP

Richmond, Virginia
February 8, 1996

THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARY

Consolidated Balance Sheets

December 31, 1997 and 1996
(in millions)

------------------------------------------------------------------------------------------------------------------

Assets                                                                                          1997           1996
------------------------------------------------------------------------------------------------------------------
Investments:
   Fixed maturities:
     Available for sale - at fair value (amortized cost:
         December 31, 1997 - $5,468.1; 1996 - $5,102.2)                                   $  5,622.6        5,142.7
   Equity securities - at fair value
     Common stocks (cost:  December 31, 1997 - $43.1; 1996 - $31.6)                             54.1           34.7
     Preferred stocks (cost:  December 31, 1997 - $87.6; 1996 - $123.5)                         97.6          130.8
   Mortgage loans on real estate (net of reserve for losses:
     December 31, 1997 - $17.2; 1996 - $20.8)                                                  496.2          585.4
   Real estate (net)                                                                            11.8           19.4
   Policy loans                                                                                188.4          179.5
   Short-term investments                                                                        -             42.4
------------------------------------------------------------------------------------------------------------------

Total investments                                                                            6,470.7        6,134.9
------------------------------------------------------------------------------------------------------------------

Cash                                                                                             0.2            6.4
Receivables:
   Premiums and other                                                                            6.6            7.9
   Reinsurance recoverable                                                                       8.7           13.1
   Accrued investment income                                                                   123.1          116.6
------------------------------------------------------------------------------------------------------------------

Total receivables                                                                              138.4          137.6

Deferred policy acquisition costs                                                              165.0           70.3

Goodwill (net of accumulated amortization:  December 31, 1997 - $11.3;
   1996 - $5.0)                                                                                117.1          125.4

Present value of future profits (net)                                                          332.6          419.2

Property and equipment at cost (net)                                                             3.2            1.7

Deferred income taxes                                                                           57.4           72.9

Other assets                                                                                    15.4           12.3

Assets held in separate accounts                                                             4,066.4        2,762.7
------------------------------------------------------------------------------------------------------------------

Total assets                                                                              $ 11,366.4        9,743.4
------------------------------------------------------------------------------------------------------------------


                                                                  (continued)

THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARY

December 31, 1997 and 1996
(in millions, except share data)

------------------------------------------------------------------------------------------------------------------

Liabilities and Stockholders' Equity                                                          1997           1996
------------------------------------------------------------------------------------------------------------------
Policy liabilities:
   Future policy benefits                                                                 $    520.6          518.3
   Policy and contract claims                                                                   83.0           69.1
   Unearned and advance premiums                                                                 0.1            0.1
   Other policyholder funds                                                                  5,369.2        5,094.4
------------------------------------------------------------------------------------------------------------------

Total policy liabilities                                                                     5,972.9        5,681.9

General liabilities:
   Payable to affiliate, net                                                                     9.4            8.8
   Commissions and general expenses                                                             51.1           46.8
   Current income taxes                                                                         45.8           45.4
   Other liabilities                                                                            71.5          192.2
   Liabilities related to separate accounts                                                  4,066.4        2,762.7
------------------------------------------------------------------------------------------------------------------

Total liabilities                                                                           10,217.1        8,737.8
------------------------------------------------------------------------------------------------------------------

Commitments and Contingent Liabilities
------------------------------------------------------------------------------------------------------------------

Stockholders' equity:
   Common stock - $1,000 par value:
     Authorized, issued and outstanding:  4,000 shares                                           4.0            4.0
   Additional paid-in capital                                                                  925.9          928.1
   Net unrealized investment gains                                                              74.3           19.4
   Retained earnings                                                                           145.1           54.1
------------------------------------------------------------------------------------------------------------------

Total stockholders' equity                                                                   1,149.3        1,005.6
------------------------------------------------------------------------------------------------------------------

Total liabilities and stockholders' equity                                                $ 11,366.4        9,743.4
------------------------------------------------------------------------------------------------------------------

See accompanying notes to consolidated financial statements.

THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARY

Consolidated Statements of Income

For the year ended December 31, 1997, the periods from April 1, 1996 to December 31, 1996 and from January 1, 1996 to March 31, 1996, and the year ended December 31, 1995 (in millions)

----------------------------------------------------------------------------------------------------------------------
                                                                                                      Preacquisition
                                                                                      --------------------------------
                                                                           Nine months     Three months
                                                           Year ended            ended            ended    Year ended
                                                         December 31,     December 31,        March 31,  December 31,
                                                                 1997             1996             1996          1995
----------------------------------------------------------------------------------------------------------------------
Revenue
   Premiums and policy fees                         $          273.2            154.7             92.4            179.3
   Separate account fees                                        44.4             23.1              5.9             17.7
   Net investment income (note 2)                              472.5            334.4            112.0            402.1
   Realized investment gains (losses) (note 2)                  13.3              6.0              9.0            (76.5)
   Other income                                                  2.5              0.6              1.0              2.8
----------------------------------------------------------------------------------------------------------------------

Total revenue earned                                           805.9            518.8            220.3            525.4
----------------------------------------------------------------------------------------------------------------------

Benefits and Expenses
   Benefits to policyholders                                   509.8            326.4            166.0            372.9
   Commissions and general expenses                             82.5             53.2             28.8             43.7
   Amortization of intangibles                                  59.6             50.1              0.6              3.2
   Amortization of deferred policy acquisition
      costs                                                     10.8              3.2              6.0             39.3
----------------------------------------------------------------------------------------------------------------------

Total benefits and expenses                                    662.7            432.9            201.4            459.1

Income Before Income Tax                                       143.2             85.9             18.9             66.3
   Provision for income tax (note 3)
      Current expense (benefit)                                 64.8             39.7             (3.8)            37.9
      Deferred expense (benefit)                               (12.6)            (7.9)            10.8            (10.8)
----------------------------------------------------------------------------------------------------------------------

                                                                52.2             31.8              7.0             27.1
----------------------------------------------------------------------------------------------------------------------

Net income                                          $           91.0             54.1             11.9             39.2
----------------------------------------------------------------------------------------------------------------------


See accompanying notes to consolidated financial statements.

THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARY

Consolidated Statements of Stockholders' Equity

For the year ended December 31, 1997, the periods from April 1, 1996 to December 31, 1996 and from January 1, 1996 to March 31, 1996, and the year ended December 31, 1995 (in millions)

------------------------------------------------------------------------------------------------------------------
                                                                                                   Preacquisition
                                                                                 ---------------------------------
                                                                      Nine months    Three months
                                                       Year ended           ended           ended      Year ended
                                                      December 31,   December 31,       March 31,    December 31,
                                                             1997            1996            1996            1995
------------------------------------------------------------------------------------------------------------------
Common stock
   $1,000 par value common stock, authorized,
     issued and outstanding 4,000 in 1997,
     1996 and 1995)
------------------------------------------------------------------------------------------------------------------

   Balance at beginning and end of period              $      4.0             4.0             4.0             4.0
------------------------------------------------------------------------------------------------------------------

Additional Paid-in Capital
   Balance at beginning of period                           928.1           818.4           749.1           704.1
     Adjustment to reflect purchase method (note 1)          (2.2)          109.7             -               -
     Capital contribution from parent (notes 4, 7)            -               -              69.3            45.0
------------------------------------------------------------------------------------------------------------------

Balance at end of period                                    925.9           928.1           818.4           749.1
------------------------------------------------------------------------------------------------------------------

Net Unrealized Investment Gains (Losses)
   Balance at beginning of period                            19.4            11.9           103.1           (97.5)
     Adjustment to reflect purchase method
        (note 1)                                              -             (11.9)            -               -
     Net unrealized investment gains (losses)                54.9            19.4           (91.2)          200.6
------------------------------------------------------------------------------------------------------------------

Balance at end of period                                     74.3            19.4            11.9           103.1
------------------------------------------------------------------------------------------------------------------

Net Foreign Exchange Gains (Losses)
   Balance at beginning of period                             -               -               -              (3.0)
     Net foreign exchange gains (losses)                      -               -               -               3.0
------------------------------------------------------------------------------------------------------------------

Balance at end of period                                      -               -               -               -
------------------------------------------------------------------------------------------------------------------

Retained Earnings (Deficit)
   Balance at beginning of period                            54.1           (22.4)          (34.3)          159.8
     Adjustment to reflect purchase method
        (note 1)                                              -              22.4             -               -
     Net income                                              91.0            54.1            11.9            39.2
     Dividends to stockholder                                 -               -               -             (40.0)
     Stock dividend to affiliate (note 7)                     -               -               -            (193.3)
------------------------------------------------------------------------------------------------------------------

Balance at end of period                                    145.1            54.1           (22.4)          (34.3)
------------------------------------------------------------------------------------------------------------------

Stockholders' equity at end of period                  $  1,149.3         1,005.6           811.9           821.9
------------------------------------------------------------------------------------------------------------------

See accompanying notes to consolidated financial statements.

THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARY

Consolidated Statements of Cash Flows

For the year ended December 31, 1997, the periods from April 1, 1996 to December 31, 1996 and from January 1, 1996 to March 31, 1996, and the year ended December 31, 1995 (in millions)

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  Preacquisition
                                                                                                     ----------------------------
                                                                                       Nine months   Three months
                                                                         Year ended          ended          ended     Year ended
                                                                       December 31,   December 31,      March 31,   December 31,
                                                                               1997           1996           1996           1995
---------------------------------------------------------------------------------------------------------------------------------
Cash flows from operating activities:
   Net income                                                            $    91.0           54.1           11.9           39.2
   Adjustments to reconcile net income to cash provided by
     (used in) operating activities:
       Change in policy liabilities                                          239.0           53.5          (32.8)         114.2
       Change in accrued investment income                                    (6.5)         (37.6)           4.1           (2.1)
       Deferred policy acquisition costs                                    (112.3)         (74.9)         (22.2)         (76.1)
       Amortization of deferred policy acquisition costs                      10.8            3.2            6.0           39.3
       Amortization of intangibles                                            59.6           50.1            0.6            3.2
       Other amortization and depreciation                                     8.0            7.3            1.4           (1.2)
       Premiums and operating receivables, commissions and general
         expenses, income taxes and other                                   (128.5)          77.8           22.9          (65.7)
       Realized investment (gains) losses                                    (13.3)          (6.0)          (9.0)          76.5
------------------------------------------------------------------------------------------------------------------------------

Cash provided by (used in) operating activities                              147.8          127.5          (17.1)         127.3
------------------------------------------------------------------------------------------------------------------------------

Cash flows from investing activities:
   Sale (purchase) of short-term investments - net                            42.4           49.4          (10.1)         (18.8)
   Sale or maturity of investments
     Fixed maturities - held to maturity:
       Maturities                                                              -              -              -              3.9
       Calls and prepayments                                                   -              -              -             60.9
     Fixed maturities - available for sale
       Maturities                                                              -            201.5           46.1           35.0
       Calls and prepayments                                                   -            353.5          101.0           58.6
       Sales                                                                 739.1          452.0          115.8        1,700.3
     All other investments                                                   145.1          177.3           44.9          124.6
   Purchase of investments:
     Fixed maturities - available for sale                                (1,104.1)      (1,279.5)        (144.1)      (1,950.7)
     All other investments                                                   (30.8)         (39.5)         (65.5)        (183.5)
   Purchase of property and equipment                                         (2.4)           -             (0.2)          (0.8)
------------------------------------------------------------------------------------------------------------------------------

Cash provided by (used in) investing activities                             (210.7)         (85.3)          87.9         (170.5)
------------------------------------------------------------------------------------------------------------------------------

Cash flows from financing activities:
   Capital contribution                                                        -              -              2.8            -
   Cash dividends to stockholder                                               -              -            (40.0)          (6.0)
   Change in cash overdrafts                                                   4.7          (12.7)          28.8            -
   Interest sensitive life, annuity and investment contract deposits       1,894.2        1,275.4          301.9        1,059.5
   Interest sensitive life, annuity and investment contract withdrawals   (1,842.2)      (1,305.6)        (358.8)      (1,031.7)
------------------------------------------------------------------------------------------------------------------------------

Cash provided by (used in) financing activities                               56.7          (42.9)         (65.3)          21.8
------------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in cash                                                   (6.2)          (0.7)           5.5          (21.4)
Cash at beginning of period                                                    6.4            7.1            1.6           23.0
------------------------------------------------------------------------------------------------------------------------------

Cash at end of period                                                    $     0.2            6.4            7.1            1.6
------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to consolidated financial statements.

THE LIFE INSURANCE COMPANY OF VIRGINIA & SUBSIDIARY

Notes to Consolidated Financial Statements

December 31, 1997

===============================================================================

   (1)   Summary of Significant Accounting Principles and Practices

         Basis of Presentation

         The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles (GAAP) and include the accounts of The Life Insurance Company of Virginia ("Life of Virginia" or "Company") and its subsidiary, Assigned Settlements Inc. All material intercompany accounts and transactions have been eliminated.

         Prior to April 1, 1996, Combined Insurance Company of America ("CICA") owned 100% or 4,000 shares of Life of Virginia. CICA is a wholly-owned subsidiary of AON Corporation (AON). On April 1, 1996, CICA sold 100% of the issued and outstanding shares of Life of Virginia to General Electric Capital Corporation ("GE Capital"). Immediately thereafter, 80% was contributed to General Electric Capital Assurance Company (the "Parent"). On December 31, 1996, the remaining 20% was contributed to General Electric Financial Assurance Holdings, Inc. ("GEFAH").

         Life of Virginia primarily sells variable annuities and universal life insurance to customers throughout most of the United States. Life of Virginia distributes variable annuities primarily through stockbrokers and universal life insurance primarily through career agents and independent brokers. Life of Virginia is also engaged in the sale of traditional individual and group life products and guaranteed investment contracts. Approximately 23%, 34% and 43% of premium and annuity consideration collected, in 1997, 1996, and 1995, respectively, came from customers residing in the South Atlantic region of the United States.

         Although the Company markets its products through numerous distributors, approximately 22%, 21% and 14% of the Company's sales in 1997, 1996 and 1995, respectively, have been through two specific national stockbrokers. Loss of all or a substantial portion of the business provided by these stockbrokers could have a material adverse effect on the business and operations of the Company. The Company does not believe, however, that the loss of such business would have a long-term adverse effect because of the Company's competitive position in the marketplace and the availability of business from other distributors.

THE LIFE INSURANCE COMPANY OF VIRGINIA & SUBSIDIARY

Notes to Consolidated Financial Statements



===============================================================================


   (1)   Continued

         Estimates

         Financial statements prepared in conformity with generally accepted accounting principles require management to make estimates and assumptions that could affect amounts and disclosures reported therein. Actual results could differ from those estimates. As further discussed in the accompanying notes to the consolidated financial statements, significant estimates and assumptions affect deferred acquisition costs, PVFP, future life policy benefits, provisions for real estate-related losses and related reserves, other-than-temporary declines in values for fixed maturities, the valuation allowance for deferred income taxes and the calculation of fair value disclosures for certain financial instruments.

         Certain 1996 and 1995 amounts have been reclassified to conform to 1997 presentation.

         Purchase Accounting Method

         Upon acquisition of Life of Virginia by GE Capital, Life of Virginia restated its financial statements in accordance with the purchase method of accounting. The net purchase price for Life of Virginia and its subsidiary of $929.9 million was allocated according to the fair values of the acquired assets and liabilities, including the estimated present value of future profits. These allocated values were dependent upon policies in force and market conditions at the time of closing.

         In addition to revaluing all material tangible assets and liabilities to their respective estimated fair values as of the closing date of the sale, Life of Virginia also recorded in its consolidated financial statements the excess of cost over fair value of net assets acquired (goodwill) as well as the present value of future profits to be derived from the purchased business. These amounts were determined in accordance with the purchase method of accounting. This new basis of accounting resulted in an increase in stockholders' equity of $118 million (net of purchase accounting adjustments of $2.2 million in 1997), reflecting the application of the purchase method of accounting. The Company's consolidated financial statements subsequent to April 1, 1996 reflect this new basis of accounting.

   (1)   Continued

         All amounts for periods ended before April 1, 1996 are labeled "Preacquisition" and are based on the preacquisition historical costs in accordance with generally accepted accounting principles. The periods ending after such date are based on fair values at April 1, 1996 (which becomes the new cost basis) and subsequent costs in accordance with the purchase method of accounting.


         Present Value of Future Profits

         As of April 1, 1996, Life of Virginia established an intangible asset which represents the present value of future profits ("PVFP"). PVFP reflects the estimated fair value of the Company's life insurance business in-force and represents the portion of the cost to acquire the Company that is allocated to the value of the right to receive future cash flows from insurance contracts existing at the date of acquisition. Such value is the present value of the actuarially determined projected cash flows for the acquired policies discounted at an appropriate rate.

         PVFP is amortized over the estimated contract life of the business acquired in relation to the present value of estimated gross profits. The estimated gross profit streams are periodically reevaluated and the unamortized balance of PVFP adjusted to the amount that would have existed had the actual experience and revised estimates been known and applied since inception. The amortization period is the remaining life of the policies, which range from 10 to 30 years from the date of original policy issue. Based on current assumptions, net amortization of the PVFP asset, expressed as a percentage, is projected to be 12.4%, 11.6%, 10.8%, 9.5% and 8.1% for the years ended December 31, 1998 through 2002, respectively. Actual amortization incurred during these years may vary as assumptions are modified to incorporate actual results.

         Prior to April 1, 1996, Life of Virginia's PVFP was calculated in a similar manner as the PVFP discussed above and related to policies in-force on April 30, 1986, the date the Company was acquired by Aon. Under purchase accounting this PVFP was removed.

   (1)   Continued

         The projected ending balance of PVFP will be further adjusted to reflect the impact of unrealized gains or losses on fixed maturities classified as available for sale in the investment portfolios. Such adjustments are not recorded in the Company's net income but rather as a credit or charge to stockholders' equity, net of applicable income tax. The components of PVFP are as follows:


                                                                                               Preacquisition
                                                                                 ------------------------------
                                                                  Nine months       Three months
                                                  Year ended            ended            ended     Year ended,
                                                December 31,     December 31,        March 31,    December 31,
(millions)                                              1997             1996             1996            1995
---------------------------------------------------------------------------------------------------------------

PVFP - beginning of period                 $             419.2              -               32.6            48.6
Adjustment related to the purchase
   method of accounting                                    -              484.0              -               -
Interest accreted at 6.75% for 1997
   and 6.25% for 1996                                     28.4             22.4              0.5             2.1
Gross amortization, excluding interest                   (81.6)           (67.5)            (1.1)           (5.3)
Dividend of Globe Life Insurance
   Company (note 7)                                        -                -                -             (12.8)
Effect of net unrealized
   investment (gains) losses                             (33.4)           (19.7)             -               -
---------------------------------------------------------------------------------------------------------------

PVFP - end of period                       $             332.6            419.2             32.0            32.6
---------------------------------------------------------------------------------------------------------------


         Goodwill

         Under the purchase method of accounting, Goodwill is the excess of the purchase price over the fair value of assets and liabilities acquired and PVFP. The Company has elected to amortize goodwill on the straight line basis over a 20 year period.

         The Company reviews goodwill to determine if events or changes in circumstances may have affected the recoverability of the outstanding goodwill as of each reporting period. In the event that the Company determined that goodwill was not recoverable it would amortize such amounts as additional goodwill expense in the accompanying consolidated financial statements. As of December 31, 1997, the Company believes that no such adjustment is necessary.

   (1)   Continued

         Deferred Tax Assets and Liabilities

         Pursuant to the acquisition on April 1, 1996, GE Capital, and Aon Corporation, the Company's previous ultimate parent, agreed to file an election to treat the acquisition of Life of Virginia as an asset acquisition under the provisions of Internal Revenue Code Section 338(h)(10). As a result of that election, the tax basis of the Company's assets as of the date of acquisition were revalued based upon fair market values. The principal effect of the election was to establish a tax basis of intangibles for the value of the business acquired that is amortizable for tax purposes over 10-15 years.

         Deferred income taxes have been provided for the effects of temporary differences between financial reporting and tax bases of assets and liabilities and have been measured using the enacted marginal tax rates and laws that are currently in effect.

         Recognition of Premium Revenue and Related Expenses

         For universal life-type and investment products, generally there is no requirement for the payment of a premium other than to maintain account values at a level sufficient to pay mortality and expense charges. Consequently, premiums for universal life-type policies and investment products are not reported as revenue, but as deposits. Policy fee revenue for universal life-type policies and investment products consists of charges for the cost of insurance, policy administration, and surrenders assessed during the period. Expenses include interest credited to policy account balances and benefit claims incurred in excess of policy account balances.

         In general, for accident and health products, premiums collected are reported as earned proportionately over the period covered by the policies. For all other life products, premiums are recognized as revenue when due. Benefits and related expenses associated with the premium revenues are charged to expense proportionately over the lives of the policies through a provision for future policy benefit liabilities and through deferral and amortization of deferred policy acquisition costs.

   (1)   Continued

         Reinsurance

         Reinsurance premiums, commissions, and expense reimbursements on reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums and benefits ceded to other companies have been reported as a reduction of premium revenue and benefits. Expense reimbursements received in connection with reinsurance ceded have been accounted for as a reduction of the related policy acquisition costs or, to the extent such reimbursements exceed the related acquisition costs, as other revenue. All reinsurance receivables and prepaid reinsurance premium amounts are reported as assets.

         Investments

         Fixed maturities are classified as available for sale and carried at fair value. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity that are included in net investment income. Included in fixed maturities are investments in mortgage-backed securities. Investment income on mortgage-backed securities is initially based upon yield, cash flow and prepayment assumptions at the date of purchase. Subsequent revisions in those assumptions are recorded using the retrospective method, whereby the amortized cost of the securities is adjusted to the amount that would have existed had the revised assumptions been in place at the date of purchase. The adjustments to amortized cost are recorded as a charge or credit to investment income.

         Short-term investments are carried at amortized cost which approximates fair value. Equity securities are valued at fair value. Mortgage loans are carried at their unpaid principal balance, net of allowances for estimated uncollectible amounts. Real estate is carried generally at cost less accumulated depreciation. Policy loans are carried at unpaid principal balance. Other long-term investments are carried generally at cost.

         Changes in the market values of investments available-for-sale, net of the effect on deferred policy acquisition costs, present value of future profits and deferred federal income taxes are reflected as unrealized investment gains or losses in a separate component of stockholders' interest and accordingly, have no effect on net income.

   (1)   Continued

         Investments that have declines in fair value below cost, that are judged to be other than temporary, are written down to estimated fair value and reported as realized investment losses. Additionally, reserves for mortgage loans and certain other long-term investments are established based on an evaluation of the respective investment portfolio, past credit loss experience, and current economic conditions. Writedowns and the change in reserves are included in realized investment gains and losses in the consolidated statements of income. In general, the Company ceases to accrue investment income when interest or dividend payments are in arrears.

         Impaired loans are loans for which it is probable that the Company will be unable to collect all amounts due according to terms of the original contractual terms of the loan agreement. This definition includes, among other things, leases, or larger groups of small-homogenous loans, and therefore applies principally to the Company's commercial loans. Life of Virginia measures impaired loans at the present value of the loans discounted cash flow using the effective interest rate of the original loan as the discount rate.

         Deferred Policy Acquisition Costs

         Costs of acquiring new business, principally commissions, underwriting and sales expenses that vary with and are primarily related to the production of new business, are deferred. For non-universal life-type products, amortization of deferred policy acquisition costs is related to and based on the present value of expected premium revenues on the policies. Periodically amortization is adjusted to reflect current withdrawal experience. Expected premium revenues are estimated by using the same assumptions used in estimating future policy benefits.

         Deferred policy acquisition costs related to universal life-type policies and investment products are amortized in relation to the present value of expected gross profits on the policies. Such amortization is adjusted periodically to reflect differences in actual and assumed gross profits.

   (1)   Continued

         To the extent that unrealized gains or losses on available for sale securities would result in an adjustment to deferred policy acquisition costs amortization, had those gains or losses actually been realized, the related deferred policy acquisition cost adjustments are recorded along with the unrealized gains or losses included in stockholders' equity with no effect on net income.

         The components of deferred policy acquisition costs are as follows:


                                                                                            Preacquisition
                                                                                   -------------------------
                                                                   Nine months   Three months
                                                   Year ended            ended          ended    Year ended
                                                 December 31,     December 31,      March 31,   December 31,
(millions)                                               1997             1996           1996           1995
------------------------------------------------------------------------------------------------------------

Deferred policy acquisition costs -                 $    70.3             -            363.9          388.1
   beginning of period
Commissions and expenses deferred                       112.3            74.9           22.2           76.1
Amortization                                            (10.8)           (3.2)          (6.0)         (39.3)
Dividend of Globe Life Insurance
   Company (note 7)                                       -               -              -            (22.8)
Effect of net unrealized investment
   (gains) losses                                        (6.8)           (1.4)          17.9          (38.2)
------------------------------------------------------------------------------------------------------------

Deferred policy acquisition costs - end of period   $   165.0            70.3          398.0          363.9
------------------------------------------------------------------------------------------------------------



         Property and Equipment

         Property and equipment are generally depreciated using the straight-line method over their estimated useful lives. As a result of purchase accounting, fully depreciated property and equipment were removed.

         Fair Value of Financial Instruments

         The following methods and assumptions were used to estimate fair values for financial instruments. The carrying amounts in the consolidated statements of financial position for cash and short-term investments approximate their fair values. Fair values for fixed

   (1)   Continued

         maturity securities and equity securities are based on quoted market prices or, if they are not actively traded, on estimated values obtained from independent pricing services or in the case of private placements, are estimated by discounted expected future cash flows using a current market rate applicable to the yield credit quality, call features and maturity of the investments, as applicable. The fair values for mortgage loans and policy loans are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Fair values of derivatives are based on quoted prices for exchange-traded instruments or the cost to terminate or offset with other contracts.

         Fair values for liabilities for investment-type contracts are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

         Separate Account Business

         The assets and liabilities of the separate accounts represent designated funds of group pension, variable life and annuity policyholders and are not guaranteed or supported by other general investments of the Company. The Company earns mortality and expense risk fees from the separate accounts and assesses withdrawal charges in the event of early withdrawals. The assets are carried at fair value and are offset by liabilities that represent such policyholders' equity in those assets. The net investment income generated from these assets is not included in the consolidated statements of income.

         The Company has periodically transferred capital to the separate accounts to provide for the initial purchase of investments in the new portfolios. As of December 31, 1997, approximately $44.6 million of the Company's common stock investment related to its capital investments in the separate accounts.

         Future Policy Benefit Liabilities and Unearned Premiums and Policy and Contract Claims

         Future policy benefit liabilities on non-universal life-type and accident and health products have been provided on the net level premium method. The liabilities are calculated based on assumptions as to investment yield, mortality, morbidity and

   (1)   Continued

         withdrawal rates that were determined at the date of issue or acquisition of Life of Virginia by the Parent, and provide for possible adverse deviations. Interest assumptions are graded and range from 7.4% to 6.5%.

         Withdrawal assumptions are based principally on experience and vary by plan, year of issue, and duration.

         Policyholder liabilities on universal life-type and investment products are generally based on policy account values. Interest crediting rates for these products range from 8.6% to 4.5%.

         Unearned premiums generally are calculated using the pro rata method based on gross premiums. However, in the case of credit life and credit accident and health, the unearned premiums are calculated such that the premiums are earned over the period of risk in a reasonable relationship to anticipated claims.

         Policy and contract claim liabilities represent estimates for reported claims, as well as provisions for losses incurred, but not yet reported. These claim liabilities are based on historical experience and are estimates of the ultimate amount to be paid when the claims are settled. Changes in the estimated liability are reflected in income as the estimates are revised.

         Foreign Currency Translation

         Foreign revenues and expenses are translated at average exchange rates. Foreign assets and liabilities are translated at year-end exchange rates. Unrealized foreign exchange gains or losses on translation are generally reported in stockholders' equity. No tax effect was taken into consideration for unrealized losses.


   (2)   Invested Assets and Related Income

         Under purchase accounting, the fair value of Life of Virginia's fixed maturity investments as of April 1, 1996, became Life of Virginia's new cost basis in such investments. The difference between the new cost basis and original par is then amortized against investment income over the remaining effective lives of the fixed maturity investments.

   (2)   Continued

         The Company's investments in debt and equity securities are considered available for sale and are carried at estimated fair value, with the aggregate unrealized appreciation or depreciation being recorded as a separate component of stockholders' equity. The carrying value and amortized cost of investments at December 31, 1997 and 1996 were as follows:


                                                                                          December 31, 1997
                                                               -------------------------------------------------

                                                                                Gross        Gross
                                                                  Amortized   Unrealized  Unrealized       Fair
(millions)                                                           Cost       Gains       Losses        Value
----------------------------------------------------------------------------------------------------------------

Available for sale:
     U.S. government and agencies                            $         44.3         1.3          -           45.6
     States and political subdivisions                                  1.8         0.3          -            2.1
     Foreign governments                                              200.1         6.5         (0.3)       206.3
     Corporate securities                                           3,362.1       120.6         (8.1)     3,474.6
     Mortgage-backed securities                                     1,859.8        39.6         (5.4)     1,894.0
----------------------------------------------------------------------------------------------------------------

Total fixed maturities                                              5,468.1       168.3        (13.8)     5,622.6

Total equity securities                                               130.7        21.5         (0.5)       151.7
----------------------------------------------------------------------------------------------------------------

Total available for sale                                     $      5,598.8       189.8        (14.3)     5,774.3
----------------------------------------------------------------------------------------------------------------


                                                                                          December 31, 1996
                                                               --------------------------------------------------

                                                                                Gross        Gross
                                                                  Amortized   Unrealized  Unrealized         Fair
(millions)                                                           Cost       Gains       Losses          Value
------------------------------------------------------------------------------------------------------------------
Available for sale:
     U.S. government and agencies                            $         65.5         2.1          -           67.6
     States and political subdivisions                                  2.1         -            -            2.1
     Foreign governments                                              178.2         5.6          -          183.8
     Corporate securities                                           3,092.1        29.0        (19.6)     3,101.5
     Mortgage-backed securities                                     1,764.3        29.7         (6.3)     1,787.7
-----------------------------------------------------------------------------------------------------------------

Total fixed maturities                                              5,102.2        66.4        (25.9)     5,142.7

Total equity securities                                               155.1        11.2         (0.8)       165.5
-----------------------------------------------------------------------------------------------------------------

Total available for sale                                     $      5,257.3        77.6        (26.7)     5,308.2
-----------------------------------------------------------------------------------------------------------------

   (2)   Continued

         The scheduled maturity distribution of the fixed maturity portfolio at December 31 follows. Expected maturities may differ from scheduled contractual maturities because issuers of securities may have the right to call or prepay obligations with or without call or prepayment penalties.



                                                                                               1997
                                                                               ---------------------------
                                                                                    Amortized         Fair
(millions)                                                                               Cost        Value
----------------------------------------------------------------------------------------------------------

Due in one year or less                                                      $         105.8         106.7
Due after one year through five years                                                1,196.8       1,224.3
Due after five years through ten years                                               1,654.9       1,705.3
Due after ten years                                                                    650.8         692.3
-----------------------------------------------------------------------------------------------------------

Subtotals                                                                            3,608.3       3,728.6

Mortgage-backed securities                                                           1,859.8       1,894.0
-----------------------------------------------------------------------------------------------------------

Totals                                                                       $       5,468.1       5,622.6
-----------------------------------------------------------------------------------------------------------



         As required by law, the Company has investments on deposit with governmental authorities and banks for the protection of policyholders of $4.7 million and $4.5 million at December 31, 1997 and 1996, respectively.

         At December 31, 1997, approximately 24.8% and 15.9% of the Company's investment portfolio is comprised of securities issued by the manufacturing and financial industries, respectively, the vast majority of which are rated investment grade, and which are senior secured bonds. No other industry group comprises more than 10% of the Company's investment portfolio. This portfolio is widely diversified among various geographic regions in the United States, and is not dependent on the economic stability of one particular region.

         At December 31, 1997, the Company did not hold any fixed maturity securities, other than securities issued or guaranteed by the U.S. government, which exceeded 10% of shareholders interest.

   (2)   Continued

         The credit quality of the fixed maturity portfolio at December 31, follows. The categories are based on the higher of the ratings published by Standard & Poors or Moody's.



                                                             1997                         1996
                                                  -------------------------     -------------------------
                                                      Fair                         Fair
                                                     value      Percent           value       Percent
------------------------------------------------------------------------------------------------------

Agencies and treasuries                        $      308            5.5%   $      317          6.2%
AAA/Aaa                                             1,465           26.0         1,437         27.9
AA/Aa                                                 320            5.7           247          4.8
A/A                                                 1,101           19.6           988         19.2
BBB/Baa                                             1,862           33.1         1,864         36.3
BB/Ba                                                 307            5.5           207          4.0
B/B                                                    77            1.4            13          0.3
Not rated                                             182            3.2            69          1.3
-----------------------------------------------------------------------------------------------------

Totals                                         $    5,622          100.0%   $  5,142.         100.0%
-----------------------------------------------------------------------------------------------------



         Bonds with earnings ranging from AAA/Aaa to BBB-/Baa3 are generally regarded as investment grade securities. Some agencies and treasuries (that is, those securities issued by the United States government or an agency thereof) are not rated, but all are considered to be investment grade securities. Finally, some securities, such as private placements, have not been assigned a rating by any rating service and are therefore categorized as "not rated." This has neither positive nor negative implications regarding the value of the security.

   (2)   Continued

         The Company had $6.4 million and $12.6 million of non-income producing investments on December 31, 1997 and December 31, 1996, respectively.

         "Impaired" loans are defined under generally accepted accounting principles as loans for which it is probable that the lender will be unable to collect all amounts due according to the original contractual terms of the loan agreement. That definition excludes, among other things, leases or large groups of smaller-balance homogenous loans, and therefore applies principally to the Company's commercial loans.

         Under these principles, the Company has two types of "impaired" loans as of December 31, 1997 and 1996: loans requiring allowances for losses and loans expected to be fully recoverable because the carrying amount has been reduced previously through charge-offs or deferral at income recognition ($23.0 million and $-, respectively). There was no allowance for losses on these loans as of December 31, 1997 and 1996. Average investment in impaired loans during 1997 was $23.0 million and interest income earned on these loans while they were considered impaired was $2.0 million. There were no impaired loans nor related interest income earned on such loans in 1996.

         The Company's mortgage and real estate portfolio is distributed by geographic location and type. However, the Company has concentration exposures in certain regions and in certain types as shown in the following two tables.

         Geographic distribution as of December 31, 1997:



                                                                                    Mortgage    Real estate
-----------------------------------------------------------------------------------------------------------

South Atlantic                                                                          47.0%         60.3%
East North Central                                                                      14.8           2.3
Mountain                                                                                14.1           -
West South Central                                                                      12.0          37.4
Pacific                                                                                  6.6           -
Middle Atlantic                                                                          3.9           -
East South Central                                                                       1.6           -
------------------------------------------------------------------------------------------------------------

Total                                                                                  100.0%         100.0%
------------------------------------------------------------------------------------------------------------

(2)      Continued

         Type distribution as of December 31, 1997:



                                                                                Mortgage     Real estate
--------------------------------------------------------------------------------------------------------

Office building                                                                   19.8%            51.1%
Retail                                                                            23.7             21.3
Industrial                                                                        21.2               -
Apartments                                                                        21.8             25.3
Other                                                                             13.5              2.3
--------------------------------------------------------------------------------------------------------

Total                                                                            100.0%           100.0%
--------------------------------------------------------------------------------------------------------





         Net unrealized gains and losses on investment securities classified as available-for-sale are reduced by deferred income taxes and adjustments to the present value of future profits and deferred policy acquisition costs that would have resulted had such gains and losses been realized. Net unrealized gains and losses on available-for-sale investment securities reflected as a separate component of stockholders' equity are summarized as follows:



                                                                                               Preacquisition
                                                                               -------------------------------------
                                                                     Nine months        Three months
                                                      Year ended        ended              ended        Year ended
                                                     December 31,    December 31,          March 31,    December 31,
(millions)                                               1997             1996               1996           1995
--------------------------------------------------------------------------------------------------------------------

Net unrealized gains on available-for-sale investment securities before adjustments:
      Fixed maturities                     $           154.5             40.5                2.8          143.8
      Equity securities                                 21.0             10.4                5.8           23.2
--------------------------------------------------------------------------------------------------------------------

Subtotal                                               175.5             50.9                8.6          167.0

Adjustments to the present value
   of future profits and deferred policy
   acquisition costs                                   (61.2)           (21.1)               9.9           (8.0)

Deferred income taxes                                  (40.0)           (10.4)              (6.6)         (55.9)
--------------------------------------------------------------------------------------------------------------------

Net unrealized gains on
   available-for-sale investment
   securities                                           74.3             19.4               11.9          103.1
--------------------------------------------------------------------------------------------------------------------

(2)      Continued

         The source of investment income of the Company is as follows:

                                                                                           Preacquisition
                                                                            ----------------------------------
                                                                Nine months     Three months
                                                  Year ended          ended            ended     Year ended
                                                 December 31,   December 31,        March 31,   December 31,
(millions)                                              1997           1996             1996           1995
--------------------------------------------------------------------------------------------------------------

Fixed maturities                           $           398.5          274.4             93.1          332.8
Equity securities                                        7.3            8.7              4.2           10.8
Mortgage loans on real estate                           48.3           41.3             13.5           49.8
Short-term investments                                   1.0            2.5              0.5            3.5
Other investments                                       22.3           12.9              3.0           13.2
--------------------------------------------------------------------------------------------------------------

Gross investment income                                477.4          339.8            114.3          410.1
Investment expenses                                     (4.9)          (5.4)            (2.3)          (8.0)
--------------------------------------------------------------------------------------------------------------

Net investment income                      $           472.5          334.4            112.0          402.1
--------------------------------------------------------------------------------------------------------------



         Gross realized investment gains and losses resulting from the sales of investment securities were as follows:



                                                                                     Preacquisition
                                                                     ---------------------------------
                                                      Nine months     Three months
                                       Year ended           ended            ended       Year ended
                                      December 31,    December 31,        March 31,     December 31,
(millions)                                   1997            1996             1996             1995
------------------------------------------------------------------------------------------------------

Fixed maturities available for sale:
   Gross gains                         $      8.3             0.6              0.5             12.9
   Gross losses                               -              (0.7)            (1.4)           (90.2)
Fixed maturities held to maturity:
   Gross gains                                -               -                -                1.1
   Gross losses                               -               -                -              (13.8)
Equity securities                             3.4             6.0             10.3              5.6
Mortgage loans on real estate                (0.8)            -               (0.4)             2.3
Other                                         2.4             0.1              -                5.6
---------------------------------------------------------------------------------------------------

Total before tax                             13.3             6.0              9.0            (76.5)
Less applicable tax                          (4.7)           (2.3)            (1.9)            26.8
----------------------------------------------------------------------------------------------------

Total                                  $      8.6             3.7              7.1            (49.7)
----------------------------------------------------------------------------------------------------

(2)      Continued

         The changes in net unrealized gains (losses) on fixed maturities and equity security investments are as follows:



                                                                                           Preacquisition
                                                                           -----------------------------------
                                                              Nine months    Three months
                                              Year ended            ended           ended       Year ended
                                             December 31,     December 31,       March 31,     December 31,
(millions)                                          1997             1996            1996             1995
--------------------------------------------------------------------------------------------------------------

Fixed maturities:
   Available for sale                         $    114.0             40.5          (141.0)           298.7
   Held to maturity                                  -                -               -              233.7
Equity securities                                   10.6             10.4           (17.4)            26.1
--------------------------------------------------------------------------------------------------------------

Net unrealized investment gains (losses)      $    124.6             50.9          (158.4)           558.5
--------------------------------------------------------------------------------------------------------------



 (3)     Income Tax

         Beginning April 1, 1996, Life of Virginia and its subsidiary have been included in the life insurance company consolidated federal income tax return of GE Capital Assurance and are also subject to a separate tax-sharing agreement, as approved by state insurance regulators, the provisions of which are substantially the same as the tax-sharing agreement with GE Capital. Prior to April 1, 1996, Life of Virginia was included in the consolidated federal income tax return of Aon and its principal domestic subsidiaries and in accordance with intercompany policy, provided taxes on income based on a separate company basis. Amounts payable or recoverable related to periods before April 1, 1996, are subject to an indemnification agreement with Aon. As such the Company is not at risk for any income taxes nor entitled to recoveries related to those periods.

(3)      Continued

         Income taxes are recorded in the statements of income and directly in stockholders' equity accounts. Income taxes for the years ending December 31 was allocated as follows:




                                                                                     Preacquisition
                                                                      -----------------------------------
                                                        Nine months     Three months
                                        Year ended            ended            ended      Year ended
                                       December 31,     December 31,        March 31,    December 31,
(millions)                                    1997             1996             1996            1995
---------------------------------------------------------------------------------------------------------

Statement of income:
   Operating income (excluding
      realized investment gains
      and losses)                         $   47.5             29.5              5.1            53.9
   Realized investment gains/losses            4.7              2.3              1.9           (26.8)
--------------------------------------------------------------------------------------------------------

   Income tax expense included
      in the statement of income              52.2             31.8              7.0            27.1
Stockholders' equity:
   Unrealized gains/(losses) on
      securities available for sale           29.6             10.4            (49.3)           86.0
--------------------------------------------------------------------------------------------------------

Total                                     $   81.8             42.2            (42.3)          113.1
--------------------------------------------------------------------------------------------------------



         The actual federal income tax expense differed from the expected tax expense computed by applying the U.S. federal statutory rate to income before income tax expense. A reconciliation of the income tax provisions based on the statutory corporate tax rate to the provisions reflected in the consolidated financial statements is as follows:

                                                                                                   Preacquisition
                                                                                     ------------------------------------------
                                                                    Nine months          Three months
                                              Year ended               ended                ended              Year ended
                                             December 31,          December 31,          December 31,         December 31,
                                                 1997                  1996                  1996                 1995
                                         --------------------- --------------------- -------------------- ---------------------
Statutory tax rate .....................  $  50.1       35.0%   $  30.1       35.0%   $  6.6       35.0%   $  23.2       35.0%
Tax-exempt investment income
 deductions ............................    ( 0.9)      (0.7)     ( 1.0)      (1.2)       --       (0.1)     ( 0.1)      (0.1)
Adjustment of prior year taxes .........       --         --         --         --        --         --        3.5        5.3
Other-net ..............................      3.0        2.2        2.7        3.2       0.4        2.1        0.5        0.7
                                          -------       ----    -------       ----    ------       ----    -------       ----
Effective tax rate .....................  $  52.2       36.5%   $  31.8       37.0%   $  7.0       37.0%   $  27.1       40.9%
                                          =======       ====    =======       ====    ======       ====    =======       ====

     Significant compnents of Life of Virginia's deffered tax liabilities and assets are as follows (in millions):



                                              December 31,     December 31,
                                                  1997             1996
                                             --------------   -------------
Deferred tax liabilities:
 Present value of future profits .........       $ 79.1             89.9
 Unrealized investment gains .............         40.0             10.4
 Other ...................................          2.7              6.5
                                                 ------            -----
Total deferred tax liabilities ...........        121.8            106.7
                                                 ------            -----
Deferred tax assets:
 Insurance reserve amounts ...............        142.9            120.4
 Policy acquisition costs ................         11.8             34.3
 Guaranty fund amounts ...................          9.4             10.8
 Other ...................................         15.1             14.1
                                                 ------            -----
Total deferred tax assets ................        179.2            179.6
                                                 ------            -----
Net deferred tax assets ..................       $ 57.4             72.9
                                                 ======            =====

     Deferred taxes are allocated to individual subsidiaries by applying the asset and liability method of accounting for deferred income taxes. Intercompany balances are settled annually.

(3)      Continued

         A valuation allowance is provided when it is more likely than not that some portion of the deferred tax assets will not be realized. Management believes the deferred tax assets will be fully realized in the future based on the expectation of the reversal of existing temporary differences, anticipated future earnings, and consideration of all other available evidence. Accordingly, no valuation allowance is established.

         The amount of income taxes paid (refunded) for the year ended December 31, 1997, the nine months ended December 31, 1996, three months ended March 31, 1996, and the year ended December 31, 1995 was $64.4 million, $38.6 million, $(2.4) million and $44.9 million, respectively.


   (4)   Reinsurance and Claim Reserves

         Life of Virginia is involved in both the cession and assumption of reinsurance with other companies. Life of Virginia's reinsurance consists primarily of long-duration contracts that are entered into with financial institutions and related party reinsurance. Although these reinsurance agreements contractually obligate the reinsurers to reimburse the Company, they do not discharge the Company from its primary liabilities and the Company remains liable to the extent that the reinsuring companies are unable to meet their obligations.

         A summary of reinsurance activity is as follows:



                                                                                       Preacquisition
                                                                       ---------------------------------
                                                         Nine months     Three months
                                         Year ended            ended            ended        Year ended
                                       December 31,     December 31,        March 31,      December 31,
                                               1997             1996             1996              1995
                                     ---------------  ---------------  ---------------   ---------------
                                             Earned           Earned           Earned            Earned
                                     ---------------  ---------------  ---------------   ---------------
Direct                              $         337.3            210.5             77.2             261.5
Assumed                                        20.7              6.6             35.0               4.3
Ceded                                          84.8             62.4             19.8              86.5
-------------------------------------------------------------------------------------------------------

Net premiums                                  273.2            154.7             92.4             179.3
-------------------------------------------------------------------------------------------------------

   (4)   Continued

         Due to the nature of the Company's reinsurance contracts, premiums earned approximate premiums written.

         A significant portion of Life of Virginia's ceded premiums relates to group life and health premiums. Life of Virginia is the primary carrier for the State of Virginia employees group life and health plan. By statute, Life of Virginia must reinsure these risks with other Virginia domiciled companies who wish to participate.

         Incurred losses and loss adjustment expenses are net of reinsurance of $72.7 million, $60.5 million, $17.2 million and $63.1 million for the year ended December 31, 1997, the nine months ended December 31, 1996, three months ended March 31, 1996 and the year ended December 31, 1995, respectively.

         In December 1994, Life of Virginia ceded to CICA $406.6 million of its guaranteed investment contract liabilities. In conjunction with the liability cession, Life of Virginia transferred to CICA available for sale fixed maturities with a fair value of $278.1 million and a cost of $287.2 million and preferred stock with a fair value of $110.5 million and a cost of $119.7 million.

         In January 1995, Life of Virginia ceded to CICA $600 million of its single premium deferred annuity liabilities. In conjunction with the liability cession, Life of Virginia transferred to CICA available for sale fixed maturities with a fair value of $436.1 million and book value of $501.4 million and held to maturity fixed maturities with a fair value of $81.4 million and a book value of $95.1 million. In addition, $5.5 million of accrued income related to the assets above was transferred to CICA. This transaction resulted in a deferred reinsurance gain of $77.0 million, $24 million of which was recognized in 1995. Additionally, Life of Virginia recognized a $79.0 million realized investment loss.

(4)      Continued

         In connection with the sale of the Company, the following transactions occurred effective January 1, 1996: single premium deferred annuity liabilities reinsured with CICA in 1995 were recaptured, guaranteed investment contract liabilities reinsured with CICA in 1994 were recaptured, other lines of CICA insurance business inforce were assumed, and other related liabilities of CICA were assumed. In conjunction with the recapture and assumption, CICA transferred to Life of Virginia assets with a fair value totaling $842.6 million. For the three months ended March 31, 1996, premiums of $33.9 million, benefits of $46.7 million, commission expense of $10.2 million and a capital contribution of $69.3 million as a result of various reinsurance transactions. The $53 million deferred reinsurance gain remaining at December 31, 1995 from the January 1995 single premium deferred annuity cession to CICA was recognized as a capital contribution. The tables below summarize the assets and liabilities transferred from CICA to the Company.



       Millions                                                    Fair Value
-----------------------------------------------------------------------------
Assets transferred:
     Fixed maturity                                              $     727.4
     Preferred stock                                                    88.2
     Policy loans                                                       14.2
     Accrued investment income                                          10.0
     Cash                                                                2.8
-----------------------------------------------------------------------------

Total                                                                  842.6
-----------------------------------------------------------------------------

Liabilities recaptured and assumed:
     Single premium deferred annuity                                   410.5
     Guaranteed investment contracts                                   212.6
     Universal life contracts                                          156.6
     Individual traditional contracts                                   33.2
     Other lines of business inforce                                    19.9
     Other liabilities                                                  16.5
-----------------------------------------------------------------------------

Total                                                            $     849.3
-----------------------------------------------------------------------------

   (5)   Employee Benefits

         Savings Plan

         Beginning April 1, 1996, Life of Virginia's salaried and commissioned employees participated in a General Electric contributory savings plan. Provisions made for the savings plan were $.9 million and $.6 million for the year ended December 31, 1997 and the nine months ended December 31, 1996.

         Prior to the acquisition on April 1, 1996, Life of Virginia participated in Aon's contributory savings plan for the benefit of salaried and commissioned employees. Provisions made for the savings plan were $.3 million and $.8 million for the three months ended March 31, 1996, and the year ended December 31, 1995, respectively. This plan terminated upon the acquisition of Life of Virginia by GE Capital.

         Employee Stock Ownership Plan

         Prior to the acquisition on April 1, 1996, Life of Virginia participated in Aon's leveraged ESOP for the benefit of salaried and certain commissioned employees. Contributions to the ESOP for the three months ended March 31, 1996 and the year ended December 31, 1995 charged to Life of Virginia's operations amounted to $.1 million and $.5 million, respectively. This plan terminated upon the acquisition of Life of Virginia by GE Capital.

         Pension Plan

         Beginning April 1, 1996, Life of Virginia's salaried and commissioned employees participated in a General Electric contributory defined benefit pension plan. Generally, benefits are based on the greater of a formula recognizing career earnings or a formula recognizing length of service and final average earnings. Benefit provisions are subject to collective bargaining. General Electric's funding policy is to contribute amounts sufficient to meet minimum funding requirements as set forth in employee benefit and tax laws plus such additional amounts as determined appropriate. The components of net periodic pension cost and benefit obligations of the General Electric defined benefit plan are not separately available for Life of Virginia. In connection with Life of Virginia's participation in the General Electric contributory defined benefit pension plan a $.6 million and $.4 million expense were incurred for the year ended December 31, 1997 and the nine months ended December 31, 1996.

   (5)   Continued

         Prior to the acquisition on April 1, 1996, Life of Virginia participated in Aon's non-contributory defined benefit pension plan providing retirement benefits for salaried employees and certain commissioned employees based on years of service and salary. Aon's funding policy was to contribute amounts to the plan sufficient to meet the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974, plus such additional amounts as Aon determined to be appropriate from time to time. The components of net periodic pension cost and benefit obligations of the Aon defined benefit plan were not separately available for Life of Virginia. In connection with Life of Virginia's participation in the Aon defined benefit plan, the Company had net pension credits of $1.2 million and $3.8 million in the three months ended March 31, 1996 and the year ended December 31, 1995. This plan terminated upon the acquisition of Life of Virginia by GE Capital.

         Postretirement Benefits Other Than Pensions

         Beginning April 1, 1996, Life of Virginia's salaried and commissioned employees participated in a General Electric retiree health and life insurance benefit plan. The plans principally provides health and life insurance benefits to employees who retire under the General Electric pension plan with 10 or more years of service. Retirees share in the cost of their health care benefits. The funding policy for retiree health benefits is generally to pay covered expenses as they are incurred. Expenses incurred by Life of Virginia for the year ended December 31, 1997 and the nine months ended December 31, 1996 for the retiree health and life insurance benefit plan were $1.9 million and $1.3 million, respectively.

         Prior to the acquisition on April 1, 1996, Aon sponsored two defined benefit postretirement health and welfare plans in which Life of Virginia participated that cover both salaried and nonsalaried employees. One plan provided medical benefits, prior to and subsequent to Medicare eligibility, and the other provided life insurance benefits. The postretirement health care plan was contributory, with retiree contributions adjusted annually; the life insurance plan was noncontributory. Both plans were funded on a pay-as-you-go basis. These plans terminated upon the acquisition of Life of Virginia by GE Capital.

(6)      Lease Commitments

         Life of Virginia has noncancelable operating leases for certain office space, equipment and automobiles. Future minimum rental payments required under operating leases that have initial or remaining noncancelable lease terms in excess of one year at December 31, 1997 are as follows:



(millions)                                       Minimum lease payments
------------------------------------------------------------------------
1998                                                           $    1.1
1999                                                                0.8
2000                                                                0.5
2001                                                                0.3
2002                                                                -
Later years                                                         -
------------------------------------------------------------------------

Total minimum payments required                                $    2.7
------------------------------------------------------------------------




         Rental expense for all operating leases for the year ended December 31, 1997, for the nine months ended December 31, 1996, the three months ended March 31, 1996 and the year ended December 31, 1995 amounted to $1.3 million, $2.5 million, $.8 million and $3.6 million, respectively.


   (7)   Related Party Transactions

         Life of Virginia pays investment advisory fees and other fees to affiliates. Amounts incurred for these items aggregated $7.6 million, $3.2 million, $3.5 million and $5.8 million for the year ended December 31, 1997, the nine months ended December 31, 1996, the three months ended March 31, 1996 and the year ended December 31, 1995, respectively. Life of Virginia charges affiliates for certain services and for the use of facilities and equipment which aggregated $4.6 million, $2.0 million, $1.0 million, and $10.0 million for the year ended December 31, 1997, the nine months ended December 31, 1996, the three months ended March 31, 1996, and the year ended December 31, 1995, respectively.

   (7)   Continued

         At December 31, 1997 and 1996, Life of Virginia held investments in securities of certain affiliates amounting to $2.6 million. Amounts included in net investment income related to these holdings totaled $0.1 million, $0.1 million, $0.2 million and $1.0 million for the year ended December 31, 1997, for the nine months ended December 31, 1996, the three months ended March 31, 1996 and the year ended December 31, 1995, respectively.

         In January 1995, Life of Virginia dividend 100% of its Globe Life Insurance Company ("Globe") common stock to CICA, a subsidiary of Aon. At December 31, 1994, Globe had assets of $954.9 million, liabilities of $765.7 million and stockholders' equity of $189.2 million. The fair value of this dividend was $193.3 million.

         In 1995, Life of Virginia received from CICA, in the form of a capital contribution, fixed maturities with a fair value of $45.0 million.

         In January 1995, Life of Virginia transferred limited partnership investments with a fair value of $8.0 million and book value of $7.5 million, common stocks with a fair value of $5.6 million and book value of $3.4 million, and cash of $6.4 million to pay a $20.0 million dividend declared but not paid in 1994. A $2.7 million realized investment gain was recorded on this transfer.


   (8)   Litigation

         Life of Virginia is subject to numerous claims and lawsuits that arise in the ordinary course of business. In some of these cases the remedies that may be sought or damages claimed are substantial, including cases that seek punitive or extraordinary damages. Accruals for these lawsuits have been provided to the extent that losses are deemed probable and are estimable. Although the ultimate outcome of these suits cannot be ascertained and liabilities in indeterminate amounts may be imposed on Life of Virginia, on the basis of present information, availability of insurance coverage, and advice received from counsel, it is the opinion of management that the disposition or ultimate determination of such claims and lawsuits will not have a material adverse effect on the consolidated financial position or results of operations of Life of Virginia.

   (9)   Financial Instruments

         Interest Rate Risk Management

         Life of Virginia used interest rate swap agreements to manage asset and liability durations relating to its capital accumulation annuity business. As of December 31, 1995, these swap agreements had the net effect of lengthening liability durations. Variable rates received on interest rate swap agreements correlate with crediting rates paid on outstanding liabilities. The net effect of swap payments is settled periodically and reported in income. There was no settlement of underlying notional amounts.

         Life of Virginia performed frequent analyses to measure the degree of correlation associated with its derivative program. Life of Virginia assessed the adequacy of the correlation analyses results in determining whether the derivatives qualify for hedge accounting. Realized gains and losses on derivatives that qualify as hedges were deferred and reported as an adjustment of the cost basis of the hedged item. Deferred gains and losses were amortized into income over the life of the hedged item. The fair value of swap agreements hedging liabilities were not recognized in the consolidated statements of financial position.

         These interest rate swaps gave rise to credit risks due to possible non-performance by counterparties. The credit risk was generally limited to the fair value of those contracts that were favorable to Life of Virginia. Life of Virginia limited its credit risk by restricting investments in derivative contracts to a diverse group of highly rated major financial institutions. Life of Virginia closely monitored the credit worthiness of, and exposure to, its counterparties and considered its credit risk to be minimal.

         Life of Virginia had no interest rate swaps outstanding at December 31, 1997 and 1996.

         During the three months ended March 31, 1996 and the year ended December 31, 1995 Life of Virginia amortized $.6 million and $1.4 million, respectively, of net deferred losses relating to interest rate swaps into income.

         As of December 31, 1995, the principal swaps have maturities ranging from September 1999 to October 2000 and variable rates based on five year treasury rates. These swaps were terminated prior to March 31, 1996 resulting in a $1.1 million gain which was deferred.

(9)      Continued

         Other Financial Instruments

         Life of Virginia has certain investment commitments to provide fixed-rate loans. The investment commitments, which would be collateralized by related properties of the underlying investments, involve varying elements of credit and market risk. Investment commitments outstanding at December 31, 1997 and December 31, 1996, totaled $16.7 million and $1.7 million, respectively.


         Fair Value of Financial Instruments

         Accounting standards require the disclosure of fair values for certain financial instruments. The fair value disclosures are not intended to encompass the majority of policy liabilities, various other non-financial instruments, or other intangible items related to Life of Virginia's business. Accordingly, care should be exercised in deriving conclusions about Life of Virginia's business or financial condition based on the fair value disclosures.

         The Company has no derivative financial instruments as defined by SFAS No. 119 at December 31, 1997, other than mortgage loan commitments of $67.7 million.

   (9)   Continued

         The carrying amount and fair value of certain of Life of Virginia's financial instruments are as follows:



                                                                 December 31, 1997         December 31, 1996
                                                               ------------------------------------------------
                                                                Carrying         Fair    Carrying         Fair
(millions)                                                        Amount        Value      Amount        Value
---------------------------------------------------------------------------------------------------------------
Assets:
   Fixed maturities and
      equity securities
       (note 2)                                              $  5,774.3      5,774.3     5,308.2      5,308.2
   Mortgage loans on
      real estate                                                 496.2        532.2       585.4        622.6
   Policy loans                                                   188.4        188.4       179.5        179.5
   Cash, short-term
      investments and
      receivables                                                 138.6        138.6       186.4        186.4
   Assets held in separate accounts                             4,066.4      4,066.4     2,762.7      2,762.7
------------------------------------------------------------------------------------------------------------

Liabilities:
   Investment type
      insurance contracts                                       3,113.8      3,100.7     3,055.0      3,027.6
   Commissions and
      general expenses                                             51.1         51.1        46.8         46.8
   Liabilities related to separate accounts                     4,066.4      4,066.4     2,762.7      2,762.7
------------------------------------------------------------------------------------------------------------



         See Note 1 regarding the method used to estimate fair values.

                                                     1
  (10)   Stockholders' Equity

         Generally, the capital and surplus of Life of Virginia available for transfer to the Parent are limited to the amounts that the statutory capital and surplus exceed minimum statutory capital requirements; however, payments of the amounts as dividends may be subject to approval by regulatory authorities. The maximum amount of dividends which can be paid by the Company without prior approval at December 31, 1997, is $51.8 million.

         Statutory net income (loss) and stockholders' equity is summarized below:


                                                                                         Preacquisition
                                                                            ------------------------------
                                                                 Nine months  Three months
                                                 Year ended            ended         ended
                                               December 31,     December 31,      March 31,    December 31,
(millions)                                             1997             1996           1996           1995
----------------------------------------------------------------------------------------------------------
Statutory net income                      $           73.9             69.7           (8.3)           53.9
Statutory stockholders' equity                       522.5            419.1          360.5           364.2
----------------------------------------------------------------------------------------------------------


         The National Association of Insurance Commissioners has developed certain Risk Based Capital (RBC) requirements to help regulators identify life insurers that may be inadequately capitalized. If prescribed levels of RBC are not maintained, certain actions may be required on the part of the Company or its regulators. At December 31, 1997 the Company's Total Adjusted Capital and Authorized Control Level
         - RBC were above the calculated minimum regulatory thresholds.

                                    PART II

UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.


RULE 484 UNDERTAKING

     The Life Insurance Company of Virginia's By-laws provide, in Article V,
Section 5, for indemnification of directors, officers and employees of the Company.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provision, or otherwise under circumstances where the burden of proof set forth in Section 11(b) of the Act has not been sustained, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


REPRESENTATION PURSUANT TO RULE 26(e)(2)(A)

     Life of Virginia hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Life of Virginia.


CONTENTS OF REGISTRATION STATEMENT

     This Registration Statement comprises the following Papers and Documents:

     The facing sheet

     The Prospectus consisting of    pages

     The undertaking to file reports

     The Rule 484 undertaking

     Representation pursuant to Section 26(e)(2)(A)

     The signatures

     Written consents of the following persons:

      (a) J. Neil McMurdie

      (b) Sutherland, Asbill & Brennan LLP

      (c) Bruce E. Booker, FSA

      (d) KPMG Peat Marwick LLP

      (e) Ernst & Young LLP

     The following exhibits:

      See next page

                                   EXHIBITS

1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:


     (1)(a)            Resolution of Board of Directors of Life of Virginia authorizing the establishment of Separate
                       Account III. 13/
     (1)(b)            Resolution of Board of Directors of Life of Virginia authorizing the addition of Investment Subdivisions to Separate Account III. 13/
     (1)(c)            Resolution of Board of Directors of Life of Virginia authorizing the addition of Fidelity Asset Manager
                       Portfolio and Neuberger & Berman Advisers Management Trust to Separate Account III. 13/
     (1)(d)            Resolution of Board of Directors of Life of Virginia authorizing the establishment of Investment
                       Subdivisions of Separate Account III which invest in shares of Janus Aspen Series, Growth Portfolio,
                       Aggressive Growth Portfolio, and Worldwide Growth Portfolio. 13/
     (1)(e)            Resolution of Board of Directors of Life of Virginia authorizing the establishment of an additional
                       Investment Subdivision of Separate Account III which invests in shares of the Utility Fund of the
                       Insurance Management Series. 13/
     (1)(f)            Resolution of Board of Directors of Life of Virginia authorizing the establishment of additional
                       Investment Subdivisions of Separate Account III which invest in shares of the Corporate Bond Fund of the Insurance Management Series and the Contrafund Portfolio of the Variable Insurance Products
                       Fund II. 13/
     (1)(g)            Resolution of Board of Directors of Life of Virginia authorizing the establishment of two additional
                       Investment Subdivisions of Separate Account III which invest in shares of the International Equity
                       Portfolio and the Real Estate Securities Portfolio of the Life of Virginia Series Fund. 13/
     (1)(h)            Resolution of Board of Directors of Life of Virginia authorizing the establishment of four additional
                       Investment Subdivisions of Separate Account III which invest in shares of the American Growth Portfolio and the American Small Capitalization Portfolio of The Alger American Fund, and the Balanced Portfolio
                       and Flexible Income Portfolio of the Janus Aspen Series. 13/
     (1)(i)            Resolution of Board of Directors of Life of Virginia authorizing the establishment of two additional investment subdivisions of Separate Account 4, investing in shares of the Federated American Leaders
                       Fund II of the Federated Insurance Series, and the International Growth Portfolio of the Janus Aspen
                       Series. 10/
     (1)(j)            Resolution of Board of Directors of Life of Virginia authorizing additional Investment Subdivisions investing in shares of Growth and Income Portfolio and Growth Opportunities Portfolio of Variable
                       Insurance Products Fund III; Growth II Portfolio and Large Cap Growth Portfolio of the PBHG Insurance
                       Series Fund, Inc.; and Global Income Fund and Value Equity Fund of GE Investments Funds, Inc. 11/
     (1)(k)            Resolution of Board of Directors of Life of Virginia authorizing additional Investment Subdivisions investing in shares of Capital Appreciation Portfolio of Janus Aspen Series. 11/
     (1)(l)            Resolution of Board of Directors of Life of Virginia authorizing additional investment subdivisions investing in shares of U.S. Equity Fund of GE Investment Funds Inc., Growth and Income
                       Fund of Goldman Sachs Variable Income Trust and Mid Cap Equity Fund of Goldman
                       Sachs Variable Trust Income Fund.
       (2)             Not Applicable
     (3)(a)            Underwriting Agreement dated December 12, 1998 between The Life Insurance Company of Virginia and
                       Capital Brokerage Corporation.
     (3)(b)            Dealer Sales Agreement dated December 13, 1997. 13/
     (3)(c)            Product Commission Schedule 13/
       (4)             Not Applicable
     (5)(a)            Policy Form 14/
     (5)(b)            Endorsement to Policy 12/
     (5)(b)(i)         Endorsement providing Partial Withdrawals 12/
     (5)(c)            Guarantee Account Rider 12/
     (6)(a)            Certificate of Incorporation of The Life Insurance Company of Virginia 13/
     (6)(b)            By-Laws of The Life Insurance Company of Virginia 13/
       (7)             Not Applicable
     (8)(a)            Stock Sale Agreement between The Life Insurance Company of Virginia and Life of Virginia Series Fund,
                       Inc. 13/
     (8)(a)(i)         Amendments to Stock Sale Agreement between The Life Insurance Company of Virginia and Life of
                       Virginia Series Fund, Inc. 13/
     (8)(b)            Participation Agreement among The Life Insurance Company of Virginia, Variable Insurance Products
                       Fund II and Fidelity Distributors Corporation. 13/
     (8)(b)(i)         Amendment to Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors
                       Corporation, and The Life Insurance Company of Virginia. 10/
     (8)(b)(ii)        Amendment to Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors
                       Corporation, and The Life Insurance Company of Virginia. 10/

      (8)(c)           Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and
                       The Life Insurance Company of Virginia. 13/
      (8)(d)           Agreement between Oppenheimer Variable Account Funds, Oppenheimer Management Corporation and
                       The Life Insurance Company of Virginia. 13/
      (8)(d)(i)        Amendment to Agreement between Oppenheimer Variable Account Funds, Oppenheimer Management
                       Corporation and The Life Insurance Company of Virginia. 13/
      (8)(e)(i)        Addendum to Sales Agreement between Advisers Management Trust and The Life Insurance Company of
                       Virginia. 13/
      (8)(f)           Fund Participation Agreement between Janus Aspen Series and The Life Insurance Company of Virginia. 12/
      (8)(g)           Fund Participation Agreement between Insurance Management Series, Federated Securities Corp., and The
                       Life Insurance Company of Virginia.
      (8)(h)           Fund Participation Agreement between The Alger American Fund, Fred Alger and Company, Inc., and
                       The Life Insurance Company of Virginia. 13/
      (8)(i)           Fund Participation Agreement between Variable Insurance Products Fund III and The Life Insurance
                       Company of Virginia. 11/
      (8)(j)           Fund Participation Agreement between PBHG Insurance Series Fund, Inc. and The Life Insurance
                       Company of Virginia. 11/
      (8)(k)           Form of Participation Agreement between Goldman Sachs Variable
                       Insurance Trust and the Life Insurance Company of Virginia 12/
        (9)            Services Agreement 13/
     (10)              Form of Application 13/
     (11)              Memorandum describing Life of Virginia's Issuance, Transfer, Redemption and Exchange Procedures for
                       Policies. 10/
2.                     See Exhibit 1(A)5
3.                     Consents of the following:
      (3)(a)           Opinion and Consent of J. Neil McMurdie, Associate Counsel and Assistant Vice President for Life of
                       Virginia
      (3)(b)           Consent of Sutherland, Asbill & Brennan LLP, Outside Counsel
      (3)(c)           Consent of KPMG Peat Marwick LLP
      (3)(d)           Consent of Ernst & Young LLP
4.                     Not Applicable
5.                     Not Applicable
6.                     Opinion and Consent of Actuary Bruce E. Booker, Vice President and Actuary of Life of Virginia 12/
7.                     Power of Attorney dated April 16, 1997.

---------
9/ Incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement of form S-6, for Life of Virginia Separate Account III, filed with the Securities and Exchange Commission on October 31, 1995.
10/ Incorporated by reference to Post-Effective Amendment No. 17 to the
    Registration Statement of form S-6, for Life of Virginia Separate Account III, filed with the Securities and Exchange Commission on May 1, 1996.
11/ Incorporated by reference to Post-Effective Amendment No. 18 to the
    Registration Statement of form S-6, for Life of Virginia Separate Account III, filed with the Securities and Exchange Commission on May 1, 1997.
12/ Incorporated by reference to Pre-Effective No. 1 to the Registration
    Statement of Form S-6 for Life of Virginia Separate Account II, filed with the Securities and Exchange Commission on May 1, 1998.
13/ Incorporated by reference to Post-Effective No. 15 to the Registration
    Statement of form S-6 for Life of Virginia Separate Account II, filed with the Securities and Exchange Commission on May 1, 1998.
14/ To be filed by amendment.
                                      II-3

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant, Life of Virginia Separate Account III, certifies that it meets all the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the County of Henrico in the Commonwealth of Virginia, on the 29 day of April 1998


                                        Life of Virginia Separate Account III

                                        (Seal)The Life Insurance Company of
                                        Virginia
                                        (Depositor)

                                      Attest:  /s/ Laura Deusebio
                                             -------------------------------

                                      By: /s/ Selwyn L. Flourney, Jr.
                                         -------------------------------------
                                          Selwyn L. Flournoy, Jr.
                                          Senior Vice President

     Pursuant to the requirements of the Securities Act of 1933, The Life Insurance Company of Virginia certifies that it meets the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the County
of Henrico in the Commonwealth of Virginia on the      day of May, 1998.
                                        (Seal)The Life Insurance Company of
                                        Virginia


                                      Attest:  /s/ Laura Deusebio
                                             -------------------------------

                                      By: /s/ Selwyn L. Flourney, Jr.
                                         -------------------------------------
                                          Selwyn L. Flournoy, Jr.
                                          Senior Vice President


     Given under my hand this 29 day of April, 1998 in the
City/County of                       , Commonwealth of Virginia.

                                        /s/ Laura Deusebio
                                 ----------------------------------
                                           Notary Public


My Commission Expires   01/2000
                      ------------

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.




               Signature                                Title                  Date
---------------------------------------   ---------------------------------   ------
RONALD V. DOLAN                           Director, Chairman of the Board     4/29/98
--------------------------------------
Ronald V. Dolan

SELWYN L. FLOURNOY, JR.                   Director, Senior Vice President     4/29/98
--------------------------------------
Selwyn L. Flournoy, Jr.

LINDA L. LANAM                            Director, Senior Vice President     4/29/98
--------------------------------------
Linda L. Lanam

ROBERT D. CHINN                           Director, Senior Vice President     4/29/98
--------------------------------------
Robert D. Chinn

VICTOR C. MOSES                           Director                            4/29/98
--------------------------------------
Victor C. Moses

GEOFFREY S. STIFF                         Director                            4/29/98
--------------------------------------
Geoffrey S. Stiff

   By /s/ Selwyn L. Flournoy, Jr., pursuant to Power of Attorney executed on April 16, 1998.

                                   EXHIBITS


                     LIFE OF VIRGINIA SEPARATE ACCOUNT III

     (1)(l)            Resolution of Board of Directors of Life of Virginia authorizing additional investment subdivisions investing in shares of U.S. Equity Fund of GE Investment Funds Inc., Growth and Income
                       Fund of Goldman Sachs Variable Income Trust and Mid Cap Equity Fund of Goldman
                       Sachs Variable Trust Income Fund.
     (5)(b)            Endorsement to Policy
     (5)(b)(i)         Endorsement providing Partial Withdrawals
     (5)(c)            Guarantee Account Rider
      (8)(k)           Form of Participation Agreement between Goldman Sachs Variable
                       Insurance Trust and the Life Insurance Company of Virginia
     (10)              Form of Application
3.                     Consents of the following:
      (3)(a)           Opinion and Consent of J. Neil McMurdie, Associate Counsel and Assistant Vice President for Life of
                       Virginia
      (3)(b)           Consent of Sutherland, Asbill & Brennan LLP, Outside Counsel
      (3)(c)           Consent of KPMG Peat Marwick LLP
      (3)(d)           Consent of Ernst & Young LLP
6.                     Opinion and Consent of Actuary Bruce E. Booker, Vice President and Actuary of Life of Virginia

                                      II-6


